UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-03334

CALVERT SOCIAL INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

(202) 238-2200
(Registrant's Telephone Number)

September 30
Date of Fiscal Year End

September 30, 2019
Date of Reporting Period

____________________________________________________________________________________

Item 1. Report to Stockholders.

Calvert Balanced Fund
Calvert Bond Fund
Calvert Equity Fund
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Growth Allocation Fund (formerly, Calvert Aggressive Allocation Fund)

Calvert Social Investment Fund Calvert Balanced Fund • Calvert Bond Fund • Calvert Equity Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Funds electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

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TABLE OF CONTENTS

2	Management’s Discussion of Fund Performance
Performance and Fund Profile
4	Calvert Balanced Fund
6	Calvert Bond Fund
8	Calvert Equity Fund
10	Endnotes and Additional Disclosures
11	Fund Expenses
13	Financial Statements
89	Report of Independent Registered Public Accounting Firm
90	Federal Tax Information
91	Management and Organization
93	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
In the midst of a yearlong U.S.-China trade war and slowing economic growth worldwide, U.S. stocks delivered mixed returns during the 12-month period ended September 30, 2019.
U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S. With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the job market was robust during the period with the U.S. unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.
The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
For the period, the blue-chip Dow Jones Industrial Average®2 returned 4.21%; while the S&P 500® Index, representing the broader U.S. equity market, returned 4.25%. The Nasdaq Composite Index returned 0.52% during the period.
Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed small-caps, as measured by the Russell 2000® Index. Value stocks outpaced growth stocks during the period, as measured by the Russell growth and value indexes.
On the fixed-income side, investors witnessed a dramatic turnaround in bond markets. The rising interest-rate environment at the beginning of the period gave way to a falling interest-rate climate against the backdrop of multiple domestic and international uncertainties.
As 2018 came to a close, investors became increasingly concerned about the growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December 2018 rate hike, the Fed lowered its number of projected interest-rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.
Overall, U.S. bond markets performed well, with the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returning 10.30% during the period. U.S. investment-grade corporate bonds were among the best-performing bond asset classes7 during the period, with the Bloomberg Barclays U.S. Corporate Bond Index returning 13.00%.
Worries about slowing global growth, however, weighed on the high yield sector, one of the weaker fixed-income areas, with the ICE BofAML U.S. High Yield Index returning 6.30% during the period.
Fund Performance - Calvert Balanced Fund
For the 12-month period ended September 30, 2019, Calvert Balanced Fund (the Fund) returned 8.56% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the Russell 1000® Index (the Index), which returned 3.87%; and outperforming the Fund’s blended benchmark, which returned 6.88%.
The blended benchmark is composed of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the Secondary Index). The Fund normally invests about 60% of its assets in equity securities and 40% in fixed-income investments. The equity portion is primarily in large-cap U.S. stocks. The fixed-income portion is primarily in investment-grade debt securities.
Within the equity portion of the Fund, stock selection was a contributor to performance relative to the Index. Selection was particularly strong in the health care, materials and industrials sectors. The Fund’s underweight allocation to the energy sector, the worst-performing sector during the period, also benefited performance.
Ball Corp., an aluminum can manufacturer within the materials sector, was a large individual contributor during the period. The stock benefited from growth in the company’s sales volume as demand for aluminum cans rose throughout the beverage industry. Investors also responded positively to the company’s announced plans to return capital to shareholders through share buybacks and dividends. Ball Corp. was sold during the period.
Within the health care sector, the Fund’s overweight holding in Danaher Corp. - an international conglomerate with an emphasis on life sciences, health care diagnostics and environmental solutions firms - contributed to returns relative to the Index. The company’s stock rose after the announcement that it would purchase GE’s BioPharma business unit in February.
Performance Food Group Co., a consumer staples business that distributes food to restaurants and vending machines, was another contributor. Execution of the company’s strategy helped support growth in revenues and margins during the period. In November 2018, the company also announced a $250-million stock buyback, which was well received by investors.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE - continued

Stock selection in the energy sector was a leading detractor from performance relative to the Index. Core Laboratories NV, a provider of oil field services and equipment; National Oilwell Varco, Inc., a provider of equipment and technology to the upstream oil & gas industry; and Oceaneering International, Inc. (Oceaneering International), a provider of mini-submarines for the maintenance and repair of oil rigs, were among individual detractors overall. Sustained low oil prices and reduced capital expenditures across the energy sector weighed on all three stocks during the period. Oceaneering International was sold during the period.
Within the fixed-income portion of the Fund, the relatively short duration8 of the holdings detracted from performance relative to the Index. An overweight position in Treasury Inflation Protected Securities relative to the Secondary Index, and an underweight exposure to mortgage-backed securities also detracted from relative returns during the period.
Security selection within the fixed-income market was beneficial overall, and was particularly strong among investment-grade and high yield credits. Overweight exposure to asset-backed securities and underweight exposure to U.S. Treasurys were also beneficial during the period.
Fund Performance - Calvert Bond Fund
For the 12-month period ended September 30, 2019, Calvert Bond Fund (the Fund) returned 9.10% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which returned 10.30%.
The Fund’s shorter-than-Index duration was a large detractor from performance relative to the Index during the period. Security selection within asset-backed securities (ABS) also had a negative impact on Index-relative performance. However, security selection among investment-grade corporate securities, which represented more than one-third of the Fund, was a contributor to performance relative to the Index.
Although sector allocation positioning detracted overall, the Fund’s out-of-Index allocation to high yield securities enhanced performance. The Fund’s out-of-Index allocation to bank loans, its overweight exposure to ABS, and underweight exposure to U.S. Treasurys were also beneficial. The Fund’s yield curve9 position further benefited returns during the period.
At period-end, against the backdrop of multiple market and geopolitical uncertainties ─ international trade tensions, Brexit, and the U.S. impeachment inquiry, among others ─ the Fund was underweight duration relative to the Index. After the Fed announced in December 2018 that it would be backing away from interest-rate hikes in 2019, the Fund was positioned for a steepening of the yield curve.
At period-end, the Fund held an overweight position relative to the Index in Treasury Inflation Protected Securities, along with ABS tied to the housing market and household balance sheets.

Given the relatively late stage of the credit cycle, the Fund had a lower-than-Index spread duration10 and focused on higher quality credits among investment-grade bonds by period-end.
Fund Performance - Calvert Equity Fund
For the 12-month period ended September 30, 2019, Calvert Equity Fund (the Fund) returned 18.72% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 1000® Growth Index (the Index), which returned 3.71%.
The Fund’s stock selection in all active sectors enhanced performance relative to the Index during the period. Dollar General Corp., a discount retailer, contributed to returns as the company executed well on its long-term business plan and announced better-than-expected same-store sales and margin outlooks during the period.
Within the health care sector, the Fund’s overweight holding in Danaher Corp. - an international conglomerate with an emphasis on life sciences, health care diagnostics, and environmental solutions firms - contributed to returns relative to the Index. The company’s stock rose after the announcement that it would purchase GE’s BioPharma business unit in February.
American Tower Corp., owner and operator of wireless and broadcast communications infrastructure in several countries, also contributed during the period. The company’s stock price benefited from the early-stage introduction of 5G technology, which helped stimulate business activities across the U.S. telecommunications market during the period.
The Fund’s underweight position, relative to the Index, in Microsoft Corp. was a large relative detractor. During the period, the computer giant’s stock price benefited from the market’s ongoing transition to cloud-based services.
3M Co., a producer of thousands of consumer goods with world-renowned brand names, was also a relative detractor during the period. The multinational company reduced its profit outlook during the period as its business was weighed down by the global slowing of the industrial economy.
Check Point Software Technologies Ltd., a provider of software and hardware for information technology security, detracted from returns relative to the Index as its sales-force reorganization initiative encountered difficulties during the period, although demand for its products were strong.
During the period, the Fund benefited as a pickup in market volatility led some investors to seek the relative safety of higher quality equities, an area of the market where the Fund was focused. The outperformance by quality stocks began in late 2018, when indications of slowing global growth and trade tensions sent markets lower. Relatively higher quality stocks remained in favor during the volatile period, driven by gyrations in international trade prospects.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 3

CALVERT BALANCED FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA, Brian S. Ellis, CFA and Charles B. Gaffney, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/21/1982	10/21/1982	8.56%	6.86%	8.55%
Class A with 4.75% Maximum Sales Charge	—	—	3.42	5.82	8.02
Class C at NAV	03/01/1994	10/21/1982	7.77	6.02	7.68
Class C with 1% Maximum Sales Charge	—	—	6.77	6.02	7.68
Class I at NAV	12/27/2004	10/21/1982	8.87	7.23	9.02
Class R6 at NAV	02/01/2019	10/21/1982	8.89	7.24	9.02

Russell 1000® Index	—	—	3.87%	10.61%	13.22%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	10.30	3.38	3.75
Balanced Blended Benchmark	—	—	6.88	7.88	9.59

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		0.96%	1.71%	0.71%	0.67%
Net		0.93	1.68	0.68	0.64

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$20,965	N.A.
Class I	$250,000	09/30/2009	$593,135	N.A.
Class R6	$1,000,000	09/30/2009	$2,373,099	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

4 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BALANCED FUND
FUND PROFILE

ASSET ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Equity	59.5%	Microsoft Corp.	2.9%
Fixed-Income	40.5%	Alphabet, Inc., Class C	2.5%
Total	100.0%	Apple, Inc.	2.3%
		U.S. Treasury Note, 1.75%, 7/31/21	2.1%
		Visa, Inc., Class A	1.8%
		Procter & Gamble Co. (The)	1.6%
		Amazon.com, Inc.	1.4%
		PepsiCo, Inc.	1.4%
		Lowe’s Cos., Inc.	1.4%
		Federal National Mortgage Association, 30-Year, 3.00%, TBA	1.4%
		Total	18.8%

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 5

CALVERT BOND FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1987	08/24/1987	9.10%	3.45%	3.90%
Class A with 3.75% Maximum Sales Charge	—	—	5.02	2.67	3.51
Class C at NAV	06/01/1998	08/24/1987	8.19	2.57	3.05
Class C with 1% Maximum Sales Charge	—	—	7.19	2.57	3.05
Class I at NAV	03/31/2000	08/24/1987	9.30	3.82	4.41
Class R6 at NAV	10/03/2017	08/24/1987	9.31	3.82	4.41

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	10.30%	3.38%	3.75%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		0.78%	1.58%	0.58%	0.51%
Net		0.73	1.53	0.53	0.46

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$13,512	N.A.
Class I	$250,000	09/30/2009	$384,868	N.A.
Class R6	$1,000,000	09/30/2009	$1,539,597	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

6 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BOND FUND
FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[5]

Corporate Bonds	39.0%
U.S. Treasury Obligations	19.0%
Asset-Backed Securities	18.1%
Collateralized Mortgage-Backed Obligations	8.1%
Commercial Paper	4.5%
U.S. Government Agency Mortgage-Backed Securities	4.2%
Commercial Mortgage-Backed Securities	2.2%
Taxable Municipal Obligations	1.5%
Floating Rate Loans	1.4%
U.S. Government Agencies and Instrumentalities	1.1%
Sovereign Government Bonds	0.5%
High Social Impact Investments	0.4%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 7

CALVERT EQUITY FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Joseph B. Hudepohl, CFA, Lance V. Garrison, CFA, Jeffrey A. Miller, CFA and Robert R. Walton, Jr., CFA, each of Atlanta Capital Management Company, LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1987	08/24/1987	18.72%	13.98%	13.78%
Class A with 4.75% Maximum Sales Charge	—	—	13.09	12.87	13.23
Class C at NAV	03/01/1994	08/24/1987	17.82	13.12	12.94
Class C with 1% Maximum Sales Charge	—	—	16.82	13.12	12.94
Class I at NAV	11/01/1999	08/24/1987	19.05	14.41	14.30
Class R6 at NAV	10/03/2017	08/24/1987	19.12	14.41	14.31

Russell 1000® Growth Index	—	—	3.71%	13.38%	14.93%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		1.01%	1.76%	0.76%	0.69%
Net		0.99	1.74	0.74	0.67

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$33,776	N.A.
Class I	$250,000	09/30/2009	$952,406	N.A.
Class R6	$1,000,000	09/30/2009	$3,811,206	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

8 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT EQUITY FUND
FUND PROFILE

SECTOR ALLOCATION (% of total investments)		TEN LARGEST HOLDINGS (% of net assets)[6]

Information Technology	28.5%	Danaher Corp.	4.7%
Health Care	16.2%	Alphabet, Inc., Class C	4.6%
Consumer Discretionary	10.7%	Visa, Inc., Class A	4.4%
Industrials	9.8%	Thermo Fisher Scientific, Inc.	4.4%
Communication Services	8.2%	Microsoft Corp.	4.3%
Financials	8.0%	Dollar General Corp.	4.2%
Materials	7.8%	Ecolab, Inc.	3.9%
Consumer Staples	5.1%	Intercontinental Exchange, Inc.	3.6%
Real Estate	4.6%	Linde plc	3.6%
Venture Capital Limited Partnership Interests	0.5%	MasterCard, Inc., Class A	3.4%
High Social Impact Investments	0.4%	Total	41.1%
Venture Capital	0.2%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 9

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Balanced Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly.

Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

4 Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Does not include Short Term Investment of Cash Collateral for Securities Loaned.

6 Excludes cash and cash equivalents.

[7]
Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[8]
Duration is a measure of the expected change in price of a bond - in percentage terms - given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[9]
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

[10]
Spread duration is an estimate of how much the price of a specific bond will move when the spread of that bond - the yield difference between that bond and a government bond of similar maturity - changes.

Fund profiles subject to change due to active management.

10 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

CALVERT BALANCED FUND	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,071.20	$4.83**	0.93%
Class C	$1,000.00	$1,067.10	$8.71**	1.68%
Class I	$1,000.00	$1,072.30	$3.53**	0.68%
Class R6	$1,000.00	$1,072.40	$3.32**	0.64%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.41	$4.71**	0.93%
Class C	$1,000.00	$1,016.65	$8.49**	1.68%
Class I	$1,000.00	$1,021.66	$3.45**	0.68%
Class R6	$1,000.00	$1,021.86	$3.24**	0.64%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited) 11

CALVERT BOND FUND	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,048.80	$3.75**	0.73%
Class C	$1,000.00	$1,044.20	$7.84**	1.53%
Class I	$1,000.00	$1,049.80	$2.72**	0.53%
Class R6	$1,000.00	$1,049.60	$2.36**	0.46%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.41	$3.70**	0.73%
Class C	$1,000.00	$1,017.40	$7.74**	1.53%
Class I	$1,000.00	$1,022.41	$2.69**	0.53%
Class R6	$1,000.00	$1,022.76	$2.33**	0.46%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

CALVERT EQUITY FUND	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,106.50	$5.18	0.98%
Class C	$1,000.00	$1,102.20	$9.12	1.73%
Class I	$1,000.00	$1,107.80	$3.86	0.73%
Class R6	$1,000.00	$1,108.20	$3.54	0.67%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.16	$4.96	0.98%
Class C	$1,000.00	$1,016.39	$8.74	1.73%
Class I	$1,000.00	$1,021.41	$3.70	0.73%
Class R6	$1,000.00	$1,021.71	$3.40	0.67%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

12 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BALANCED FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
COMMON STOCKS - 59.0%
Aerospace & Defense - 1.4%
CAE, Inc.	192,300	4,885,699
Hexcel Corp.	81,000	6,652,530
		11,538,229

Banks - 3.5%
Bank of America Corp.	349,700	10,200,749
JPMorgan Chase & Co.	89,400	10,521,486
PNC Financial Services Group, Inc. (The)	55,600	7,792,896
		28,515,131

Beverages - 1.4%
PepsiCo, Inc.	84,096	11,529,562

Capital Markets - 1.0%
S&P Global, Inc.	23,600	5,781,528
Tradeweb Markets, Inc., Class A	67,825	2,508,168
		8,289,696

Chemicals - 0.9%
Ecolab, Inc.	36,100	7,149,244

Commercial Services & Supplies - 0.8%
Waste Management, Inc.	59,525	6,845,375

Communications Equipment - 0.5%
Cisco Systems, Inc.	83,000	4,101,030

Consumer Finance - 0.7%
American Express Co.	50,000	5,914,000

Diversified Consumer Services - 0.6%
Grand Canyon Education, Inc. (1)	46,490	4,565,318

Diversified Telecommunication Services - 1.3%
Verizon Communications, Inc.	177,408	10,708,347

Electrical Equipment - 1.8%
AMETEK, Inc.	96,300	8,842,266
Emerson Electric Co.	85,100	5,689,786
		14,532,052

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Electronic Equipment, Instruments & Components - 0.3%
Zebra Technologies Corp., Class A (1)	12,400	2,558,988

Energy Equipment & Services - 1.2%
Core Laboratories NV (2)	49,900	2,326,338
National Oilwell Varco, Inc.	164,702	3,491,682
TechnipFMC plc	176,310	4,256,124
		10,074,144

Entertainment - 1.1%
Walt Disney Co. (The)	67,314	8,772,360

Equity Real Estate Investment Trusts (REITs) - 2.2%
American Tower Corp.	41,300	9,132,669
AvalonBay Communities, Inc.	38,899	8,376,122
		17,508,791

Food & Staples Retailing - 0.6%
Performance Food Group Co. (1)	107,552	4,948,468

Food Products - 1.1%
Mondelez International, Inc., Class A	167,470	9,264,440

Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	57,800	4,836,126
Boston Scientific Corp. (1)	148,100	6,026,189
Danaher Corp.	74,000	10,687,820
		21,550,135

Health Care Providers & Services - 1.0%
Anthem, Inc.	32,700	7,851,270

Household Products - 1.6%
Procter & Gamble Co. (The)	104,400	12,985,272

Independent Power and Renewable Electricity Producers - 0.7%
NextEra Energy Partners LP	101,600	5,368,544

Insurance - 2.8%
American International Group, Inc.	129,500	7,213,150
Assurant, Inc.	40,400	5,083,128
First American Financial Corp.	84,943	5,012,486
Progressive Corp. (The)	74,400	5,747,400
		23,056,164

14 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Interactive Media & Services - 3.7%
Alphabet, Inc., Class C (1)	16,612	20,250,028
IAC/InterActiveCorp (1)	45,700	9,961,229
		30,211,257

Internet & Direct Marketing Retail - 1.5%
Amazon.com, Inc. (1)	6,766	11,745,167

IT Services - 4.3%
Amdocs Ltd.	37,867	2,503,388
Cognizant Technology Solutions Corp., Class A	123,314	7,431,518
Fidelity National Information Services, Inc.	78,900	10,474,764
Visa, Inc., Class A	86,400	14,861,664
		35,271,334

Life Sciences Tools & Services - 1.2%
Thermo Fisher Scientific, Inc.	33,197	9,669,290

Machinery - 0.6%
Gardner Denver Holdings, Inc. (1)	179,900	5,089,371

Metals & Mining - 0.8%
Steel Dynamics, Inc.	221,600	6,603,680

Multi-Utilities - 1.5%
CMS Energy Corp.	88,773	5,677,033
Sempra Energy	42,415	6,260,878
		11,937,911

Pharmaceuticals - 3.7%
Bristol-Myers Squibb Co.	155,200	7,870,192
Catalent, Inc. (1)	74,400	3,545,904
GlaxoSmithKline plc ADR	79,900	3,410,132
Jazz Pharmaceuticals plc (1)	44,400	5,689,416
Merck & Co., Inc.	112,600	9,478,668
		29,994,312

Road & Rail - 0.4%
Kansas City Southern	25,900	3,444,959

Semiconductors & Semiconductor Equipment - 1.7%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	118,700	5,517,176
Texas Instruments, Inc.	64,096	8,283,767
		13,800,943

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Software - 4.0%
Adobe, Inc. (1)	18,024	4,979,130
Intuit, Inc.	13,867	3,687,790
Microsoft Corp.	170,551	23,711,706
		32,378,626

Specialty Retail - 3.2%
Home Depot, Inc. (The)	42,400	9,837,648
Lowe’s Cos., Inc.	103,533	11,384,489
TJX Cos., Inc. (The)	90,000	5,016,600
		26,238,737

Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	85,052	19,049,096

Textiles, Apparel & Luxury Goods - 0.7%
Gildan Activewear, Inc.	165,886	5,888,953

Venture Capital - 0.2%
CFBanc Corp. (1)(3)(4)	27,000	320,957
Consensus Orthopedics, Inc. (1)(3)(4)	180,877	181
Kickboard (1)(3)(4)	169,932	2,787
Learn Capital Venture Partners III LP (1)(3)(4)	982,712	1,479,278
MACH Energy (1)(3)(4)	20,536	2,260
Neighborhood Bancorp, Class A (1)(3)(4)	10,000	10,000
		1,815,463

Total Common Stocks (Cost $394,919,419)		480,765,659

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 16.3%

Basic Materials - 0.3%
LG Chem Ltd., 3.25%, 10/15/24 (5)	1,250,000	1,290,296
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	1,185,000	1,252,684
		2,542,980

Communications - 1.0%
AT&T, Inc., 4.90%, 6/15/42	500,000	559,105
Comcast Corp.:
2.759%, (3 mo. USD LIBOR + 0.44%), 10/1/21 (6)	932,000	935,165
3.20%, 7/15/36	990,000	1,017,077
4.70%, 10/15/48	350,000	429,582
CommScope Technologies LLC, 6.00%, 6/15/25 (5)	140,000	127,050
CommScope, Inc., 8.25%, 3/1/27 (2)(5)	100,000	97,719

16 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Crown Castle Towers LLC, 3.663%, 5/15/45 (5)	450,000	472,388
NBCUniversal Media LLC, 4.45%, 1/15/43	405,000	472,058
Symantec Corp., 5.00%, 4/15/25 (5)	165,000	166,945
Verizon Communications, Inc.:
3.875%, 2/8/29	1,000,000	1,099,175
4.329%, 9/21/28	831,000	943,398
4.862%, 8/21/46	575,000	704,083
5.50%, 3/16/47	675,000	892,653
		7,916,398

Consumer, Cyclical - 1.9%
American Airlines Group, Inc., 5.50%, 10/1/19 (5)	150,000	150,000
American Airlines Pass-Through Trust:
4.40%, 3/22/25	847,708	877,802
5.25%, 7/15/25	474,087	505,038
5.60%, 1/15/22 (5)	762,514	775,706
5.625%, 7/15/22 (5)	193,273	197,777
Azul Investments LLP, 5.875%, 10/26/24 (2)(5)	445,000	445,556
Best Buy Co., Inc., 4.45%, 10/1/28	615,000	668,700
Ford Motor Credit Co. LLC:
2.922%, (3 mo. USD LIBOR + 0.79%), 6/12/20 (6)	320,000	319,477
2.979%, 8/3/22	2,350,000	2,327,644
3.099%, (3 mo. USD LIBOR + 0.81%), 4/5/21 (6)	335,000	331,174
3.217%, (3 mo. USD LIBOR + 0.93%), 11/4/19 (6)	600,000	600,043
3.22%, (3 mo. USD LIBOR + 0.88%), 10/12/21 (6)	910,000	894,785
4.542%, 8/1/26	307,000	307,298
Latam Airlines Pass-Through Trust, 4.20%, 8/15/29	418,004	429,102
Lennar Corp., 4.50%, 11/15/19	870,000	871,088
Macy’s Retail Holdings, Inc., 4.375%, 9/1/23	910,000	938,827
Nordstrom, Inc., 5.00%, 1/15/44	964,000	899,482
Starbucks Corp., 2.45%, 6/15/26	550,000	554,972
Tapestry, Inc., 4.125%, 7/15/27	1,435,000	1,464,775
WestJet Airlines Ltd., 3.50%, 6/16/21 (5)	205,000	208,522
Whirlpool Corp., 3.70%, 5/1/25	500,000	524,496
Wyndham Destinations, Inc.:
5.40%, 4/1/24	68,000	72,080
5.75%, 4/1/27	704,000	762,960
		15,127,304

Consumer, Non-cyclical - 1.3%
Becton Dickinson and Co.:
2.404%, 6/5/20	474,000	474,550
2.894%, 6/6/22	474,000	481,398
2.979%, (3 mo. USD LIBOR + 0.875%), 12/29/20 (6)	1,771,000	1,771,624

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 17

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Conagra Brands, Inc.:
2.811%, (3 mo. USD LIBOR + 0.50%), 10/9/20 (6)	155,000	155,010
3.028%, (3 mo. USD LIBOR + 0.75%), 10/22/20 (6)	258,000	258,056
Conservation Fund (The), 3.474%, 12/15/29	655,000	667,162
CVS Health Corp.:
2.625%, 8/15/24	255,000	256,166
2.822%, (3 mo. USD LIBOR + 0.72%), 3/9/21 (6)	88,000	88,449
3.00%, 8/15/26	1,400,000	1,408,814
3.25%, 8/15/29	251,000	252,893
4.30%, 3/25/28	1,491,000	1,614,032
CVS Pass-Through Trust, 6.036%, 12/10/28	751,097	845,478
Ecolab, Inc., 3.25%, 12/1/27	214,000	228,461
Grupo Bimbo SAB de CV, 4.875%, 6/27/44 (5)	500,000	543,773
Kaiser Foundation Hospitals, 3.15%, 5/1/27	874,000	921,585
Life Technologies Corp., 6.00%, 3/1/20	500,000	507,700
Massachusetts Institute of Technology, 3.959%, 7/1/38	300,000	350,936
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23 (5)	103,000	108,477
		10,934,564

Energy - 0.2%
Oceaneering International, Inc., 4.65%, 11/15/24	270,000	255,150
TerraForm Power Operating LLC:
5.00%, 1/31/28 (2)(5)	1,250,000	1,306,250
6.625%, 6/15/25 (5)	307,000	325,116
		1,886,516

Financial - 6.6%
Ally Financial, Inc., 4.125%, 3/30/20	1,173,000	1,183,264
ANZ New Zealand International Ltd., 2.20%, 7/17/20 (5)	542,000	542,952
Banco Santander S.A., 3.238%, (3 mo. USD LIBOR + 1.09%), 2/23/23 (6)	305,000	305,262
Bank Nederlandse Gemeenten NV, 2.125%, 12/14/20 (5)	720,000	721,965
Bank of America Corp.:
2.639%, (3 mo. USD LIBOR + 0.38%), 1/23/22 (6)	953,000	953,066
3.458%, (3 mo. USD LIBOR + 1.18%), 10/21/22 (6)	801,000	811,684
3.499% to 5/17/21, 5/17/22 (7)	1,489,000	1,518,828
3.55% to 3/5/23, 3/5/24 (7)	1,900,000	1,976,939
3.593% to 7/21/27, 7/21/28 (7)	1,400,000	1,481,251
3.824% to 1/20/27, 1/20/28 (7)	2,390,000	2,570,420
3.974% to 2/7/29, 2/7/30 (7)	395,000	432,768
Bank of America NA, 3.335% to 1/25/22, 1/25/23 (7)	2,056,000	2,111,332
Bank of Nova Scotia (The), 2.375%, 1/18/23	1,362,000	1,374,563
BBVA Bancomer S.A., 5.125% to 1/17/28, 1/18/33 (5)(7)	200,000	191,250
Capital One Financial Corp.:
2.716%, (3 mo. USD LIBOR + 0.45%), 10/30/20 (6)	235,000	235,405
2.986%, (3 mo. USD LIBOR + 0.72%), 1/30/23 (6)	1,980,000	1,974,353
3.30%, 10/30/24	419,000	434,007

18 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
4.20%, 10/29/25	575,000	613,296
Capital One NA, 2.65%, 8/8/22	610,000	617,245
CBL & Associates LP, 5.25%, 12/1/23	455,000	318,318
Citigroup, Inc.:
2.65%, 10/26/20	885,000	890,554
2.75%, 4/25/22	730,000	741,138
3.142% to 1/24/22, 1/24/23 (7)	776,000	790,741
3.172%, (3 mo. USD LIBOR + 1.07%), 12/8/21 (6)	300,000	303,744
3.233%, (3 mo. USD LIBOR + 0.95%), 7/24/23 (6)	300,000	301,293
3.887% to 1/10/27, 1/10/28 (7)	1,888,000	2,021,956
5.80% to 11/15/19 (7)(8)	280,000	280,560
6.125% to 11/15/20 (7)(8)	140,000	143,969
Citizens Bank NA:
2.25%, 3/2/20	500,000	500,205
2.55%, 5/13/21	400,000	402,844
Citizens Financial Group, Inc., 2.375%, 7/28/21	355,000	355,999
Commonwealth Bank of Australia:
2.50%, 9/18/22 (5)	550,000	556,495
3.61% to 9/12/29, 9/12/34 (5)(7)	487,000	488,339
Credit Acceptance Corp.:
6.125%, 2/15/21	573,000	575,507
7.375%, 3/15/23	480,000	499,200
DDR Corp., 3.625%, 2/1/25	517,000	531,465
Digital Realty Trust LP:
3.95%, 7/1/22	750,000	783,248
4.75%, 10/1/25	525,000	578,014
Discover Bank, 4.682% to 8/9/23, 8/9/28 (7)	825,000	863,276
Discover Financial Services, 3.95%, 11/6/24	300,000	318,428
EPR Properties, 3.75%, 8/15/29	1,000,000	1,001,426
Goldman Sachs Group, Inc. (The):
2.876% to 10/31/21, 10/31/22 (7)	112,000	113,324
2.905% to 7/24/22, 7/24/23 (7)	975,000	989,233
2.908% to 6/5/22, 6/5/23 (7)	1,253,000	1,270,102
3.283%, (3 mo. USD LIBOR + 1.00%), 7/24/23 (6)	545,000	547,636
International Finance Corp., 1.75%, 3/30/20	1,780,000	1,777,723
Iron Mountain, Inc.:
4.375%, 6/1/21 (5)	33,000	33,419
4.875%, 9/15/29 (5)	42,000	42,748
5.25%, 3/15/28 (5)	9,000	9,348
JPMorgan Chase & Co.:
2.739% to 10/15/29, 10/15/30 (7)	779,000	775,258
3.797% to 7/23/23, 7/23/24 (7)	1,150,000	1,214,367
KKR Group Finance Co. VI LLC, 3.75%, 7/1/29 (5)	795,000	839,036
Marsh & McLennan Cos., Inc., 3.304%, (3 mo. USD LIBOR + 1.20%), 12/29/21 (6)	379,000	379,767

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 19

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Morgan Stanley:
2.80%, 6/16/20	1,470,000	1,477,609
3.683%, (3 mo. USD LIBOR + 1.40%), 10/24/23 (6)	550,000	560,195
4.00%, 7/23/25	725,000	782,519
4.875%, 11/1/22	345,000	370,088
National Australia Bank Ltd., 3.625%, 6/20/23	575,000	605,595
Nationwide Building Society, 3.96% to 7/18/29, 7/18/30 (5)(7)	677,000	707,938
Newmark Group, Inc., 6.125%, 11/15/23	86,000	93,364
Radian Group, Inc., 4.875%, 3/15/27	250,000	253,750
SBA Tower Trust:
2.836%, 1/15/25 (5)	2,085,000	2,090,759
2.877%, 7/15/46 (5)	600,000	602,799
3.722%, 4/9/48 (5)	1,100,000	1,147,276
Synchrony Financial:
3.517%, (3 mo. USD LIBOR + 1.23%), 2/3/20 (6)	190,000	190,417
3.95%, 12/1/27	687,000	705,013
4.25%, 8/15/24	240,000	253,377
4.50%, 7/23/25	1,351,000	1,443,045
Synovus Financial Corp.:
3.125%, 11/1/22	311,000	313,356
5.90% to 2/7/24, 2/7/29 (7)	71,000	75,349
Toronto-Dominion Bank (The), 1.85%, 9/11/20	1,000,000	999,366
		53,960,345

Government - 1.1%
Asian Development Bank, 3.125%, 9/26/28	1,160,000	1,293,817
Inter-American Development Bank, 3.00%, 9/26/22	1,160,000	1,205,495
International Bank for Reconstruction & Development, 3.125%, 11/20/25	2,600,000	2,820,677
International Finance Corp., 2.00%, 10/24/22	3,485,000	3,525,678
		8,845,667

Industrial - 1.4%
Jabil, Inc.:
3.95%, 1/12/28	1,131,000	1,144,088
4.70%, 9/15/22	1,239,000	1,310,601
5.625%, 12/15/20	150,000	155,393
Johnson Controls International plc, 4.625%, 7/2/44	450,000	490,235
JSL Europe SA, 7.75%, 7/26/24 (5)	200,000	215,506
nVent Finance S.a.r.l., 4.55%, 4/15/28	1,465,000	1,531,638
Owens Corning:
3.95%, 8/15/29	2,027,000	2,065,599
4.30%, 7/15/47	268,000	244,007
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (5)	765,000	781,042
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 5.75%, 10/15/20	319,806	320,877
SMBC Aviation Capital Finance DAC:
2.65%, 7/15/21 (5)	540,000	540,361
3.55%, 4/15/24 (5)	600,000	624,026

20 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Wabtec Corp.:
3.419%, (3 mo. USD LIBOR + 1.30%), 9/15/21 (6)	1,037,000	1,037,037
4.95%, 9/15/28	799,000	882,479
		11,342,889

Technology - 1.5%
Apple, Inc., 3.00%, 6/20/27 (2)	1,210,000	1,273,621
Broadridge Financial Solutions, Inc., 3.95%, 9/1/20	425,000	431,569
Dell International LLC / EMC Corp., 4.42%, 6/15/21 (5)	1,680,000	1,732,681
DXC Technology Co.:
3.082%, (3 mo. USD LIBOR + 0.95%), 3/1/21 (6)	1,745,000	1,744,487
4.25%, 4/15/24	611,000	641,313
EMC Corp., 2.65%, 6/1/20	20,000	20,009
Hewlett Packard Enterprise Co.:
2.807%, (3 mo. USD LIBOR + 0.68%), 3/12/21 (6)	516,000	517,182
3.009%, (3 mo. USD LIBOR + 0.72%), 10/5/21 (6)	590,000	590,057
Marvell Technology Group Ltd., 4.20%, 6/22/23	79,000	82,861
Microchip Technology, Inc., 4.333%, 6/1/23	843,000	885,936
Microsoft Corp.:
2.40%, 8/8/26	575,000	587,063
4.45%, 11/3/45	505,000	638,638
NXP BV / NXP Funding LLC, 4.625%, 6/15/22 (5)	890,000	932,790
Seagate HDD Cayman:
4.875%, 3/1/24 (2)	480,000	504,565
4.875%, 6/1/27	250,000	258,384
5.75%, 12/1/34	215,000	219,244
Western Digital Corp., 4.75%, 2/15/26 (2)	797,000	821,906
		11,882,306

Utilities - 1.0%
American Water Capital Corp., 2.95%, 9/1/27	750,000	770,461
Avangrid, Inc.:
3.15%, 12/1/24	1,956,000	2,017,847
3.80%, 6/1/29	1,335,000	1,435,784
Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	300,000	305,173
Enel Finance International NV, 2.65%, 9/10/24 (5)	1,256,000	1,258,937
MidAmerican Energy Co., 4.25%, 7/15/49	735,000	886,546
NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (5)	750,000	776,250
Public Service Co. of Colorado, 3.70%, 6/15/28	548,000	606,002
		8,057,000

Total Corporate Bonds (Cost $127,524,219)		132,495,969

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 21

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 8.0%
Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.81%, 11/15/48 (5)	459,452	477,559
American Homes 4 Rent Trust, Series 2014-SFR2, Class A, 3.786%, 10/17/36 (5)	1,191,766	1,255,450
Avant Loans Funding Trust:
Series 2018-A, Class B, 3.95%, 12/15/22 (5)	1,804,725	1,811,523
Series 2018-A, Class C, 4.79%, 5/15/24 (5)	150,000	151,974
Series 2019-A, Class A, 3.48%, 7/15/22 (5)	531,931	533,961
Series 2019-B, Class A, 2.72%, 10/15/26 (5)	1,240,000	1,241,333
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 2.50%, 2/20/21 (5)	3,680,000	3,681,530
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 1.88%, 6/15/28 (5)	894,838	894,484
Citi Held For Asset Issuance, Series 2015-PM1, Class C, 5.01%, 12/15/21 (5)	13,017	13,025
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (5)	938,400	967,475
Conn’s Receivables Funding LLC:
Series 2017-B, Class B, 4.52%, 4/15/21 (5)	115,402	115,512
Series 2018-A, Class A, 3.25%, 1/15/23 (5)	129,532	130,013
Series 2018-A, Class B, 4.65%, 1/15/23 (5)	57,669	58,048
Series 2019-A, Class A, 3.40%, 10/16/23 (5)	385,483	388,399
Series 2019-A, Class B, 4.36%, 10/16/23 (5)	520,000	525,837
Consumer Loan Underlying Bond Credit Trust:
Series 2017-P2, Class A, 2.61%, 1/15/24 (5)	10,415	10,418
Series 2017-P2, Class B, 3.56%, 1/15/24 (5)	505,000	506,781
Series 2019-P1, Class A, 2.94%, 7/15/26 (5)	376,694	378,369
Series 2019-P2, Class A, 2.47%, 10/15/26 (5)	100,000	99,908
Credit Acceptance Auto Loan Trust:
Series 2016-3A, Class B, 2.94%, 10/15/24 (5)	176,583	176,760
Series 2017-1A, Class B, 3.04%, 12/15/25 (5)	1,415,000	1,420,427
Series 2017-2A, Class A, 2.55%, 2/17/26 (5)	3,086,610	3,089,678
DB Master Finance LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47 (5)	167,025	173,240
Dell Equipment Finance Trust, Series 2017-1, Class A3, 2.14%, 4/22/22 (5)	19,324	19,321
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40 (5)	277,823	280,265
Driven Brands Funding LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45 (5)	895,125	922,269
Series 2016-1A, Class A2, 6.125%, 7/20/46 (5)	291,000	307,423
Series 2018-1A, Class A2, 4.739%, 4/20/48 (5)	59,250	62,221
Series 2019-2A, Class A2, 3.981%, 10/20/49 (5)	160,000	161,744
Element Rail Leasing I LLC:
Series 2014-1A, Class A1, 2.299%, 4/19/44 (5)	60,155	60,163
Series 2014-1A, Class B1, 4.406%, 4/19/44 (5)	700,000	700,890
Enterprise Fleet Financing LLC, Series 2017-3, Class A2, 2.13%, 5/22/23 (5)	2,121,396	2,120,325
ExteNet LLC:
Series 2019-1A, Class A2, 3.204%, 7/26/49 (5)	615,000	623,361
Series 2019-1A, Class B, 4.14%, 7/26/49 (5)	80,000	80,810
FOCUS Brands Funding LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47 (5)	1,241,425	1,250,449
Series 2017-1A, Class A2II, 5.093%, 4/30/47 (5)	351,900	368,053
Hardee’s Funding LLC, Series 2018-1A, Class A2I, 4.25%, 6/20/48 (5)	549,450	558,038
InSite Issuer LLC, Series 2016-1A, Class C, 6.414%, 11/15/46 (5)	50,000	52,265

22 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Invitation Homes Trust:
Series 2017-SFR2, Class C, 3.475%, (1 mo. USD LIBOR + 1.45%), 12/17/36 (5)(6)	237,000	237,110
Series 2018-SFR2, Class A, 2.928%, (1 mo. USD LIBOR + 0.90%), 6/17/37 (5)(6)	1,884,619	1,887,636
Series 2018-SFR2, Class D, 3.478%, (1 mo. USD LIBOR + 1.45%), 6/17/37 (5)(6)	325,000	323,815
Series 2018-SFR3, Class D, 3.675%, (1 mo. USD LIBOR + 1.65%), 7/17/37 (5)(6)	310,000	310,523
Jack in the Box Funding LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49 (5)	660,000	671,979
Marlette Funding Trust:
Series 2017-1A, Class B, 4.114%, 3/15/24 (5)	75,854	75,946
Series 2017-2A, Class B, 3.19%, 7/15/24 (5)	98,538	98,610
Series 2018-1A, Class A, 2.61%, 3/15/28 (5)	6,695	6,696
Series 2018-3A, Class C, 4.63%, 9/15/28 (5)	150,000	154,356
Mosaic Solar Loans LLC, Series 2019-1A, Class A, 4.37%, 12/21/43 (5)	865,225	891,904
OneMain Financial Issuance Trust:
Series 2016-1A, Class B, 4.57%, 2/20/29 (5)	460,000	464,862
Series 2017-1A, Class A1, 2.37%, 9/14/32 (5)	965,000	964,433
Oportun Funding LLC:
Series 2017-A, Class A, 3.23%, 6/8/23 (5)	605,000	604,987
Series 2018-A, Class A, 3.61%, 3/8/24 (5)	1,528,000	1,545,343
Series 2018-B, Class A, 3.91%, 7/8/24 (5)	2,486,000	2,527,126
OSCAR US Funding X, LLC, Series 2019-1A, Class A2, 3.10%, 4/11/22 (5)	407,868	409,838
Planet Fitness Master Issuer LLC:
Series 2018-1A, Class A2I, 4.262%, 9/5/48 (5)	1,079,100	1,106,031
Series 2018-1A, Class A2II, 4.666%, 9/5/48 (5)	143,550	150,691
Progress Residential Trust, Series 2015-SFR3, Class E, 5.66%, 11/12/32 (5)	195,000	195,492
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class C, 5.80%, 6/15/23 (5)	281,987	285,059
Series 2017-3A, Class B, 3.36%, 11/15/23 (5)	604,818	605,018
Series 2018-2A, Class A, 3.35%, 10/15/24 (5)	816,024	818,376
Series 2018-2A, Class B, 3.96%, 10/15/24 (5)	920,000	930,044
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (5)	126,483	126,558
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49 (5)	1,000,000	1,042,621
SERVPRO Master Issuer LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49 (5)(9)	2,136,000	2,161,096
Small Business Lending Trust, Series 2019-A, Class A, 2.85%, 7/15/26 (5)	885,000	884,078
SoFi Professional Loan Program LLC:
Series 2014-B, Class A1, 3.268%, (1 mo. USD LIBOR + 1.25%), 8/25/32 (5)(6)	49,867	49,973
Series 2014-B, Class A2, 2.55%, 8/27/29 (5)	117,253	117,281
SolarCity LMC Series I LLC, Series 2013-1, Class A, 4.80%, 11/20/38 (5)	576,480	610,396
SolarCity LMC Series II LLC, Series 2014-1, Class A, 4.59%, 4/20/44 (5)	500,355	511,462
SolarCity LMC Series III LLC:
Series 2014-2, Class A, 4.02%, 7/20/44 (5)	1,549,660	1,565,524
Series 2014-2, Class B, 5.44%, 7/20/44 (5)	1,721,336	1,725,758
SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.20%, 5/27/36 (5)	1,630,252	1,648,890
Springleaf Funding Trust:
Series 2016-AA, Class A, 2.90%, 11/15/29 (5)	899,777	899,993
Series 2016-AA, Class B, 3.80%, 11/15/29 (5)	910,000	911,731
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (5)	144,600	147,931

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 23

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, 2/25/44 (5)	3,101,800	3,254,776
Sunrun Callisto Issuer LLC, Series 2015-1A, Class B, 5.38%, 7/20/45 (5)	507,560	521,453
TES LLC, Series 2017-1A, Class A, 4.33%, 10/20/47 (5)	769,348	784,965
Tesla Auto Lease Trust:
Series 2018-A, Class A, 2.32%, 12/20/19 (5)	134,234	134,240
Series 2018-B, Class A, 3.71%, 8/20/21 (5)	1,552,274	1,577,622
Thunderbolt Aircraft Lease Ltd., Series 2017-A, Class C, 4.50%, 5/17/32 (5)	165,509	161,743
Toyota Auto Receivables Owner Trust, Series 2016-B, Class A4, 1.52%, 8/16/21	1,268,059	1,266,137
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	1,518,455	1,580,297
Vantage Data Centers Issuer LLC:
Series 2018-1A, Class A2, 4.072%, 2/16/43 (5)	690,885	718,711
Series 2019-1A, Class A2, 3.188%, 7/15/44 (5)	979,183	990,918
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (5)	600,000	600,588

Total Asset-Backed Securities (Cost $64,059,148)		64,929,918

U.S. TREASURY OBLIGATIONS - 6.2%
U.S. Treasury Bonds:
2.875%, 5/15/49	240,000	280,200
3.125%, 5/15/48	2,725,000	3,315,452
3.375%, 11/15/48	4,516,000	5,759,664
U.S. Treasury Inflation-Protected Notes:
0.625%, 4/15/23 (10)	335,683	338,673
0.75%, 7/15/28 (10)	10,609,087	11,159,762
U.S. Treasury Notes:
1.375%, 1/15/20	5,793,000	5,784,514
1.75%, 7/31/21	17,350,000	17,375,754
1.75%, 7/31/24	4,828,000	4,872,131
2.375%, 5/15/29	684,000	726,670
2.625%, 12/31/25	333,000	353,019
2.75%, 9/15/21	311,000	317,670

Total U.S. Treasury Obligations (Cost $48,370,344)		50,283,509

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 3.4%
Bellemeade Re Ltd., Series 2015-1A, Class B1, 8.318%, (1 mo. USD LIBOR + 6.30%), 7/25/25 (5)(6)	62,850	63,101
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KW06, Class A2, 3.80%, 6/25/28	1,135,000	1,277,163
Series W5FX, Class AFX, 3.336%, 4/25/28	412,500	445,444
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-HQ2, Class M3, 5.268%, (1 mo. USD LIBOR + 3.25%), 5/25/25 (6)	720,000	756,441
Series 2015-HQA2, Class M2, 4.818%, (1 mo. USD LIBOR + 2.80%), 5/25/28 (6)	184,090	186,021
Series 2016-DNA2, Class M2, 4.218%, (1 mo. USD LIBOR + 2.20%), 10/25/28 (6)	18,263	18,309
Series 2017-DNA3, Class M2, 4.518%, (1 mo. USD LIBOR + 2.50%), 3/25/30 (6)	1,190,000	1,217,853

24 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - CONT’D
Series 2017-HQA2, Class M2, 4.668%, (1 mo. USD LIBOR + 2.65%), 12/25/29 (6)	435,000	446,803
Series 2018-DNA1, Class M1, 2.468%, (1 mo. USD LIBOR + 0.45%), 7/25/30 (6)	543,217	542,541
Series 2018-HQA1, Class M2, 4.318%, (1 mo. USD LIBOR + 2.30%), 9/25/30 (6)	320,000	323,805
Series 2019-DNA2, Class M1, 2.818%, (1 mo. USD LIBOR + 0.80%), 3/25/49 (5)(6)	64,885	64,966
Series 2019-DNA2, Class M2, 4.468%, (1 mo. USD LIBOR + 2.45%), 3/25/49 (5)(6)	251,000	253,899
Series 2019-DNA3, Class M1, 2.75%, (1 mo. USD LIBOR + 0.73%), 7/25/49 (5)(6)	595,394	596,028
Series 2019-DNA3, Class M2, 4.07%, (1 mo. USD LIBOR + 2.05%), 7/25/49 (5)(6)	655,000	655,817
Series 2019-HQA3, Class B1, 5.057%, (1 mo. USD LIBOR + 3.00%), 9/25/49 (5)(6)	21,000	21,026
Series 2019-HQA3, Class M1, 2.807%, (1 mo. USD LIBOR + 0.75%), 9/25/49 (5)(6)	269,000	269,336
Series 2019-HQA3, Class M2, 3.907%, (1 mo. USD LIBOR + 1.85%), 9/25/49 (5)(6)	180,000	180,225
Federal National Mortgage Association:
Series 2017-M2, Class A1, 2.801%, 2/25/27 (11)	259,759	264,773
Series 2017-M13, Class A2, 3.037%, 9/25/27 (11)	1,350,000	1,423,289
Series 2018-M4, Class A2, 3.144%, 3/25/28 (11)	1,572,000	1,671,630
Series 2018-M8, Class A2, 3.436%, 6/25/28 (11)	989,231	1,074,476
Series 2018-M13, Class A2, 3.82%, 9/25/30 (11)	3,600,000	4,064,424
Series 2019-M1, Class A2, 3.673%, 9/25/28 (11)	1,700,000	1,884,750
Series 2019-M9, Class A2, 2.937%, 4/25/29 (11)	660,000	701,771
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2013-C01, Class M2, 7.268%, (1 mo. USD LIBOR + 5.25%), 10/25/23 (6)	984,476	1,090,246
Series 2014-C02, Class 1M2, 4.618%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (6)	1,268,892	1,324,899
Series 2014-C02, Class 2M2, 4.618%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (6)	398,123	414,148
Series 2014-C03, Class 1M2, 5.018%, (1 mo. USD LIBOR + 3.00%), 7/25/24 (6)	808,933	854,109
Series 2014-C03, Class 2M2, 4.918%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (6)	663,259	693,746
Series 2014-C04, Class 1M2, 6.918%, (1 mo. USD LIBOR + 4.90%), 11/25/24 (6)	1,265,691	1,385,570
Series 2016-C06, Class 1M2, 6.268%, (1 mo. USD LIBOR + 4.25%), 4/25/29 (6)	400,000	427,514
Series 2017-C04, Class 2M1, 2.868%, (1 mo. USD LIBOR + 0.85%), 11/25/29 (6)	613,561	614,602
Series 2017-C05, Class 1M1, 2.568%, (1 mo. USD LIBOR + 0.55%), 1/25/30 (6)	187,890	188,047
Series 2017-C06, Class 1M2, 4.668%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (6)	645,000	659,668
Series 2018-C03, Class 1M1, 2.698%, (1 mo. USD LIBOR + 0.68%), 10/25/30 (6)	176,212	176,346
Series 2019-R05, Class 1B1, 6.118%, (1 mo. USD LIBOR + 4.10%), 7/25/39 (5)(6)	41,417	42,479
Series 2019-R05, Class 1M1, 2.768%, (1 mo. USD LIBOR + 0.75%), 7/25/39 (5)(6)	565,179	566,515
Series 2019-R05, Class 1M2, 4.018%, (1 mo. USD LIBOR + 2.00%), 7/25/39 (5)(6)	559,375	561,482
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	549,062	575,592
Toorak Mortgage Corp. Ltd., Series 2018-1, Class A1, 4.336% to 4/25/21, 8/25/21 (5)(12)	140,000	141,696

Total Collateralized Mortgage-Backed Obligations (Cost $26,807,274)		28,120,550

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.3%
Citigroup Commercial Mortgage Trust, Series 2017-MDRC, Class D, 4.278%, (1 mo. USD LIBOR + 2.25%), 7/15/30 (5)(6)	490,000	489,636
CLNS Trust, Series 2017-IKPR, Class B, 3.05%, (1 mo. USD LIBOR + 1.00%), 6/11/32 (5)(6)	1,230,000	1,228,807
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class A, 3.429%, 6/10/27 (5)	200,000	201,227
Series 2014-DSTY, Class B, 3.771%, 6/10/27 (5)	550,000	547,599
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (5)	225,000	211,408

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 25

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 2.728%, (1 mo. USD LIBOR + 0.70%), 11/15/34 (5)(6)	1,000,000	1,000,755
Series 2019-BPR, Class A, 3.428%, (1 mo. USD LIBOR + 1.40%), 5/15/36 (5)(6)	1,250,000	1,250,748
Series 2019-BPR, Class B, 4.128%, (1 mo. USD LIBOR + 2.10%), 5/15/36 (5)(6)	475,000	475,773
Series 2019-BPR, Class C, 5.078%, (1 mo. USD LIBOR + 3.05%), 5/15/36 (5)(6)	205,000	205,829
Motel 6 Trust:
Series 2017-MTL6, Class B, 3.218%, (1 mo. USD LIBOR + 1.19%), 8/15/34 (5)(6)	109,261	109,410
Series 2017-MTL6, Class C, 3.428%, (1 mo. USD LIBOR + 1.40%), 8/15/34 (5)(6)	642,956	644,048
Series 2017-MTL6, Class D, 4.178%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (5)(6)	348,793	350,175
Series 2017-MTL6, Class E, 5.278%, (1 mo. USD LIBOR + 3.25%), 8/15/34 (5)(6)	103,377	104,293
RETL Trust:
Series 2019-RVP, Class A, 3.178%, (1 mo. USD LIBOR + 1.15%), 3/15/36 (5)(6)	912,035	913,620
Series 2019-RVP, Class B, 3.578%, (1 mo. USD LIBOR + 1.55%), 3/15/36 (5)(6)	1,660,000	1,665,053
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.88%, 8/10/31 (5)	850,000	870,197

Total Commercial Mortgage-Backed Securities (Cost $10,259,129)		10,268,578

TAXABLE MUNICIPAL OBLIGATIONS - 0.8%

General Obligations - 0.5%
Los Angeles Unified School District, California, 5.75%, 7/1/34 (13)	800,000	1,043,616
Massachusetts, Green Bonds, 3.277%, 6/1/46	880,000	915,235
New York City, NY, 5.206%, 10/1/31 (13)	1,275,000	1,540,633
San Francisco City and County, CA, (Social Bonds - Affordable Housing, 2016), 3.921%, 6/15/39	630,000	698,053
		4,197,537

Special Tax Revenue - 0.2%
Connecticut, Special Tax Revenue, 5.459%, 11/1/30 (13)	400,000	488,612
New York City Transitional Finance Authority, NY, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36 (13)	1,000,000	1,274,650
		1,763,262

Water and Sewer - 0.1%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	270,000	381,969

Total Taxable Municipal Obligations (Cost $5,814,968)		6,342,768

HIGH SOCIAL IMPACT INVESTMENTS - 0.6%
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (3)(14)	4,266,666	4,244,095
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20 (3)(15)	393,000	390,194
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20 (3)(15)	506,000	494,372

Total High Social Impact Investments (Cost $5,165,666)		5,128,661

26 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.5%
Federal National Mortgage Association:
2.65%, 6/1/26	614,171	635,993
2.68%, 7/1/26	650,000	675,762
30-Year, 3.00%, TBA (16)	11,130,000	11,299,597

Total U.S. Government Agency Mortgage-Backed Securities (Cost $12,549,075)		12,611,352

SOVEREIGN GOVERNMENT BONDS - 0.1%
Nacional Financiera SNC, 3.375%, 11/5/20 (5)	560,000	564,906

Total Sovereign Government Bonds (Cost $559,767)		564,906

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.4%
Overseas Private Investment Corp.:
3.22%, 9/15/29	842,897	891,508
3.52%, 9/20/32	880,286	954,453
U.S. Department of Housing and Urban Development:
2.547%, 8/1/22	305,000	312,138
2.618%, 8/1/23	153,000	158,482
2.668%, 8/1/24	534,000	552,103
2.738%, 8/1/25	534,000	560,223

Total U.S. Government Agencies and Instrumentalities (Cost $3,249,183)		3,428,907

	SHARES	VALUE ($)
PREFERRED STOCKS - 0.1%

Venture Capital - 0.1%
Consensus Orthopedics, Inc.:
Series A-1 (1)(3)(4)	420,683	5,637
Series B (1)(3)(4)	348,940	4,431
Series C (1)(3)(4)	601,710	8,364
Kickboard:
Series A (1)(3)(4)	1,155,503	228,905
Series A2 (1)(3)(4)	404,973	88,001
LearnZillion, Inc.:
Series A (1)(3)(4)	169,492	123,221
Series A-1 (1)(3)(4)	108,678	86,834
Lumni, Inc. Series B (1)(3)(4)	17,265	124,280
MACH Energy:
Series A (1)(3)(4)	27,977	4,478
Series B (1)(3)(4)	26,575	4,752
Wind Harvest Co., Inc. (1)(3)(4)	8,696	—
		678,903

Total Preferred Stocks (Cost $1,100,705)		678,903

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 27

		VALUE ($)
VENTURE CAPITAL LIMITED PARTNERSHIP INTERESTS - 0.1%
Commons Capital LP (1)(3)(4)		27,546
First Analysis Private Equity Fund IV LP (1)(3)(4)		424,546
GEEMF Partners LP (1)(3)(4)(14)		16,995
Global Environment Emerging Markets Fund LP (1)(3)(4)		45,129
Solstice Capital LP (1)(3)(4)		30,575

Total Venture Capital Limited Partnership Interests (Cost $132,194)		544,791

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.0% (17)
Kickboard Bridge Note, 8.00%, 4/6/20 (3)(4)	41,000	32,887

Total Venture Capital Debt Obligations (Cost $41,000)		32,887

CONVERTIBLE BONDS - 0.0% (17)

Technology - 0.0% (17)
Rovi Corp., 0.50%, 3/1/20	255,000	251,341

Total Convertible Bonds (Cost $250,994)		251,341

FLOATING RATE LOANS (18) - 0.6%

Building and Development - 0.1%
DTZ U.S. Borrower, LLC, Term Loan, 5.294%, (1 mo. USD LIBOR + 3.25%), 8/21/25	594,000	596,596

Business Equipment and Services - 0.1%
Change Healthcare Holdings, LLC, Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 3/1/24	419,177	417,703

Cable and Satellite Television - 0.1%
Ziggo Secured Finance Partnership, Term Loan, 4.528%, (1 mo. USD LIBOR + 2.50%), 4/15/25	480,000	479,700

Cosmetics/Toiletries - 0.0% (17)
Prestige Brands, Inc., Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 1/26/24	122,529	122,896

Drugs - 0.1%
Jaguar Holding Company II, Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 8/18/22	905,810	907,735

Electronics/Electrical - 0.1%
Go Daddy Operating Company, LLC, Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 2/15/24	119,714	120,055
Infor (US), Inc., Term Loan, 4.854%, (3 mo. USD LIBOR + 2.75%), 2/1/22	900,059	902,197
MA FinanceCo., LLC, Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 6/21/24	37,089	36,718
Seattle Spinco, Inc., Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 6/21/24	250,470	247,861
SolarWinds Holdings, Inc., Term Loan, 4.794%, (1 mo. USD LIBOR + 2.75%), 2/5/24	198,485	198,953
		1,505,784

28 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (18) - CONT’D
Equipment Leasing - 0.1%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 3.794%, (1 mo. USD LIBOR + 1.75%), 1/15/25	550,245	553,271

Financial - 0.0% (17)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (3)(4)(19)	385,345	6,078

Industrial Equipment - 0.0% (17)
Rexnord, LLC, Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 8/21/24	117,813	118,639

Leisure Goods/Activities/Movies - 0.0% (17)
Bombardier Recreational Products, Inc., Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 5/23/25	168,722	168,687

Lodging and Casinos - 0.0% (17)
ESH Hospitality, Inc., Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 9/18/26	97,914	98,485

Telecommunications - 0.0% (17)
Level 3 Financing, Inc., Term Loan, 4.294%, (1 mo. USD LIBOR + 2.25%), 2/22/24	260,000	260,758

Total Floating Rate Loans (Cost $5,596,289)		5,236,332

COMMERCIAL PAPER - 1.0%
Jabil, Inc.:
2.641%, 10/17/19 (5)(20)	1,400,000	1,398,382
2.641%, 11/20/19 (5)(20)	380,000	378,633
2.641%, 11/27/19 (5)(20)	3,250,000	3,236,672
Marriott International, Inc, 2.288%, 10/15/19 (5)(20)	850,000	849,256
Smithfield Foods, Inc., 2.52%, 10/30/19 (5)(20)	2,440,000	2,435,126

Total Commercial Paper (Cost $8,298,069)		8,298,069

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	3,953,742	3,953,742

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $3,953,742)		3,953,742

TOTAL INVESTMENTS (Cost $718,651,185) - 99.9%		813,936,842
Other assets and liabilities, net - 0.1%		1,059,849
NET ASSETS - 100.0%		814,996,691

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 29

NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing security.
(2) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $5,509,107.
(3) Restricted security. Total market value of restricted securities amounts to $8,206,783, which represents 1.0% of the net assets of the Fund as of September 30, 2019.
(4) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(5) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $105,683,099, which represents 13.0% of the net assets of the Fund as of September 30, 2019.

(6) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2019.
(7) Security converts to variable rate after the indicated fixed-rate coupon period.
(8) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(9) When-issued security.
(10) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(11) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2019.
(12) Step coupon security. The interest rate disclosed is that which is in effect on September 30, 2019.
(13) Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(14) Affiliated company (see Note 8).
(15) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2019.

(16) TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned.

(17) Amount is less than 0.05%.
(18) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a spread above the London Interbank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2019. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a floating rate loan.

(19) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(20) Security is exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2019 the aggregate value of these securities is $8,298,069, representing 1.0% of the Fund net assets.

Abbreviations:
ADR:	American Depositary Receipt
LIBOR:	London Interbank Offered Rate
TBA:	To Be Announced

Currency Abbreviations:
USD:	United States Dollar

30 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE/UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 2-Year Treasury Note	70	12/31/19	$15,085,000	($36,023)
U.S. 5-Year Treasury Note	1	12/31/19	119,148	(650)
U.S. 10-Year Treasury Note	3	12/19/19	390,938	(3,380)
U.S. Long Treasury Bond	14	12/19/19	2,272,375	(28,026)
U.S. Ultra-Long Treasury Bond	80	12/19/19	15,352,500	(221,990)
Total Long				($290,069)
Short:
U.S. 2-Year Treasury Note	(4)	12/31/19	($862,000)	$1,993
U.S. 5-Year Treasury Note	(46)	12/31/19	(5,480,828)	(39,251)
U.S. 10-Year Treasury Note	(25)	12/19/19	(3,257,813)	28,080
U.S. Long Treasury Bond	(2)	12/19/19	(324,625)	3,981
U.S. Ultra 10-Year Treasury Note	(83)	12/19/19	(11,819,719)	125,302
U.S. Ultra-Long Treasury Bond	(3)	12/19/19	(575,719)	9,837
Total Short				$129,942

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	385,345
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19	12/15/16	4,266,666
CFBanc Corp., Common Stock	3/14/03	270,000
Commons Capital LP	2/15/01-12/27/11	132,194
Consensus Orthopedics, Inc., Common Stock	2/10/06	504,331
Consensus Orthopedics, Inc., Series A-1, Preferred	8/19/05	4,331
Consensus Orthopedics, Inc., Series B, Preferred	2/10/06	139,576
Consensus Orthopedics, Inc., Series C, Preferred	2/10/06	120,342
First Analysis Private Equity Fund IV LP	2/25/02-7/6/11	—
GEEMF Partners LP	2/28/97	—
Global Environment Emerging Markets Fund LP	1/14/94-12/1/95	—
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20	11/13/15	393,000
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20	11/13/15	506,000
Kickboard, Common Stock	5/23/13	—
Kickboard, Series A, Preferred	2/12/13	285,328
Kickboard, Series A2, Preferred	6/19/14	100,000
Kickboard Bridge Note, 8.00%, 4/6/20	9/16/15	41,000
Learn Capital Venture Partners III LP, Common Stock	8/30/16-9/27/19	982,712
LearnZillion, Inc., Series A, Preferred	3/27/12	100,000
LearnZillion, Inc., Series A-1, Preferred	4/23/13	134,761
Lumni, Inc., Series B, Preferred	8/8/13	116,367
MACH Energy, Common Stock	10/31/08	—
MACH Energy, Series A, Preferred	5/31/02	—
MACH Energy, Series B, Preferred	12/20/05	—
Neighborhood Bancorp, Class A, Common Stock	6/25/97	100,000
Solstice Capital LP	6/26/01-6/17/08	—
Wind Harvest Co., Inc., Preferred	5/16/94	100,000
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 31

CALVERT BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 39.6%
Basic Materials - 0.8%
LG Chem Ltd., 3.25%, 10/15/24 (1)	6,400,000	6,606,316
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	5,835,000	6,168,278
		12,774,594

Communications - 2.5%
AT&T, Inc., 5.35%, 12/15/43	3,750,000	4,428,418
Comcast Corp.:
2.759%, (3 mo. USD LIBOR + 0.44%), 10/1/21 (2)	4,400,000	4,414,943
3.20%, 7/15/36	4,424,000	4,544,998
4.70%, 10/15/48	3,180,000	3,903,059
Crown Castle Towers LLC, 3.663%, 5/15/45 (1)	2,100,000	2,204,479
NBCUniversal Media LLC, 4.45%, 1/15/43	1,500,000	1,748,362
Verizon Communications, Inc.:
3.875%, 2/8/29	6,457,000	7,097,375
4.329%, 9/21/28	3,932,000	4,463,826
4.862%, 8/21/46	4,750,000	5,816,339
5.50%, 3/16/47	3,300,000	4,364,082
		42,985,881

Consumer, Cyclical - 4.1%
American Airlines Pass-Through Trust:
4.40%, 3/22/25	5,725,290	5,928,538
5.25%, 7/15/25	2,568,561	2,736,251
5.60%, 1/15/22 (1)	235,102	239,169
5.625%, 7/15/22 (1)	875,564	895,965
Azul Investments LLP, 5.875%, 10/26/24 (1)(3)	1,490,000	1,491,863
Best Buy Co., Inc., 4.45%, 10/1/28	3,196,000	3,475,068
Ford Motor Credit Co. LLC:
2.979%, 8/3/22	14,805,000	14,664,155
3.099%, (3 mo. USD LIBOR + 0.81%), 4/5/21 (2)	1,460,000	1,443,325
3.22%, (3 mo. USD LIBOR + 0.88%), 10/12/21 (2)	5,522,000	5,429,675
4.542%, 8/1/26	1,749,000	1,750,695
Latam Airlines Pass-Through Trust, 4.20%, 8/15/29	1,572,491	1,614,241
Lennar Corp., 4.50%, 11/15/19	2,425,000	2,428,031
Macy’s Retail Holdings, Inc., 4.375%, 9/1/23	5,195,000	5,359,566
Nordstrom, Inc., 5.00%, 1/15/44	5,689,000	5,308,252
Starbucks Corp., 2.45%, 6/15/26	3,300,000	3,329,834
Tapestry, Inc., 4.125%, 7/15/27	9,010,000	9,196,949
Whirlpool Corp., 3.70%, 5/1/25	1,700,000	1,783,287
Wyndham Destinations, Inc., 5.75%, 4/1/27	2,371,000	2,569,571
		69,644,435

32 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Consumer, Non-cyclical - 3.6%
Becton Dickinson and Co.:
2.404%, 6/5/20	1,667,000	1,668,935
2.894%, 6/6/22	1,667,000	1,693,017
2.979%, (3 mo. USD LIBOR + 0.875%), 12/29/20 (2)	11,961,000	11,965,213
Conagra Brands, Inc., 3.028%, (3 mo. USD LIBOR + 0.75%), 10/22/20 (2)	935,000	935,203
Conservation Fund (The), 3.474%, 12/15/29	3,965,000	4,038,620
CVS Health Corp.:
2.625%, 8/15/24	1,508,000	1,514,898
3.00%, 8/15/26	8,284,000	8,336,153
3.25%, 8/15/29	1,480,000	1,491,161
4.30%, 3/25/28	11,691,000	12,655,702
CVS Pass-Through Trust, 6.036%, 12/10/28	1,733,300	1,951,104
Ecolab, Inc., 3.25%, 12/1/27	857,000	914,911
Grupo Bimbo SAB de CV:
4.00%, 9/6/49 (1)	385,000	365,346
4.50%, 1/25/22 (1)	3,000,000	3,121,659
4.875%, 6/27/44 (1)	1,815,000	1,973,895
Kaiser Foundation Hospitals, 3.15%, 5/1/27 (3)	4,091,000	4,313,736
Life Technologies Corp., 6.00%, 3/1/20	1,900,000	1,929,259
Massachusetts Institute of Technology, 3.959%, 7/1/38	875,000	1,023,563
President and Fellows of Harvard College, 3.619%, 10/1/37	1,000,000	1,123,813
		61,016,188

Energy - 0.6%
TerraForm Power Operating LLC:
5.00%, 1/31/28 (1)	5,920,000	6,186,400
6.625%, 6/15/25 (1)	3,290,000	3,484,143
		9,670,543

Financial - 16.4%
ANZ New Zealand International Ltd., 2.20%, 7/17/20 (1)	2,032,000	2,035,570
Bank Nederlandse Gemeenten NV, 2.125%, 12/14/20 (1)	2,930,000	2,937,998
Bank of America Corp.:
2.639%, (3 mo. USD LIBOR + 0.38%), 1/23/22 (2)	7,400,000	7,400,513
3.419% to 12/20/27, 12/20/28 (4)	5,369,000	5,606,715
3.458%, (3 mo. USD LIBOR + 1.18%), 10/21/22 (2)	2,155,000	2,183,743
3.499% to 5/17/21, 5/17/22 (4)	6,741,000	6,876,035
3.55% to 3/5/23, 3/5/24 (4)	11,950,000	12,433,903
3.593% to 7/21/27, 7/21/28 (4)	6,450,000	6,824,334
3.824% to 1/20/27, 1/20/28 (4)	11,000,000	11,830,385
3.974% to 2/7/29, 2/7/30 (4)	1,960,000	2,147,407
Bank of America NA, 3.335% to 1/25/22, 1/25/23 (4)	11,436,000	11,743,769
Bank of Nova Scotia (The), 2.375%, 1/18/23	7,809,000	7,881,030

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 33

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Capital One Financial Corp.:
2.50%, 5/12/20	3,097,000	3,102,822
2.716%, (3 mo. USD LIBOR + 0.45%), 10/30/20 (2)	1,925,000	1,928,320
2.986%, (3 mo. USD LIBOR + 0.72%), 1/30/23 (2)	6,600,000	6,581,175
3.30%, 10/30/24	4,779,000	4,950,169
4.20%, 10/29/25	2,100,000	2,239,864
Capital One NA, 2.65%, 8/8/22	2,305,000	2,332,378
CBL & Associates LP, 5.25%, 12/1/23 (3)	1,195,000	836,022
Citigroup, Inc.:
2.65%, 10/26/20	3,435,000	3,456,558
2.75%, 4/25/22	2,600,000	2,639,670
3.142% to 1/24/22, 1/24/23 (4)	3,330,000	3,393,259
3.887% to 1/10/27, 1/10/28 (4)	16,815,000	18,008,046
Citizens Bank NA:
2.25%, 3/2/20	1,950,000	1,950,799
2.55%, 5/13/21	1,400,000	1,409,953
Citizens Financial Group, Inc.:
2.375%, 7/28/21	1,475,000	1,479,152
4.15%, 9/28/22 (1)	702,000	728,734
Commonwealth Bank of Australia:
2.50%, 9/18/22 (1)	2,120,000	2,145,035
3.61% to 9/12/29, 9/12/34 (1)(4)	2,947,000	2,955,101
Credit Acceptance Corp.:
6.125%, 2/15/21	1,580,000	1,586,912
7.375%, 3/15/23	2,000,000	2,080,000
DDR Corp., 3.625%, 2/1/25	4,767,000	4,900,376
Digital Realty Trust LP:
3.95%, 7/1/22	3,100,000	3,237,425
4.75%, 10/1/25	2,035,000	2,240,491
Discover Bank:
3.45%, 7/27/26	1,750,000	1,806,315
4.682% to 8/9/23, 8/9/28 (4)	5,982,000	6,259,534
8.70%, 11/18/19	948,000	955,363
Discover Financial Services, 3.95%, 11/6/24	1,500,000	1,592,140
EPR Properties, 3.75%, 8/15/29	5,950,000	5,958,487
Goldman Sachs Group, Inc. (The):
2.905% to 7/24/22, 7/24/23 (4)	3,656,000	3,709,369
2.908% to 6/5/22, 6/5/23 (4)	7,700,000	7,805,096
International Finance Corp., 1.75%, 3/30/20	8,300,000	8,289,381
JPMorgan Chase & Co.:
2.739% to 10/15/29, 10/15/30 (4)	4,603,000	4,580,889
3.797% to 7/23/23, 7/23/24 (4)	6,500,000	6,863,814
KKR Group Finance Co. VI LLC, 3.75%, 7/1/29 (1)	7,840,000	8,274,269
Marsh & McLennan Cos., Inc., 3.304%, (3 mo. USD LIBOR + 1.20%), 12/29/21 (2)	1,779,000	1,782,599

34 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Morgan Stanley:
2.80%, 6/16/20	3,500,000	3,518,116
3.683%, (3 mo. USD LIBOR + 1.40%), 10/24/23 (2)	2,190,000	2,230,595
4.00%, 7/23/25	5,700,000	6,152,219
4.875%, 11/1/22	2,075,000	2,225,890
National Australia Bank Ltd., 3.625%, 6/20/23	2,650,000	2,791,003
Nationwide Building Society, 3.96% to 7/18/29, 7/18/30 (1)(4)	3,845,000	4,020,714
PNC Bank NA, 2.70%, 11/1/22	5,000,000	5,074,365
Regions Financial Corp., 2.75%, 8/14/22	1,198,000	1,216,810
SBA Tower Trust:
2.836%, 1/15/25 (1)	11,455,000	11,486,641
2.877%, 7/15/46 (1)	2,500,000	2,511,663
3.722%, 4/9/48 (1)	4,150,000	4,328,360
Synchrony Financial:
3.95%, 12/1/27	3,421,000	3,510,699
4.50%, 7/23/25	8,486,000	9,064,160
Synovus Financial Corp., 3.125%, 11/1/22	1,267,000	1,276,598
Toronto-Dominion Bank (The), 1.85%, 9/11/20	7,800,000	7,795,053
		279,163,805

Government - 2.4%
Asian Development Bank, 3.125%, 9/26/28	5,500,000	6,134,479
Inter-American Development Bank, 3.00%, 9/26/22	5,500,000	5,715,708
International Bank for Reconstruction & Development, 3.125%, 11/20/25	12,050,000	13,072,752
International Finance Corp., 2.00%, 10/24/22	16,490,000	16,682,475
		41,605,414

Industrial - 3.3%
Jabil, Inc.:
3.95%, 1/12/28	7,131,000	7,213,522
4.70%, 9/15/22	6,613,000	6,995,163
Johnson Controls International plc, 4.625%, 7/2/44	1,800,000	1,960,941
nVent Finance S.a.r.l., 4.55%, 4/15/28	7,728,000	8,079,522
Owens Corning, 3.95%, 8/15/29	11,816,000	12,041,006
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.70%, 3/14/23 (1)	4,250,000	4,286,660
SMBC Aviation Capital Finance DAC:
2.65%, 7/15/21 (1)	2,040,000	2,041,363
3.00%, 7/15/22 (1)	1,750,000	1,769,583
3.55%, 4/15/24 (1)	3,200,000	3,328,136
Wabtec Corp.:
3.419%, (3 mo. USD LIBOR + 1.30%), 9/15/21 (2)	4,566,000	4,566,161
4.95%, 9/15/28	4,178,000	4,614,517
		56,896,574

Technology - 3.4%
Apple, Inc., 3.00%, 6/20/27	6,686,000	7,037,546
Broadridge Financial Solutions, Inc., 3.95%, 9/1/20	1,645,000	1,670,427
Dell International LLC / EMC Corp., 4.42%, 6/15/21 (1)	9,570,000	9,870,092

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 35

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
DXC Technology Co.:
3.082%, (3 mo. USD LIBOR + 0.95%), 3/1/21 (2)	7,276,000	7,273,859
4.25%, 4/15/24	4,656,000	4,886,995
Hewlett Packard Enterprise Co.:
2.807%, (3 mo. USD LIBOR + 0.68%), 3/12/21 (2)	3,026,000	3,032,929
3.009%, (3 mo. USD LIBOR + 0.72%), 10/5/21 (2)	3,449,000	3,449,333
Microchip Technology, Inc., 4.333%, 6/1/23	3,899,000	4,097,586
Microsoft Corp.:
2.40%, 8/8/26	2,225,000	2,271,680
4.45%, 11/3/45	3,050,000	3,857,120
NXP BV / NXP Funding LLC, 4.625%, 6/15/22 (1)	2,565,000	2,688,322
Seagate HDD Cayman:
4.875%, 3/1/24	2,145,000	2,254,773
4.875%, 6/1/27	850,000	878,506
Western Digital Corp., 4.75%, 2/15/26 (3)	5,147,000	5,307,844
		58,577,012

Utilities - 2.5%
American Water Capital Corp., 2.95%, 9/1/27	3,590,000	3,687,942
Avangrid, Inc.:
3.15%, 12/1/24	10,620,000	10,955,795
3.80%, 6/1/29	7,100,000	7,636,003
Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	1,675,000	1,703,883
Enel Finance International NV, 2.65%, 9/10/24 (1)	7,485,000	7,502,503
MidAmerican Energy Co., 4.25%, 7/15/49	4,815,000	5,807,782
NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (1)	2,950,000	3,053,250
Public Service Co. of Colorado, 3.70%, 6/15/28	2,581,000	2,854,181
		43,201,339

Total Corporate Bonds (Cost $649,258,050)		675,535,785

U.S. TREASURY OBLIGATIONS - 19.3%
U.S. Treasury Bonds:
2.75%, 8/15/47	43,869,400	49,703,516
3.125%, 5/15/48	6,025,000	7,330,495
U.S. Treasury Inflation-Protected Note, 0.75%, 7/15/28 (5)	55,421,746	58,298,469
U.S. Treasury Notes:
1.375%, 1/15/20	78,783,000	78,667,596
1.75%, 7/31/21	109,470,000	109,632,495
1.75%, 7/31/24	24,853,000	25,080,172

Total U.S. Treasury Obligations (Cost $319,187,659)		328,712,743

36 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 18.4%
Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.81%, 11/15/48 (1)	1,650,076	1,715,106
American Homes 4 Rent Trust, Series 2014-SFR2, Class A, 3.786%, 10/17/36 (1)	4,033,670	4,249,217
Avant Loans Funding Trust:
Series 2018-A, Class B, 3.95%, 12/15/22 (1)	8,903,115	8,936,651
Series 2019-A, Class A, 3.48%, 7/15/22 (1)	1,680,418	1,686,832
Series 2019-B, Class A, 2.72%, 10/15/26 (1)	6,305,000	6,311,779
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 2.50%, 2/20/21 (1)	21,850,833	21,859,919
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 1.88%, 6/15/28 (1)	4,565,404	4,563,596
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (1)	4,252,125	4,383,870
Conn’s Receivables Funding LLC:
Series 2018-A, Class A, 3.25%, 1/15/23 (1)	502,959	504,827
Series 2019-A, Class A, 3.40%, 10/16/23 (1)	1,740,426	1,753,591
Consumer Loan Underlying Bond Credit Trust:
Series 2018-P3, Class A, 3.82%, 1/15/26 (1)	3,134,746	3,166,874
Series 2019-P1, Class A, 2.94%, 7/15/26 (1)	1,686,363	1,693,861
Series 2019-P2, Class A, 2.47%, 10/15/26 (1)	1,845,000	1,843,304
Credit Acceptance Auto Loan Trust:
Series 2017-1A, Class A, 2.56%, 10/15/25 (1)	285,113	285,235
Series 2017-1A, Class B, 3.04%, 12/15/25 (1)	8,210,000	8,241,489
Series 2017-2A, Class A, 2.55%, 2/17/26 (1)	16,633,717	16,650,248
Series 2017-3A, Class A, 2.65%, 6/15/26 (1)	1,700,000	1,704,818
DB Master Finance LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47 (1)	677,925	703,151
Dell Equipment Finance Trust, Series 2017-1, Class A3, 2.14%, 4/22/22 (1)	67,826	67,816
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40 (1)	873,157	880,834
Driven Brands Funding LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45 (1)	3,388,000	3,490,738
Series 2018-1A, Class A2, 4.739%, 4/20/48 (1)	4,072,450	4,276,631
Element Rail Leasing I LLC:
Series 2014-1A, Class A1, 2.299%, 4/19/44 (1)	220,569	220,598
Series 2014-1A, Class B1, 4.406%, 4/19/44 (1)	2,200,000	2,202,796
Enterprise Fleet Financing LLC:
Series 2017-1, Class A2, 2.13%, 7/20/22 (1)	1,684,991	1,684,685
Series 2017-3, Class A2, 2.13%, 5/22/23 (1)	11,655,681	11,649,793
ExteNet LLC, Series 2019-1A, Class A2, 3.204%, 7/26/49 (1)	3,520,000	3,567,852
FOCUS Brands Funding LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47 (1)	5,781,913	5,823,944
Series 2017-1A, Class A2II, 5.093%, 4/30/47 (1)	1,216,988	1,272,851
Hardee’s Funding LLC, Series 2018-1A, Class A2I, 4.25%, 6/20/48 (1)	3,316,500	3,368,337
Hertz Fleet Lease Funding LP, Series 2017-1, Class A2, 2.13%, 4/10/31 (1)	2,900,296	2,915,725
Invitation Homes Trust:
Series 2017-SFR2, Class C, 3.475%, (1 mo. USD LIBOR + 1.45%), 12/17/36 (1)(2)	951,000	951,441
Series 2018-SFR2, Class A, 2.928%, (1 mo. USD LIBOR + 0.90%), 6/17/37 (1)(2)	7,852,581	7,865,151
Jack in the Box Funding LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49 (1)	3,295,000	3,354,804
Mosaic Solar Loans LLC:
Series 2017-1A, Class A, 4.45%, 6/20/42 (1)	243,519	254,463
Series 2019-1A, Class A, 4.37%, 12/21/43 (1)	4,241,300	4,372,078
OneMain Financial Issuance Trust, Series 2017-1A, Class A1, 2.37%, 9/14/32 (1)	6,041,000	6,037,452

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 37

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Oportun Funding LLC:
Series 2017-A, Class A, 3.23%, 6/8/23 (1)	3,155,000	3,154,932
Series 2018-A, Class A, 3.61%, 3/8/24 (1)	9,016,000	9,118,332
Series 2018-B, Class A, 3.91%, 7/8/24 (1)	12,777,000	12,988,369
OSCAR US Funding X, LLC, Series 2019-1A, Class A2, 3.10%, 4/11/22 (1)	4,126,106	4,146,033
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/5/48 (1)	8,221,950	8,427,146
Prosper Marketplace Issuance Trust:
Series 2017-3A, Class B, 3.36%, 11/15/23 (1)	2,394,030	2,394,819
Series 2018-1A, Class B, 3.90%, 6/17/24 (1)	675,016	676,865
Series 2018-2A, Class A, 3.35%, 10/15/24 (1)	4,544,002	4,557,098
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (1)	474,311	474,592
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49 (1)	3,300,000	3,440,651
SERVPRO Master Issuer LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49 (1)(6)	10,934,000	11,062,464
Small Business Lending Trust, Series 2019-A, Class A, 2.85%, 7/15/26 (1)	4,080,000	4,075,750
SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 2.55%, 8/27/29 (1)	625,347	625,501
SolarCity LMC Series I LLC, Series 2013-1, Class A, 4.80%, 11/20/38 (1)	2,305,921	2,441,583
SolarCity LMC Series III LLC:
Series 2014-2, Class A, 4.02%, 7/20/44 (1)	12,459,578	12,587,130
Series 2014-2, Class B, 5.44%, 7/20/44 (1)	5,594,342	5,608,714
SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.20%, 5/27/36 (1)	7,367,832	7,452,065
Springleaf Funding Trust, Series 2016-AA, Class A, 2.90%, 11/15/29 (1)	8,102,606	8,104,552
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (1)	545,420	557,985
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, 2/25/44 (1)	14,137,050	14,834,267
TES LLC, Series 2017-1A, Class A, 4.33%, 10/20/47 (1)	3,823,370	3,900,976
Tesla Auto Lease Trust:
Series 2018-A, Class A, 2.32%, 12/20/19 (1)	641,643	641,673
Series 2018-B, Class A, 3.71%, 8/20/21 (1)	7,383,792	7,504,362
Toyota Auto Receivables Owner Trust, Series 2016-B, Class A4, 1.52%, 8/16/21	7,922,861	7,910,850
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	5,415,651	5,636,212
Vantage Data Centers Issuer LLC:
Series 2018-1A, Class A2, 4.072%, 2/16/43 (1)	5,150,144	5,357,567
Series 2018-2A, Class A2, 4.196%, 11/16/43 (1)	2,181,667	2,255,952
Series 2019-1A, Class A2, 3.188%, 7/15/44 (1)	5,210,654	5,273,097
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (1)	2,450,000	2,452,400
Verizon Owner Trust, Series 2016-1A, Class B, 1.46%, 1/20/21 (1)	2,196,591	2,194,310

Total Asset-Backed Securities (Cost $310,457,493)		314,368,604

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 8.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KW06, Class A2, 3.80%, 6/25/28	5,335,000	6,003,228
Series W5FX, Class AFX, 3.336%, 4/25/28	1,895,833	2,047,244
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-HQA2, Class M2, 4.818%, (1 mo. USD LIBOR + 2.80%), 5/25/28 (2)	981,811	992,114
Series 2016-DNA2, Class M2, 4.218%, (1 mo. USD LIBOR + 2.20%), 10/25/28 (2)	48,702	48,824

38 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - CONT’D
Series 2016-HQA1, Class M2, 4.768%, (1 mo. USD LIBOR + 2.75%), 9/25/28 (2)	1,174,607	1,184,296
Series 2017-DNA3, Class M2, 4.518%, (1 mo. USD LIBOR + 2.50%), 3/25/30 (2)	7,670,000	7,849,524
Series 2017-HQA2, Class M2, 4.668%, (1 mo. USD LIBOR + 2.65%), 12/25/29 (2)	1,565,000	1,607,463
Series 2018-DNA1, Class M1, 2.468%, (1 mo. USD LIBOR + 0.45%), 7/25/30 (2)	1,737,225	1,735,065
Series 2019-DNA3, Class M1, 2.75%, (1 mo. USD LIBOR + 0.73%), 7/25/49 (1)(2)	3,407,303	3,410,933
Series 2019-DNA3, Class M2, 4.07%, (1 mo. USD LIBOR + 2.05%), 7/25/49 (1)(2)	3,078,000	3,081,841
Series 2019-HQA2, Class M1, 2.718%, (1 mo. USD LIBOR + 0.70%), 4/25/49 (1)(2)	2,009,705	2,011,323
Series 2019-HQA3, Class M1, 2.807%, (1 mo. USD LIBOR + 0.75%), 9/25/49 (1)(2)	1,588,000	1,589,983
Series 2019-HQA3, Class M2, 3.907%, (1 mo. USD LIBOR + 1.85%), 9/25/49 (1)(2)	865,000	866,079
Federal National Mortgage Association:
Series 2017-M2, Class A1, 2.801%, 2/25/27 (7)	1,154,482	1,176,769
Series 2017-M13, Class A2, 3.037%, 9/25/27 (7)	5,500,000	5,798,585
Series 2018-M4, Class A2, 3.144%, 3/25/28 (7)	8,448,000	8,983,417
Series 2018-M8, Class A2, 3.436%, 6/25/28 (7)	4,628,461	5,027,308
Series 2018-M13, Class A2, 3.82%, 9/25/30 (7)	17,300,000	19,531,814
Series 2019-M1, Class A2, 3.673%, 9/25/28 (7)	11,860,000	13,148,902
Series 2019-M9, Class A2, 2.937%, 4/25/29 (7)	3,712,779	3,947,756
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2013-C01, Class M2, 7.268%, (1 mo. USD LIBOR + 5.25%), 10/25/23 (2)	4,184,025	4,633,545
Series 2014-C02, Class 1M2, 4.618%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (2)	4,806,407	5,018,558
Series 2014-C02, Class 2M2, 4.618%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (2)	1,824,128	1,897,551
Series 2014-C03, Class 1M2, 5.018%, (1 mo. USD LIBOR + 3.00%), 7/25/24 (2)	6,526,978	6,891,487
Series 2014-C03, Class 2M2, 4.918%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (2)	2,857,117	2,988,445
Series 2014-C04, Class 1M2, 6.918%, (1 mo. USD LIBOR + 4.90%), 11/25/24 (2)	12,338,299	13,506,920
Series 2016-C06, Class 1M2, 6.268%, (1 mo. USD LIBOR + 4.25%), 4/25/29 (2)	1,600,000	1,710,055
Series 2017-C04, Class 2M1, 2.868%, (1 mo. USD LIBOR + 0.85%), 11/25/29 (2)	3,313,229	3,318,853
Series 2017-C06, Class 1M2, 4.668%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (2)	2,520,000	2,577,306
Series 2018-C03, Class 1M1, 2.698%, (1 mo. USD LIBOR + 0.68%), 10/25/30 (2)	787,981	788,579
Series 2019-R05, Class 1M1, 2.768%, (1 mo. USD LIBOR + 0.75%), 7/25/39 (1)(2)	2,961,350	2,968,353
Series 2019-R05, Class 1M2, 4.018%, (1 mo. USD LIBOR + 2.00%), 7/25/39 (1)(2)	2,501,562	2,510,986
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	1,956,659	2,051,201

Total Collateralized Mortgage-Backed Obligations (Cost $134,947,797)		140,904,307

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.3%
CLNS Trust, Series 2017-IKPR, Class B, 3.05%, (1 mo. USD LIBOR + 1.00%), 6/11/32 (1)(2)	5,650,000	5,644,520
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27 (1)	1,750,000	1,742,359
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (1)	385,000	361,743
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 2.728%, (1 mo. USD LIBOR + 0.70%), 11/15/34 (1)(2)	4,100,000	4,103,095
Series 2019-BPR, Class A, 3.428%, (1 mo. USD LIBOR + 1.40%), 5/15/36 (1)(2)	7,320,000	7,324,381
Motel 6 Trust:
Series 2017-MTL6, Class C, 3.428%, (1 mo. USD LIBOR + 1.40%), 8/15/34 (1)(2)	2,491,981	2,496,214
Series 2017-MTL6, Class D, 4.178%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (1)(2)	949,726	953,489

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 39

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D
RETL Trust:
Series 2019-RVP, Class A, 3.178%, (1 mo. USD LIBOR + 1.15%), 3/15/36 (1)(2)	5,107,396	5,116,270
Series 2019-RVP, Class B, 3.578%, (1 mo. USD LIBOR + 1.55%), 3/15/36 (1)(2)	7,140,000	7,161,734
WFLD Mortgage Trust:
Series 2014-MONT, Class B, 3.88%, 8/10/31 (1)	1,000,000	1,033,450
Series 2014-MONT, Class C, 3.88%, 8/10/31 (1)	2,700,000	2,764,155

Total Commercial Mortgage-Backed Securities (Cost $38,614,018)		38,701,410

TAXABLE MUNICIPAL OBLIGATIONS - 1.5%

General Obligations - 0.9%
Commonwealth of Massachusetts, 5.456%, 12/1/39 (8)	750,000	1,001,677
Los Angeles Unified School District, California, 5.75%, 7/1/34 (8)	3,750,000	4,891,950
Massachusetts, Green Bonds, 3.277%, 6/1/46	3,975,000	4,134,159
New York City, NY, 5.206%, 10/1/31 (8)	1,030,000	1,244,590
San Francisco City and County, CA, (Social Bonds - Affordable Housing, 2016), 3.921%, 6/15/39	3,085,000	3,418,242
		14,690,618

Special Tax Revenue - 0.5%
Connecticut, Special Tax Revenue, 5.459%, 11/1/30 (8)	3,800,000	4,641,814
New York City Transitional Finance Authority, NY, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36 (8)	3,540,000	4,512,261
		9,154,075

Water and Sewer - 0.1%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	1,170,000	1,655,199

Total Taxable Municipal Obligations (Cost $22,976,592)		25,499,892

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 4.3%
Federal National Mortgage Association:
2.65%, 6/1/26	2,834,635	2,935,351
2.68%, 7/1/26	3,000,000	3,118,900
30-Year, 3.00%, TBA (9)	65,985,000	66,990,469

Total U.S. Government Agency Mortgage-Backed Securities (Cost $72,711,351)		73,044,720

HIGH SOCIAL IMPACT INVESTMENTS - 0.4%
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (10)(11)	5,087,392	5,060,480
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20 (11)(12)	490,000	486,501
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20 (11)(12)	631,000	616,500

Total High Social Impact Investments (Cost $6,208,392)		6,163,481

40 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
SOVEREIGN GOVERNMENT BONDS - 0.5%
Export Development Canada, 1.625%, 6/1/20	4,500,000	4,490,896
Nacional Financiera SNC, 3.375%, 11/5/20 (1)	3,450,000	3,480,222

Total Sovereign Government Bonds (Cost $7,935,620)		7,971,118

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 1.1%
Overseas Private Investment Corp.:
2.36%, 10/15/29	1,500,000	1,520,072
3.22%, 9/15/29	2,669,174	2,823,109
3.52%, 9/20/32	6,046,857	6,556,327
U.S. Department of Housing and Urban Development:
2.547%, 8/1/22	1,558,000	1,594,460
2.618%, 8/1/23	778,000	805,878
2.668%, 8/1/24	2,726,000	2,818,413
2.738%, 8/1/25	2,726,000	2,859,865

Total U.S. Government Agencies and Instrumentalities (Cost $18,004,031)		18,978,124

FLOATING RATE LOANS (13) - 1.5%

Building and Development - 0.2%
DTZ U.S. Borrower, LLC, Term Loan, 5.294%, (1 mo. USD LIBOR + 3.25%), 8/21/25	2,623,500	2,634,965

Business Equipment and Services - 0.1%
Change Healthcare Holdings, LLC, Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 3/1/24	1,834,886	1,828,434

Cable and Satellite Television - 0.1%
Ziggo Secured Finance Partnership, Term Loan, 4.528%, (1 mo. USD LIBOR + 2.50%), 4/15/25	2,110,000	2,108,681

Cosmetics/Toiletries - 0.0% (14)
Prestige Brands, Inc., Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 1/26/24	584,368	586,121

Drugs - 0.2%
Jaguar Holding Company II, Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 8/18/22	3,918,612	3,926,939

Electronics/Electrical - 0.4%
Go Daddy Operating Company, LLC, Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 2/15/24	576,124	577,764
Infor (US), Inc., Term Loan, 4.854%, (3 mo. USD LIBOR + 2.75%), 2/1/22	3,910,094	3,919,380
MA FinanceCo., LLC, Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 6/21/24	163,809	162,171
Seattle Spinco, Inc., Term Loan, 4.544%, (1 mo. USD LIBOR + 2.50%), 6/21/24	1,106,244	1,094,721
SolarWinds Holdings, Inc., Term Loan, 4.794%, (1 mo. USD LIBOR + 2.75%), 2/5/24	913,030	915,186
		6,669,222

Equipment Leasing - 0.2%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 3.794%, (1 mo. USD LIBOR + 1.75%), 1/15/25	2,397,042	2,410,226

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 41

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (13) - CONT’D
Financial - 0.0% (14)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (11)(15)(16)	481,681	7,598

Industrial Equipment - 0.0% (14)
Rexnord, LLC, Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 8/21/24	561,875	565,816

Leisure Goods/Activities/Movies - 0.1%
Bombardier Recreational Products, Inc., Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 5/23/25	802,421	802,254

Lodging and Casinos - 0.0% (14)
ESH Hospitality, Inc., Term Loan, 4.044%, (1 mo. USD LIBOR + 2.00%), 9/18/26	476,712	479,492

Telecommunications - 0.2%
Level 3 Financing, Inc., Term Loan, 4.294%, (1 mo. USD LIBOR + 2.25%), 2/22/24	1,201,870	1,205,376
Sprint Communications, Inc., Term Loan, 4.563%, (1 mo. USD LIBOR + 2.50%), 2/2/24	1,866,076	1,854,880
		3,060,256

Total Floating Rate Loans (Cost $25,478,234)		25,080,004

COMMERCIAL PAPER - 4.6%
CNH Industrial Capital LLC:
2.334%, 10/8/19 (1)(17)	7,570,000	7,566,615
2.384%, 10/2/19 (1)(17)	10,500,000	10,499,315
3.191%, 11/5/19 (1)(17)	7,000,000	6,978,903
Enel Finance America:
2.494%, 10/3/19 (1)(17)	7,675,000	7,673,955
2.494%, 10/4/19 (1)(17)	3,400,000	3,399,306
Jabil, Inc.:
2.64%, 10/17/19 (1)(17)	3,000,000	2,996,533
2.673%, 11/29/19 (1)(17)	17,000,000	16,927,004
Marriott International, Inc:
2.288%, 10/15/19 (1)(17)	810,000	809,291
2.289%, 10/16/19 (1)(17)	4,165,000	4,161,095
Smithfield Foods, Inc., 2.52%, 10/30/19 (1)(17)	17,000,000	16,966,038

Total Commercial Paper (Cost $77,978,055)		77,978,055

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	8,784,895	8,784,895

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $8,784,895)		8,784,895

TOTAL INVESTMENTS (Cost $1,692,542,187) - 102.3%		1,741,723,138
Other assets and liabilities, net - (2.3%)		(38,457,394)
NET ASSETS - 100.0%		1,703,265,744

42 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS
(1) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $539,953,956, which represents 31.7% of the net assets of the Fund as of September 30, 2019.

(2) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2019.
(3) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $8,554,181.
(4) Security converts to variable rate after the indicated fixed-rate coupon period.
(5) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(6) When-issued security.
(7) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2019.
(8) Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(9) TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned.

(10) Affiliated company (see Note 8).
(11) Restricted security. Total market value of restricted securities amounts to $6,171,079, which represents 0.4% of the net assets of the Fund as of September 30, 2019.
(12) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2019.

(13) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a spread above the London Interbank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2019. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a floating rate loan.

(14) Amount is less than 0.05%.
(15) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(16) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(17) Security is exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2019, the aggregate value of these securities is $77,978,055, representing 4.6% of the Fund net assets.

Abbreviations:
LIBOR:	London Interbank Offered Rate
TBA:	To Be Announced

Currency Abbreviations:
USD:	United States Dollar

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE/UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 2-Year Treasury Note	410	12/31/19	$88,355,000	($210,981)
U.S. 5-Year Treasury Note	82	12/31/19	9,770,172	(53,313)
U.S. Long Treasury Bond	175	12/19/19	28,404,688	(350,327)
U.S. Ultra-Long Treasury Bond	344	12/19/19	66,015,750	(958,216)
Total Long				($1,572,837)
Short:
U.S. 10-Year Treasury Note	(148)	12/19/19	($19,286,250)	$166,231
U.S. Ultra 10-Year Treasury Note	(133)	12/19/19	(18,940,031)	161,633
Total Short				$327,864

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 43

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	481,681
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19	12/15/16	5,087,392
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20	11/13/15	490,000
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20	11/13/15	631,000
See notes to financial statements.

44 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
COMMON STOCKS - 94.5%
Beverages - 1.3%
PepsiCo, Inc.	321,645	44,097,529

Capital Markets - 4.6%
Charles Schwab Corp. (The)	778,701	32,573,063
Intercontinental Exchange, Inc.	1,280,339	118,136,879
		150,709,942

Chemicals - 7.5%
Ecolab, Inc.	648,615	128,451,715
Linde plc	606,464	117,484,206
		245,935,921

Electronic Equipment, Instruments & Components - 3.6%
Amphenol Corp., Class A	909,229	87,740,599
TE Connectivity Ltd.	317,896	29,621,549
		117,362,148

Entertainment - 1.8%
Electronic Arts, Inc. (1)	311,919	30,511,917
Walt Disney Co. (The)	219,995	28,669,748
		59,181,665

Equity Real Estate Investment Trusts (REITs) - 4.4%
American Tower Corp.	502,164	111,043,526
Crown Castle International Corp.	235,721	32,767,576
		143,811,102

Food Products - 1.7%
Mondelez International, Inc., Class A	1,046,911	57,915,116

Health Care Equipment & Supplies - 4.7%
Danaher Corp.	1,073,757	155,082,723

Health Care Providers & Services - 1.5%
Laboratory Corp. of America Holdings (1)	305,027	51,244,536

Hotels, Restaurants & Leisure - 1.5%
Starbucks Corp.	545,179	48,204,727

Industrial Conglomerates - 1.0%
3M Co.	193,980	31,890,312

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 45

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Insurance - 3.1%
Aon plc	171,417	33,181,189
Marsh & McLennan Cos., Inc.	677,987	67,832,599
		101,013,788

Interactive Media & Services - 4.6%
Alphabet, Inc., Class C (1)	125,226	152,650,494

Internet & Direct Marketing Retail - 0.7%
Booking Holdings, Inc. (1)	11,570	22,707,398

IT Services - 13.0%
Accenture plc, Class A	315,236	60,635,645
Fidelity National Information Services, Inc.	265,732	35,278,580
Fiserv, Inc. (1)	725,125	75,115,699
MasterCard, Inc., Class A	412,531	112,031,044
Visa, Inc., Class A	852,456	146,630,956
		429,691,924

Life Sciences Tools & Services - 5.9%
QIAGEN NV (1)	1,465,597	48,320,733
Thermo Fisher Scientific, Inc.	503,369	146,616,289
		194,937,022

Machinery - 4.0%
IDEX Corp.	300,439	49,235,943
Xylem, Inc.	1,035,062	82,411,637
		131,647,580

Media - 1.4%
Comcast Corp., Class A	1,026,888	46,292,111

Multiline Retail - 4.2%
Dollar General Corp.	865,605	137,579,259

Personal Products - 1.8%
Estee Lauder Cos., Inc. (The), Class A	295,307	58,751,328

Pharmaceuticals - 3.3%
Zoetis, Inc.	888,774	110,732,353

Professional Services - 4.4%
IHS Markit Ltd. (1)	668,870	44,734,025
Verisk Analytics, Inc.	643,156	101,708,690
		146,442,715

46 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Semiconductors & Semiconductor Equipment - 1.2%
Texas Instruments, Inc.	307,139	39,694,644

Software - 9.4%
Check Point Software Technologies Ltd. (1)(2)	777,971	85,187,825
Intuit, Inc.	314,844	83,729,613
Microsoft Corp.	1,017,797	141,504,317
		310,421,755

Specialty Retail - 3.0%
Lowe’s Cos., Inc.	439,845	48,365,356
TJX Cos., Inc. (The)	890,705	49,647,897
		98,013,253

Textiles, Apparel & Luxury Goods - 0.9%
NIKE, Inc., Class B	318,626	29,925,354

Venture Capital - 0.0% (3)
20/20 Gene Systems, Inc. (1)(4)(5)	73,397	82,204
Digital Directions International, Inc. (1)(4)(5)	354,389	67,334
Graduation Alliance, Inc. (1)(4)(5)	117,833	25,452
Ivy Capital (Proprietary) Ltd. (1)(4)(5)	950,000	275,999
Napo Pharmaceuticals, Inc. (1)(4)(5)	294,196	—
		450,989

Total Common Stocks (Cost $1,888,472,541)		3,116,387,688

PREFERRED STOCKS - 0.1%

Venture Capital - 0.1%
Entouch:
Series C (1)(4)(5)	2,628,278	203,166
Series C-1 (1)(4)(5)	852,569	207,004
Graduation Alliance, Inc.:
Series C (1)(4)(5)	3,326,181	1,716,310
Series D, Convertible (1)(4)(5)	1,325,968	690,829
PresenceLearning, Inc.:
Series A (1)(4)(5)	600,000	432,000
Series A-2 (1)(4)(5)	195,285	142,558
Series B (1)(4)(5)	399,719	323,772
Sword Diagnostics (1)(4)(5)	1,264,108	—
		3,715,639

Total Preferred Stocks (Cost $2,344,565)		3,715,639

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 47

		VALUE ($)
VENTURE CAPITAL LIMITED PARTNERSHIP INTERESTS - 0.5%
Accion Frontier Inclusion Fund LP (1)(4)(5)		1,191,996
Adobe Capital Social Mezzanine I LP (1)(4)(5)		407,246
Africa Renewable Energy Fund LP (1)(4)(5)		1,045,802
Arborview Capital Partners LP (1)(4)(5)		812,354
Blackstone Clean Technology Partners LP (1)(4)(5)		15,441
Bridges Ventures US Sustainable Growth Fund LP (1)(4)(5)		384,168
China Environment Fund III LP (1)(4)(5)		218,547
Coastal Ventures III LP (1)(4)(5)		172,625
Core Innovations Capital I LP (1)(4)(5)		2,511,410
Cross Culture Ventures I LP (1)(4)(5)		437,174
DBL Equity Fund - BAEF Il LP (1)(4)(5)		1,234,695
DBL Partners III LP (1)(4)(5)		858,555
First Analysis Private Equity Fund V LP (1)(4)(5)		1,269,406
Ignia Fund I LP (1)(4)(5)		475,367
Impact Ventures II LP (1)(4)(5)		229,463
LeapFrog Financial Inclusion Fund (1)(4)(5)		155,022
New Markets Education Partners LP (1)(4)(5)		982,433
New Markets Venture Partners II LP (1)(4)(5)		95,887
Owl Ventures LP (1)(4)(5)		656,743
Renewable Energy Asia Fund LP (1)(4)(5)		1,766,769
SEAF India International Growth Fund LP (1)(4)(5)		688
SJF Ventures II LP, Preferred (1)(4)(5)		583,162
SJF Ventures III LP (1)(4)(5)		1,019,024
Westly Capital Partners Fund II LP (1)(4)(5)		540,264

Total Venture Capital Limited Partnership Interests (Cost $13,430,637)		17,064,241

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.1%
One Earth Group Ltd., Convertible Note, 5.00%, 10/31/20 (4)(5)(6)	230,064	—
SEAF Global SME Facility, 9.00%, 12/31/19 (4)(5)	2,075,575	943,477

Total Venture Capital Debt Obligations (Cost $2,375,575)		943,477

HIGH SOCIAL IMPACT INVESTMENTS - 0.4%
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (4)(7)	10,833,877	10,776,566
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20 (4)(8)	1,445,000	1,434,683
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20 (4)(8)	1,855,000	1,812,372

Total High Social Impact Investments (Cost $14,133,877)		14,023,621

TOTAL INVESTMENTS (Cost $1,920,757,195) - 95.6%		3,152,134,666
Other assets and liabilities, net - 4.4%		144,904,905
NET ASSETS - 100.0%		3,297,039,571

NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing security.
(2) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $311,637.
(3) Amount is less than 0.05%.
(4) Restricted security. Total market value of restricted securities amounts to $36,197,967, which represents 1.1% of the net assets of the Fund as of September 30, 2019.
(5) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(6) Defaulted security. This security is not accruing interest.
(7) Affiliated company (see Note 8).
(8) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2019.

48 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 49

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
20/20 Gene Systems, Inc.	8/1/08-8/27/13	166,889
Accion Frontier Inclusion Fund LP	11/12/15-9/27/19	726,105
Adobe Capital Social Mezzanine I LP	2/8/13-1/23/19	309,651
Africa Renewable Energy Fund LP	4/17/14-5/22/19	991,563
Arborview Capital Partners LP	11/13/12-1/23/19	566,510
Blackstone Clean Technology Partners LP	7/29/10-6/25/15	446,830
Bridges Ventures US Sustainable Growth Fund LP	6/8/16-2/25/19	501,859
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19	12/15/16	10,833,877
China Environment Fund III LP	1/24/08-4/19/13	688,450
Coastal Ventures III LP	7/30/12-1/9/19	125,067
Core Innovations Capital I LP	1/6/11-6/30/17	314,217
Cross Culture Ventures I LP	2/24/16-3/19/19	382,927
DBL Equity Fund - BAEF Il LP	3/30/11-8/2/16	866,008
DBL Partners III LP	1/16/15-7/11/19	711,430
Digital Directions International, Inc.	7/2/08-7/15/09	683,778
Entouch, Series C, Preferred	2/3/16	350,000
Entouch, Series C-1, Preferred	10/11/17-4/26/19	113,534
First Analysis Private Equity Fund V LP	6/7/13-6/13/18	607,470
Graduation Alliance, Inc.	5/17/16	390
Graduation Alliance, Inc., Series C, Preferred	3/27/13-8/20/13	500,000
Graduation Alliance, Inc., Series D, Convertible Preferred	4/29/15-5/17/16	228,617
Ignia Fund I LP	1/28/10-12/9/16	989,801
Impact Ventures II LP	9/8/10-2/5/18	838,672
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20	11/13/15	1,445,000
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20	11/13/15	1,855,000
Ivy Capital (Proprietary) Ltd.	9/12/12-5/14/14	557,372
LeapFrog Financial Inclusion Fund	1/20/10-1/23/19	7,317
Napo Pharmaceuticals, Inc.	2/21/07-9/23/09	419,720
New Markets Education Partners LP	9/27/11-7/11/19	817,819
New Markets Venture Partners II LP	7/21/08-5/3/16	—
One Earth Group Ltd., Convertible Note, 5.00%, 10/31/20	2/1/17	300,000
Owl Ventures LP	7/10/14-9/20/19	269,628
PresenceLearning, Inc., Series A, Preferred	9/29/11	300,000
PresenceLearning, Inc., Series A-2, Preferred	5/2/12	134,942
PresenceLearning, Inc., Series B, Preferred	4/4/13	285,000
Renewable Energy Asia Fund LP	9/29/10-1/5/17	1,753,943
SEAF Global SME Facility, 9.00%, 12/31/19	6/28/13-1/8/19	2,075,575
SEAF India International Growth Fund LP	3/22/05-5/24/10	210,392
SJF Ventures II LP, Preferred	2/14/06-11/20/12	—
SJF Ventures III LP	2/6/12-7/14/17	537,341
Sword Diagnostics, Preferred	12/26/06-11/9/10	432,472
Westly Capital Partners Fund II LP	12/27/11-12/18/18	767,637
See notes to financial statements.

50 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $714,384,519) - including $5,509,107 of securities on loan	$809,675,752
Investments in securities of affiliated issuers, at value (identified cost $4,266,666)	4,261,090
Receivable for variation margin on open futures contracts	11,040
Cash	11,750,264
Cash denominated in foreign currency, at value (cost $13,570)	13,571
Receivable for investments sold	5,320,472
Receivable for capital shares sold	1,745,471
Dividends and interest receivable	1,964,573
Interest receivable - affiliated	51,556
Securities lending income receivable	8,751
Receivable from affiliate	33,720
Deposits at broker for futures contracts	371,130
Trustees’ deferred compensation plan	385,059
Other assets	33,320
Total assets	835,625,769

LIABILITIES
Payable for investments purchased	1,552,558
Payable for when-issued/delayed delivery/forward commitment securities	13,409,325
Payable for capital shares redeemed	455,631
Deposits for securities loaned	3,953,742
Payable to affiliates:
Investment advisory fee	267,932
Administrative fee	80,309
Distribution and service fees	165,826
Sub-transfer agency fee	38,817
Trustees’ deferred compensation plan	385,059
Accrued expenses	319,879
Total liabilities	20,629,078
Commitments and contingent liabilities (Note 10)
NET ASSETS	$814,996,691

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$706,329,950
Distributable earnings	108,666,741
Total	$814,996,691
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 51

CALVERT BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019 - CONT’D

NET ASSET VALUE PER SHARE
Class A (based on net assets of $619,743,826 and 18,078,019 shares outstanding)	$34.28
Class C (based on net assets of $54,061,835 and 1,631,355 shares outstanding)	$33.14
Class I (based on net assets of $140,960,575 and 4,030,335 shares outstanding)	$34.97
Class R6 (based on net assets of $230,455 and 6,589 shares outstanding)	$34.98

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$35.99
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

52 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $1,687,454,795) - including $8,554,181 of securities on loan	$1,736,662,658
Investments in securities of affiliated issuers, at value (identified cost $5,087,392)	5,060,480
Receivable for variation margin on open futures contracts	27,394
Cash	37,234,718
Receivable for investments sold	422,048
Receivable for capital shares sold	4,656,341
Interest receivable	7,460,134
Interest receivable - affiliated	61,473
Securities lending income receivable	13,352
Receivable from affiliate	89,262
Deposits at broker for futures contracts	2,215,098
Trustees’ deferred compensation plan	577,625
Other assets	55,358
Total assets	1,794,535,941

LIABILITIES
Payable for investments purchased	367,782
Payable for when-issued/delayed delivery/forward commitment securities	77,761,645
Payable for capital shares redeemed	2,270,616
Deposits for securities loaned	8,784,895
Distributions payable	377,594
Payable to affiliates:
Investment advisory fee	408,597
Administrative fee	165,674
Distribution and service fees	60,155
Sub-transfer agency fee	6,728
Trustees’ deferred compensation plan	577,625
Accrued expenses	488,886
Total liabilities	91,270,197
NET ASSETS	$1,703,265,744

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$1,640,694,020
Distributable earnings	62,571,724
Total	$1,703,265,744
See notes to financial statements.
CALVERT BOND FUND

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 53

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019 - CONT’D

NET ASSET VALUE PER SHARE
Class A (based on net assets of $290,893,056 and 17,452,382 shares outstanding)	$16.67
Class C (based on net assets of $15,342,867 and 926,873 shares outstanding)	$16.55
Class I (based on net assets of $1,144,805,283 and 68,552,771 shares outstanding)	$16.70
Class R6 (based on net assets of $252,224,538 and 15,116,595 shares outstanding)	$16.69

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$17.32
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

54 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $1,909,923,318) - including $311,637 of securities on loan	$3,141,358,100
Investments in securities of affiliated issuers, at value (identified cost $10,833,877)	10,776,566
Cash	142,593,232
Receivable for capital shares sold	26,195,326
Dividends and interest receivable	1,710,661
Interest receivable - affiliated	130,909
Securities lending income receivable	31
Tax reclaims receivable	48,292
Receivable from affiliate	131,076
Trustees’ deferred compensation plan	1,270,760
Other assets	113,052
Total assets	3,324,328,005

LIABILITIES
Payable for investments purchased	18,048,456
Payable for capital shares redeemed	4,966,801
Payable to affiliates:
Investment advisory fee	1,242,616
Administrative fee	318,733
Distribution and service fees	409,477
Sub-transfer agency fee	68,399
Trustees’ deferred compensation plan	1,270,760
Accrued expenses	963,192
Total liabilities	27,288,434
Commitments and contingent liabilities (Note 10)
NET ASSETS	$3,297,039,571

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$1,964,191,073
Distributable earnings	1,332,848,498
Total	$3,297,039,571
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 55

CALVERT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019 - CONT’D

NET ASSET VALUE PER SHARE
Class A (based on net assets of $1,598,391,339 and 29,631,639 shares outstanding)	$53.94
Class C (based on net assets of $100,275,831 and 3,379,645 shares outstanding)	$29.67
Class I (based on net assets of $1,540,337,035 and 24,492,946 shares outstanding)	$62.89
Class R6 (based on net assets of $58,035,366 and 924,139 shares outstanding)	$62.80

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$56.63
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

56 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME	Balanced Fund	Bond Fund	Equity Fund
Dividend income (net of foreign taxes withheld of $51,748, $0 and $7,483, respectively)	$6,836,774	$—	$27,398,702
Interest income - unaffiliated issuers	10,185,096	45,260,532	1,341,886
Interest income - affiliated issuers	80,000	76,311	162,508
Securities lending income, net	24,277	59,230	197,837
Total investment income	17,126,147	45,396,073	29,100,933

EXPENSES
Investment advisory fee	2,985,271	4,223,270	12,754,851
Administrative fee	891,513	1,628,972	3,181,652
Distribution and service fees:
Class A	1,367,123	533,231	3,535,299
Class C	535,257	171,386	1,122,430
Trustees’ fees and expenses	44,114	82,315	159,926
Custodian fees	130,748	94,479	86,424
Transfer agency fees and expenses	835,068	1,077,094	2,351,105
Accounting fees	123,482	266,172	514,078
Professional fees	96,222	97,876	232,394
Registration fees	82,186	145,698	140,707
Reports to shareholders	62,810	71,888	190,660
Miscellaneous	79,030	88,540	173,448
Total expenses	7,232,824	8,480,921	24,442,974
Waiver and/or reimbursement of expenses by affiliate	(200,889)	(557,052)	(273,903)
Reimbursement of expenses-other	(18,124)	(32,973)	(63,488)
Net expenses	7,013,811	7,890,896	24,105,583
Net investment income	10,112,336	37,505,177	4,995,350

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investment securities - unaffiliated issuers	21,064,710	632,900	134,353,183
Futures contracts	3,453,786	18,774,318	—
Foreign currency transactions	(964)	—	—
	24,517,532	19,407,218	134,353,183

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	28,245,988	67,093,047	332,247,361
Investment securities - affiliated issuers	136,582	164,628	350,585
Futures contracts	29,756	667,879	—
Foreign currency	154	—	(864)
	28,412,480	67,925,554	332,597,082

Net realized and unrealized gain	52,930,012	87,332,772	466,950,265

Net increase in net assets resulting from operations	$63,042,348	$124,837,949	$471,945,615
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 57

CALVERT BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$10,112,336	$9,237,479
Net realized gain	24,517,532	21,966,674
Net change in unrealized appreciation (depreciation)	28,412,480	35,917,020
Net increase in net assets resulting from operations	63,042,348	67,121,173

Distributions to shareholders:
Class A shares	(26,688,009)	(42,834,391)
Class C shares	(2,389,091)	(4,376,145)
Class I shares	(5,151,367)	(6,436,112)
Class R6 shares (1)	(939)	—
Total distributions to shareholders	(34,229,406)	(53,646,648)

Capital share transactions:
Class A shares	25,713,763	11,604,433
Class C shares	(7,680,231)	(1,470,362)
Class I shares	35,917,958	49,849,886
Class R6 shares (1)	228,488	—
Class Y shares (2)	—	(30,424,693)
Net increase in net assets from capital share transactions	54,179,978	29,559,264

TOTAL INCREASE IN NET ASSETS	82,992,920	43,033,789

NET ASSETS
Beginning of year	732,003,771	688,969,982
End of year	$814,996,691	$732,003,771

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

58 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$37,505,177	$25,560,889
Net realized gain	19,407,218	851,888
Net change in unrealized appreciation (depreciation)	67,925,554	(28,745,592)
Net increase (decrease) in net assets resulting from operations	124,837,949	(2,332,815)

Distributions to shareholders:
Class A shares	(7,079,822)	(6,243,931)
Class C shares	(308,552)	(384,376)
Class I shares	(26,215,685)	(14,997,210)
Class R6 shares	(4,396,773)	(3,109,189)	(1)
Class Y shares	—	(575,715)
Total distributions to shareholders	(38,000,832)	(25,310,421)

Capital share transactions:
Class A shares	22,867,177	(22,140,591)
Class C shares	(7,541,275)	(3,982,816)
Class I shares	391,521,360	207,960,971
Class R6 shares	109,689,269	137,113,112	(1)
Class Y shares (2)	—	(141,745,071)
Net increase in net assets from capital share transactions	516,536,531	177,205,605

TOTAL INCREASE IN NET ASSETS	603,373,648	149,562,369

NET ASSETS
Beginning of year	1,099,892,096	950,329,727
End of year	$1,703,265,744	$1,099,892,096

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 59

CALVERT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$4,995,350	$3,494,160
Net realized gain	134,353,183	192,060,026
Net change in unrealized appreciation (depreciation)	332,597,082	272,418,371
Net increase in net assets resulting from operations	471,945,615	467,972,557

Distributions to shareholders:
Class A shares	(95,599,648)	(94,443,950)
Class C shares	(18,603,392)	(18,856,951)
Class I shares	(66,358,860)	(56,043,334)
Class R6 shares	(73,704)	(739)	(1)
Total distributions to shareholders	(180,635,604)	(169,344,974)

Capital share transactions:
Class A shares	145,467,718	(91,066,246)
Class C shares	(49,676,109)	(8,761,146)
Class I shares	443,897,317	301,877,540
Class R6 shares	54,462,701	789,962	(1)
Class Y shares (2)	—	(224,919,540)
Net increase (decrease) in net assets from capital share transactions	594,151,627	(22,079,430)

TOTAL INCREASE IN NET ASSETS	885,461,638	276,548,153

NET ASSETS
Beginning of year	2,411,577,933	2,135,029,780
End of year	$3,297,039,571	$2,411,577,933

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

60 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BALANCED FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019		2018	2017	2016		2015
Net asset value, beginning	$33.14		$32.59	$30.82	$31.90		$33.06
Income from investment operations:
Net investment income (1)	0.44		0.43	0.47	0.51	(2)	0.43
Net realized and unrealized gain (loss)	2.24		2.68	2.11	2.14	(3)	(0.81)
Total from investment operations	2.68		3.11	2.58	2.65		(0.38)
Distributions from:
Net investment income	(0.44)		(0.44)	(0.46)	(0.50)		(0.41)
Net realized gain	(1.10)		(2.12)	(0.35)	(3.23)		(0.37)
Total distributions	(1.54)		(2.56)	(0.81)	(3.73)		(0.78)
Total increase (decrease) in net asset value	1.14		0.55	1.77	(1.08)		(1.16)
Net asset value, ending	$34.28		$33.14	$32.59	$30.82		$31.90
Total return (4)	8.56%		10.01%	8.51%	8.93%	(3)	(1.27%)
Ratios to average net assets: (5)
Total expenses	0.96%		0.96%	0.99%	1.05%		1.13%
Net expenses	0.93%		0.94%	0.99%	1.02%		1.13%
Net investment income	1.37%		1.33%	1.48%	1.67%	(2)	1.25%
Portfolio turnover	69%	(6)	76%	128%	146%		99%
Net assets, ending (in thousands)	$619,744		$571,452	$549,517	$592,625		$569,368

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(3) Total return includes voluntary reimbursement by the adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 8.90%.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Includes the effect of To-Be-Announced (TBA) transactions.
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 61

CALVERT BALANCED FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019		2018	2017	2016		2015
Net asset value, beginning	$32.09		$31.63	$29.95	$31.11		$32.30
Income from investment operations:
Net investment income (1)	0.20		0.18	0.20	0.25	(2)	0.15
Net realized and unrealized gain (loss)	2.15		2.61	2.06	2.08	(3)	(0.78)
Total from investment operations	2.35		2.79	2.26	2.33		(0.63)
Distributions from:
Net investment income	(0.20)		(0.21)	(0.23)	(0.26)		(0.19)
Net realized gain	(1.10)		(2.12)	(0.35)	(3.23)		(0.37)
Total distributions	(1.30)		(2.33)	(0.58)	(3.49)		(0.56)
Total increase (decrease) in net asset value	1.05		0.46	1.68	(1.16)		(1.19)
Net asset value, ending	$33.14		$32.09	$31.63	$29.95		$31.11
Total return (4)	7.77%		9.14%	7.66%	8.05%	(3)	(2.08%)
Ratios to average net assets: (5)
Total expenses	1.71%		1.71%	1.80%	1.86%		1.92%
Net expenses	1.68%		1.69%	1.80%	1.84%		1.92%
Net investment income	0.63%		0.58%	0.67%	0.85%	(2)	0.47%
Portfolio turnover	69%	(6)	76%	128%	146%		99%
Net assets, ending (in thousands)	$54,062		$60,674	$61,205	$59,242		$55,180

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(3) Total return includes voluntary reimbursement by the adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 8.02%.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Includes the effect of To-Be-Announced (TBA) transactions.
See notes to financial statements.

62 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BALANCED FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019		2018	2017	2016		2015
Net asset value, beginning	$33.77		$33.14	$31.32	$32.36		$33.53
Income from investment operations:
Net investment income (1)	0.54		0.55	0.58	0.63	(2)	0.59
Net realized and unrealized gain (loss)	2.28		2.72	2.18	2.17	(3)	(0.82)
Total from investment operations	2.82		3.27	2.76	2.80		(0.23)
Distributions from:
Net investment income	(0.52)		(0.52)	(0.59)	(0.61)		(0.57)
Net realized gain	(1.10)		(2.12)	(0.35)	(3.23)		(0.37)
Total distributions	(1.62)		(2.64)	(0.94)	(3.84)		(0.94)
Total increase (decrease) in net asset value	1.20		0.63	1.82	(1.04)		(1.17)
Net asset value, ending	$34.97		$33.77	$33.14	$31.32		$32.36
Total return (4)	8.87%		10.33%	8.94%	9.32%	(3)	(0.86%)
Ratios to average net assets: (5)
Total expenses	0.71%		0.72%	0.67%	0.76%		0.64%
Net expenses	0.66%		0.62%	0.62%	0.65%		0.64%
Net investment income	1.64%		1.66%	1.80%	2.04%	(2)	1.70%
Portfolio turnover	69%	(6)	76%	128%	146%		99%
Net assets, ending (in thousands)	$140,961		$99,878	$48,780	$15,554		$13,894

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(3) Total return includes voluntary reimbursement by the adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 9.28%.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Includes the effect of To-Be-Announced (TBA) transactions.
See notes to financial statements.

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CALVERT BALANCED FUND
FINANCIAL HIGHLIGHTS

CLASS R6 SHARES	Period Ended September 30, 2019 (1)
Net asset value, beginning	$31.46
Income from investment operations:
Net investment income (2)	0.36
Net realized and unrealized gain	3.55
Total from investment operations	3.91
Distributions from:
Net investment income	(0.39)
Total distributions	(0.39)
Total increase in net asset value	3.52
Net asset value, ending	$34.98
Total return (3)	12.44%	(4)
Ratios to average net assets: (5)
Total expenses	0.66%	(6)
Net expenses	0.64%	(6)
Net investment income	1.58%	(6)
Portfolio turnover	69%	(7)(8)
Net assets, ending (in thousands)	$230

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Computed using average shares outstanding.
(3) Return is historical and is calculated by determining the percentage change in net asset value with all distributions reinvested and does not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
(7) For the year ended September 30, 2019.
(8) Includes the effect of To-Be-Announced (TBA) transactions.
See notes to financial statements.

64 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019		2018	2017	2016		2015
Net asset value, beginning	$15.69		$16.14	$16.36	$15.83		$15.92
Income from investment operations:
Net investment income (1)	0.42		0.37	0.37	0.40	(2)	0.38
Net realized and unrealized gain (loss)	0.99		(0.45)	(0.18)	0.53		(0.09)
Total from investment operations	1.41		(0.08)	0.19	0.93		0.29
Distributions from:
Net investment income	(0.43)		(0.37)	(0.36)	(0.40)		(0.38)
Net realized gain	—		—	(0.05)	—		—
Total distributions	(0.43)		(0.37)	(0.41)	(0.40)		(0.38)
Total increase (decrease) in net asset value	0.98		(0.45)	(0.22)	0.53		(0.09)
Net asset value, ending	$16.67		$15.69	$16.14	$16.36		$15.83
Total return (3)	9.10%		(0.48%)	1.21%	5.96%		1.79%
Ratios to average net assets: (4)
Total expenses	0.78%		0.83%	0.89%	0.94%		1.07%
Net expenses	0.75%		0.83%	0.89%	0.91%		1.07%
Net investment income	2.59%		2.32%	2.29%	2.49%	(2)	2.35%
Portfolio turnover	75%	(5)	83%	99%	154%		241%
Net assets, ending (in thousands)	$290,893		$251,714	$281,490	$395,957		$395,194

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(5) Includes the effect of To-Be-Announced (TBA) transactions.
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 65

CALVERT BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019		2018	2017	2016		2015
Net asset value, beginning	$15.58		$16.03	$16.26	$15.73		$15.82
Income from investment operations:
Net investment income (1)	0.28		0.24	0.22	0.25	(2)	0.24
Net realized and unrealized gain (loss)	0.98		(0.44)	(0.18)	0.54		(0.09)
Total from investment operations	1.26		(0.20)	0.04	0.79		0.15
Distributions from:
Net investment income	(0.29)		(0.25)	(0.22)	(0.26)		(0.24)
Net realized gain	—		—	(0.05)	—		—
Total distributions	(0.29)		(0.25)	(0.27)	(0.26)		(0.24)
Total increase (decrease) in net asset value	0.97		(0.45)	(0.23)	0.53		(0.09)
Net asset value, ending	$16.55		$15.58	$16.03	$16.26		$15.73
Total return (3)	8.19%		(1.25%)	0.27%	5.05%		0.95%
Ratios to average net assets: (4)
Total expenses	1.59%		1.63%	1.78%	1.84%		1.91%
Net expenses	1.56%		1.63%	1.78%	1.81%		1.91%
Net investment income	1.79%		1.52%	1.40%	1.59%	(2)	1.51%
Portfolio turnover	75%	(5)	83%	99%	154%		241%
Net assets, ending (in thousands)	$15,343		$21,939	$26,631	$32,349		$32,626

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(5) Includes the effect of To-Be-Announced (TBA) transactions.
See notes to financial statements.

66 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019		2018	2017	2016		2015
Net asset value, beginning	$15.72		$16.15	$16.38	$15.85		$15.94
Income from investment operations:
Net investment income (1)	0.45		0.42	0.42	0.46	(2)	0.47
Net realized and unrealized gain (loss)	0.99		(0.45)	(0.17)	0.53		(0.09)
Total from investment operations	1.44		(0.03)	0.25	0.99		0.38
Distributions from:
Net investment income	(0.46)		(0.40)	(0.43)	(0.46)		(0.47)
Net realized gain	—		—	(0.05)	—		—
Total distributions	(0.46)		(0.40)	(0.48)	(0.46)		(0.47)
Total increase (decrease) in net asset value	0.98		(0.43)	(0.23)	0.53		(0.09)
Net asset value, ending	$16.70		$15.72	$16.15	$16.38		$15.85
Total return (3)	9.30%		(0.15%)	1.54%	6.35%		2.36%
Ratios to average net assets: (4)
Total expenses	0.58%		0.63%	0.54%	0.54%		0.51%
Net expenses	0.53%		0.53%	0.52%	0.53%		0.51%
Net investment income	2.81%		2.64%	2.64%	2.86%	(2)	2.91%
Portfolio turnover	75%	(5)	83%	99%	154%		241%
Net assets, ending (in thousands)	$1,144,805		$692,822	$500,510	$355,017		$328,690

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(5) Includes the effect of To-Be-Announced (TBA) transactions.
See notes to financial statements.

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CALVERT BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30, 2019		Period Ended September 30, 2018 (1)
CLASS R6 SHARES
Net asset value, beginning	$15.71		$16.17
Income from investment operations:
Net investment income (2)	0.46		0.42
Net realized and unrealized gain (loss)	0.99		(0.46)
Total from investment operations	1.45		(0.04)
Distributions from:
Net investment income	(0.47)		(0.42)
Total distributions	(0.47)		(0.42)
Total increase (decrease) in net asset value	0.98		(0.46)
Net asset value, ending	$16.69		$15.71
Total return (3)	9.31%		(0.27%)	(4)
Ratios to average net assets: (5)
Total expenses	0.51%		0.56%	(6)
Net expenses	0.48%		0.53%	(6)
Net investment income	2.84%		2.64%	(6)
Portfolio turnover	75%	(7)	83%	(8)
Net assets, ending (in thousands)	$252,225		$133,417

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
(7) Includes the effect of To-Be-Announced (TBA) transactions.
(8) For the year ended September 30, 2018.
See notes to financial statements.

68 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$49.18	$43.31	$41.38	$47.79		$50.33
Income from investment operations:
Net investment income (1)	0.05	0.04	0.06	0.11	(2)	0.10
Net realized and unrealized gain	8.36	9.31	6.03	3.74		2.20
Total from investment operations	8.41	9.35	6.09	3.85		2.30
Distributions from:
Net investment income	(0.01)	(0.05)	(0.06)	(0.13)		(0.02)
Net realized gain	(3.64)	(3.43)	(4.10)	(10.13)		(4.82)
Total distributions	(3.65)	(3.48)	(4.16)	(10.26)		(4.84)
Total increase (decrease) in net asset value	4.76	5.87	1.93	(6.41)		(2.54)
Net asset value, ending	$53.94	$49.18	$43.31	$41.38		$47.79
Total return (3)	18.72%	22.66%	16.39%	8.57%		4.57%
Ratios to average net assets: (4)
Total expenses	1.00%	1.01%	1.06%	1.10%		1.13%
Net expenses	0.99%	1.01%	1.06%	1.08%		1.12%
Net investment income	0.11%	0.08%	0.16%	0.27%	(2)	0.19%
Portfolio turnover	13%	18%	29%	44%		37%
Net assets, ending (in thousands)	$1,598,391	$1,291,870	$1,220,685	$1,385,988		$1,328,913

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$28.80	$26.84	$27.35	$34.98		$38.31
Income from investment operations:
Net investment loss (1)	(0.17)	(0.18)	(0.15)	(0.14)	(2)	(0.20)
Net realized and unrealized gain	4.57	5.57	3.74	2.67		1.69
Total from investment operations	4.40	5.39	3.59	2.53		1.49
Distributions from:
Net investment income	—	—	—	(0.03)		—
Net realized gain	(3.53)	(3.43)	(4.10)	(10.13)		(4.82)
Total distributions	(3.53)	(3.43)	(4.10)	(10.16)		(4.82)
Total increase (decrease) in net asset value	0.87	1.96	(0.51)	(7.63)		(3.33)
Net asset value, ending	$29.67	$28.80	$26.84	$27.35		$34.98
Total return (3)	17.82%	21.75%	15.48%	7.73%		3.82%
Ratios to average net assets: (4)
Total expenses	1.75%	1.76%	1.83%	1.87%		1.87%
Net expenses	1.75%	1.76%	1.83%	1.85%		1.86%
Net investment loss	(0.64%)	(0.67%)	(0.60%)	(0.50%)	(2)	(0.54%)
Portfolio turnover	13%	18%	29%	44%		37%
Net assets, ending (in thousands)	$100,276	$155,419	$152,561	$178,719		$169,649

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

70 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

CALVERT EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$56.68	$49.44	$46.68	$52.65		$54.90
Income from investment operations:
Net investment income (1)	0.21	0.20	0.25	0.32	(2)	0.38
Net realized and unrealized gain	9.76	10.69	6.88	4.14		2.38
Total from investment operations	9.97	10.89	7.13	4.46		2.76
Distributions from:
Net investment income	(0.12)	(0.22)	(0.27)	(0.30)		(0.19)
Net realized gain	(3.64)	(3.43)	(4.10)	(10.13)		(4.82)
Total distributions	(3.76)	(3.65)	(4.37)	(10.43)		(5.01)
Total increase (decrease) in net asset value	6.21	7.24	2.76	(5.97)		(2.25)
Net asset value, ending	$62.89	$56.68	$49.44	$46.68		$52.65
Total return (3)	19.05%	23.06%	16.85%	9.01%		5.06%
Ratios to average net assets: (4)
Total expenses	0.75%	0.76%	0.69%	0.69%		0.64%
Net expenses	0.72%	0.70%	0.67%	0.67%		0.63%
Net investment income	0.37%	0.38%	0.54%	0.68%	(2)	0.69%
Portfolio turnover	13%	18%	29%	44%		37%
Net assets, ending (in thousands)	$1,540,337	$963,446	$550,055	$472,583		$567,954

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30, 2019	Period Ended September 30, 2018 (1)
CLASS R6 SHARES
Net asset value, beginning	$56.65	$49.74
Income from investment operations:
Net investment income (2)	0.23	0.17
Net realized and unrealized gain	9.74	10.42
Total from investment operations	9.97	10.59
Distributions from:
Net investment income	(0.18)	(0.25)
Net realized gain	(3.64)	(3.43)
Total distributions	(3.82)	(3.68)
Total increase in net asset value	6.15	6.91
Net asset value, ending	$62.80	$56.65
Total return (3)	19.12%	22.30%	(4)
Ratios to average net assets: (5)
Total expenses	0.68%	0.68%	(6)
Net expenses	0.67%	0.68%	(6)
Net investment income	0.37%	0.31%	(6)
Portfolio turnover	13%	18%	(7)
Net assets, ending (in thousands)	$58,035	$843

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
(7) For the year ended September 30, 2018.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Balanced Fund (Balanced), Calvert Bond Fund (Bond) and Calvert Equity Fund (Equity) (each a Fund and collectively, the Funds) are diversified series of Calvert Social Investment Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Balanced is to seek to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity. The investment objective of Bond is to seek to provide as high a level of current income as is consistent with preservation of capital through investment in bonds and other debt securities. The investment objective of Equity is to seek growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.
Each Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Funds’ prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

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Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Venture Capital Securities. Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income, options-pricing or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow model. Examples of the cost approach are replacement cost, salvage value, or net asset value. The options-pricing method treats common stock and preferred stock as call options on the enterprise value with strike price based on the preferred stock liquidation preference. Venture capital limited partnership interests are valued at the fair value reported by the general partner of the partnership, adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In some cases, adjustments may be made to account for daily pricing of material public holdings within the partnership.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Funds’ adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.

74 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

The following tables summarize the market value of each of the Funds’ holdings as of September 30, 2019, based on the inputs used to value them:
BALANCED

Assets	Level 1		Level 2	Level 3(1)	Total
Common Stocks	$478,950,196	(2)	$—	$—	$478,950,196
Common Stocks - Venture Capital	—		—	1,815,463	1,815,463
Corporate Bonds	—		132,495,969	—	132,495,969
Asset-Backed Securities	—		64,929,918	—	64,929,918
U.S. Treasury Obligations	—		50,283,509	—	50,283,509
Collateralized Mortgage-Backed Obligations	—		28,120,550	—	28,120,550
Commercial Mortgage-Backed Securities	—		10,268,578	—	10,268,578
Taxable Municipal Obligations	—		6,342,768	—	6,342,768
High Social Impact Investments	—		5,128,661	—	5,128,661
U.S. Government Agency Mortgage-Backed Securities	—		12,611,352	—	12,611,352
Sovereign Government Bonds	—		564,906	—	564,906
U.S. Government Agencies and Instrumentalities	—		3,428,907	—	3,428,907
Preferred Stocks - Venture Capital	—		—	678,903	678,903
Venture Capital Limited Partnership Interests	—		—	544,791	544,791
Venture Capital Debt Obligations	—		—	32,887	32,887
Convertible Bonds	—		251,341	—	251,341
Floating Rate Loans	—		5,230,254	6,078	5,236,332
Commercial Paper	—		8,298,069	—	8,298,069
Short Term Investment of Cash Collateral for Securities Loaned	3,953,742		—	—	3,953,742
Total Investments	$482,903,938		$327,954,782	$3,078,122	$813,936,842
Futures Contracts	$169,193		$—	$—	$169,193
Total	$483,073,131		$327,954,782	$3,078,122	$814,106,035
Liabilities
Futures Contracts	$(329,320)		$—	$—	$(329,320)

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments. Venture Capital is not included in this category.

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BOND

Assets	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$675,535,785	$—	$675,535,785
U.S. Treasury Obligations	—	328,712,743	—	328,712,743
Asset-Backed Securities	—	314,368,604	—	314,368,604
Collateralized Mortgage-Backed Obligations	—	140,904,307	—	140,904,307
Commercial Mortgage-Backed Securities	—	38,701,410	—	38,701,410
Taxable Municipal Obligations	—	25,499,892	—	25,499,892
U.S. Government Agency Mortgage-Backed Securities	—	73,044,720	—	73,044,720
High Social Impact Investments	—	6,163,481	—	6,163,481
Sovereign Government Bonds	—	7,971,118	—	7,971,118
U.S. Government Agencies and Instrumentalities	—	18,978,124	—	18,978,124
Floating Rate Loans	—	25,072,406	7,598	25,080,004
Commercial Paper	—	77,978,055	—	77,978,055
Short Term Investment of Cash Collateral for Securities Loaned	8,784,895	—	—	8,784,895
Total Investments	$8,784,895	$1,732,930,645	$7,598	$1,741,723,138
Futures Contracts	$327,864	$—	$—	$327,864
Total	$9,112,759	$1,732,930,645	$7,598	$1,742,051,002
Liabilities
Futures Contracts	$(1,572,837)	$—	$—	$(1,572,837)

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
EQUITY

Assets	Level 1		Level 2	Level 3(1)	Total
Common Stocks	$3,115,936,699	(2)	$—	$—	$3,115,936,699
Common Stocks - Venture Capital	—		—	450,989	450,989
Preferred Stocks - Venture Capital	—		—	3,715,639	3,715,639
Venture Capital Limited Partnership Interests	—		—	17,064,241	17,064,241
Venture Capital Debt Obligations	—		—	943,477	943,477
High Social Impact Investments	—		14,023,621	—	14,023,621
Total Investments	$3,115,936,699		$14,023,621	$22,174,346	$3,152,134,666

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments. Venture Capital is not included in this category.
For each Fund, Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Funds may earn certain fees in connection with their investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments

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to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of each Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statements of Operations, are not allocated to Class R6 shares.
D. Foreign Currency Transactions: The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Floating Rate Loans: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Funds purchase assignments from lenders, they acquire direct rights against the borrower of the loan. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Funds generally have no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F. Futures Contracts: The Funds may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds’ ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
G. Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of each Fund’s Schedule of Investments.
H. Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are declared daily and paid monthly by Bond, quarterly by Balanced and annually by Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
I. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund

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shareholders or former shareholders. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
K. Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Each Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
L. When-Issued Securities and Delayed Delivery Transactions: The Funds may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment may be closed by entering into an offsetting commitment or delivery of securities. The Funds will realize a gain or loss on investments based on the price established when the Funds entered into the commitment.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to each Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the following annual rates of each respective Fund’s average daily net assets:
BALANCED

Up to and including $500 Million	0.410%
Over $500 Million up to and including $1 Billion	0.385%
Over $1 Billion	0.350%
BOND

Up to and including $1 Billion	0.300% (0.350% prior to February 1, 2019)
Over $1 Billion	0.290% (0.325% prior to February 1, 2019)
EQUITY

Up to and including $2 Billion	0.500%
Over $2 Billion up to and including $3 Billion	0.425%
Over $3 Billion	0.375%
For the year ended September 30, 2019, the investment advisory fee for Balanced, Bond and Equity amounted to $2,985,271, $4,223,270 and $12,754,851, respectively, or 0.40%, 0.31% and 0.48%, respectively, of each Fund’s average daily net assets.
Atlanta Capital Management Company, LLC, an affiliate of CRM, provides sub-advisory services to Equity pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.

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CRM has agreed to reimburse the Funds’ operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed, as a percentage of such class’ average daily net assets, the following amounts:

	Class A	Class C	Class I	Class R6
BALANCED	0.93%	1.68%	0.68%	0.64%
BOND	0.73%	1.53%	0.53%	0.46%
EQUITY	0.99%	1.74%	0.74%	0.67%
Prior to February 1, 2019, CRM had agreed to reimburse the Funds’ total annual operating expenses (as described above) to the extent that they exceeded, as a percentage of such class’ average daily net assets, the following amounts:

	Class A	Class C	Class I	Class R6
BALANCED	0.94%	1.69%	0.62%	—
BOND	0.88%	1.63%	0.53%	0.53%
EQUITY	1.07%	1.82%	0.70%	0.70%
The expense reimbursement agreements with CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $200,889, $557,052 and $273,903 for Balanced, Bond and Equity, respectively.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Funds. The fee is computed at an annual rate of 0.12% of each Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $891,513, $1,628,972 and $3,181,652 for Balanced, Bond and Equity, respectively.
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds’ principal underwriter, a distribution and service fee at a rate per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fee rates for Class A shares are as follows:

	Balanced	Bond	Equity
Class A Plan	0% up to $30 million, 0.25% over $30 million	0.20%	0.25%
Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts.
Distribution and service fees for Balanced, Bond and Equity paid or accrued for the year ended September 30, 2019 amounted to $1,367,123, $533,231 and $3,535,299, respectively, for Class A shares and $535,257, $171,386 and $1,122,430, respectively, for Class C shares.
The Funds were informed that EVD received $140,714, $59,589 and $200,632 for Balanced, Bond and Equity, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2019. The Funds were also informed that EVD received $9,862, $780 and $4,846 for Balanced, Bond and Equity, respectively, of contingent deferred sales charges paid by each Fund’s shareholders for the same period.
EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $161,971, $70,981 and $276,585 for Balanced, Bond and Equity, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
During the year ended September 30, 2019, CRM reimbursed Bond $4,894 for a net realized loss due to a trading error. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.

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Each Trustee of the Funds who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Trustees. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds’ assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Funds who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, each Fund’s allocated portion of such expense and reimbursement was $18,124, $32,973 and $63,488 for Balanced, Bond and Equity, respectively, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statements of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities and including maturities, paydowns, principal repayments on floating rate loans and TBA transactions, were as follows:

	BALANCED	BOND	EQUITY
Purchases
U.S. Government and Agency Securities	$134,696,729	$670,448,276	$—
Non-U.S. Government and Agency Securities	398,777,759	714,917,810	696,860,111
Total Purchases	$533,474,488	$1,385,366,086	$696,860,111
Sales
U.S. Government and Agency Securities	$101,201,792	$418,033,020	$—
Non-U.S. Government and Agency Securities	404,311,627	502,196,314	340,637,008
Total Sales	$505,513,419	$920,229,334	$340,637,008
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

Year Ended September 30, 2019
	BALANCED	BOND	EQUITY
Ordinary income	$15,962,905	$38,000,832	$8,387,414
Long-term capital gains	18,266,501	—	172,248,190

Year Ended September 30, 2018
	BALANCED	BOND	EQUITY
Ordinary income	$24,303,596	$25,310,421	$4,671,559
Long-term capital gains	29,343,052	—	164,673,415
During the year ended September 30, 2019, the following amounts were reclassified due to the Funds’ use of equalization accounting. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.

	BALANCED	BOND	EQUITY
Change in:
Paid-in capital	$1,030,074	$1,577,513	$11,066,514
Distributable earnings	(1,030,074)	(1,577,513)	(11,066,514)

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These reclassifications had no effect on the net assets or net asset value per share of the Funds.
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	BALANCED	BOND	EQUITY
Undistributed ordinary income	$2,649,954	$5,441,879	$7,808,086
Undistributed long-term capital gains	15,946,158	8,400,091	93,967,320
Deferred capital losses	—	—	(243,764)
Net unrealized appreciation (depreciation)	90,070,629	49,107,348	1,231,316,856
Distributions payable	—	(377,594)	—
At September 30, 2019, Equity, for federal income tax purposes, had deferred capital losses of $243,764 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2019, $167,904 are short-term and $75,860 are long term. Equity’s use of net capital losses acquired from a reorganization, which amounted to $243,764 at September 30, 2019, may be limited under certain tax provisions.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Funds at September 30, 2019, as determined on a federal income tax basis, were as follows:

	BALANCED	BOND	EQUITY
Aggregate cost	$723,866,203	$1,692,615,790	$1,920,816,551
Gross unrealized appreciation	$101,219,865	$51,043,412	$1,237,981,724
Gross unrealized depreciation	(11,149,226)	(1,936,064)	(6,663,609)
Net unrealized appreciation (depreciation)	$90,070,639	$49,107,348	$1,231,318,115
NOTE 5 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2019 is included in Balanced’s and Bond’s Schedule of Investments. During the year ended September 30, 2019, Balanced and Bond used futures contracts to hedge against fluctuations in interest rates and to manage overall duration.
At September 30, 2019, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
BALANCED

Derivative	Assets		Liabilities
Futures contracts	$169,193	(1)	($329,320)	(1)

(1) Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
BOND

Derivative	Assets		Liabilities
Futures contracts	$327,864	(1)	($1,572,837)	(1)

(1) Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
At September 30, 2019, Equity did not have any open derivative instruments.

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2019 was as follows:
BALANCED

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	$3,453,786	$29,756
BOND

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	$18,774,318	$667,879
The average notional cost of futures contracts outstanding during the year ended September 30, 2019 was approximately as follows:

	BALANCED	BOND
Futures contracts – long	$34,087,000	$217,816,000
Futures contracts – short	$7,567,000	$8,160,000
NOTE 6 — SECURITIES LENDING
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Funds on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Funds and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of a Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan, including accrued interest, and the total value of collateral received were as follows:

	Balanced	Bond	Equity
Securities on Loan	$5,529,189	$8,623,997	$311,637
Collateral Received:
Cash	$3,953,742	$8,784,895	$—
U.S. government and/or agencies securities	1,658,220	—	314,483
Total Collateral Received	$5,611,962	$8,784,895	$314,483

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The following tables provide a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

BALANCED
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,321,847	$—	$—	$—	$2,321,847
Corporate Bonds	3,290,115	—	—	—	3,290,115
Total	$5,611,962	$—	$—	$—	$5,611,962

BOND
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$8,784,895	$—	$—	$—	$8,784,895

EQUITY
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$314,483	$—	$—	$—	$314,483
The carrying amounts of the liabilities for deposits for securities loaned at September 30, 2019 approximated their fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 7 — LINE OF CREDIT
The Funds participate with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. Equity had no borrowings pursuant to this line of credit during the year ended September 30, 2019. Balanced and Bond did not have any significant borrowings or allocated fees during the year ended September 30, 2019 and no borrowings outstanding at September 30, 2019.
Effective at the close of business on October 28, 2019, the Funds and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Funds participate with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.
NOTE 8 — AFFILIATED COMPANIES
The Funds have invested a portion of their assets designated for high social impact investments in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC), formerly the Calvert Social Investment Foundation, pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). The Calvert funds first obtained an exemptive order for these investments in 1998. At that time, there was a significant overlap between the Fund Board members and CIC Board members as well as certain other affiliations between CIC and affiliates of the Funds’ investment adviser. In connection with the appointment of CRM as the Funds’ investment adviser, the Calvert funds filed a request for a new exemptive order from the SEC to permit additional investments in the Notes. On October 28, 2019, the SEC issued the requested new exemptive order, allowing the Funds to make additional investments in the Notes. While the overlap between the Fund Board members and CIC Board members

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generally has decreased since the original order was granted, certain potential points of affiliation between the Funds and CIC remain. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Funds) serves on the CIC Board, along with two members of the Advisory Council to the Fund Board and a second officer of CRM. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board and a member of the Advisory Council to the Fund Board serves as a director emerita on the CIC Board.
In addition to the Notes, a Fund may also invest in companies that are considered affiliated companies because the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares of the company, or the company is under common ownership or control with the Fund. At September 30, 2019, the value of each Fund’s investment in the Notes and affiliated companies was $4,261,090, $5,060,480 and $10,776,566 for Balanced, Bond and Equity, respectively, which represents 0.52%, 0.30% and 0.33% of net assets for Balanced, Bond and Equity, respectively. Transactions in the Notes and affiliated companies by the Funds for the year ended September 30, 2019 were as follows:

BALANCED

Name of Issuer	Value, beginning of period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of period	Interest Income	Capital Gain Distributions Received	Principal Amount, end of period
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$4,106,026	$—	$—	$—	$138,069	$4,244,095	$80,000	$—	$4,266,666
GEEMF Partners LP(1)(2)(3)	18,482	—	—	—	(1,487)	16,995	—	—	—
TOTALS				$—	$136,582	$4,261,090	$80,000	$—

(1) Restricted security.
(2) Non-income producing security.
(3) For fair value measurement disclosure purposes, security is categorized as Level 3.

BOND
Name of Issuer	Value, beginning of period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of period	Interest Income	Capital Gain Distributions Received	Principal Amount, end of period
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$4,895,852	$—	$—	$—	$164,628	$5,060,480	$76,311	$—	$5,087,392

(1) Restricted security.

EQUITY
Name of Issuer	Value, beginning of period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of period	Interest Income	Capital Gain Distributions Received	Principal Amount, end of period
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$10,425,981	$—	$—	$—	$350,585	$10,776,566	$162,508	$—	$10,833,877

(1) Restricted security.

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NOTE 9 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

BALANCED	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,865,904	$60,147,297	1,232,292	$39,847,094
Reinvestment of distributions	814,777	25,453,894	1,283,609	40,711,883
Shares redeemed	(2,154,847)	(69,467,552)	(2,135,079)	(68,954,544)
Converted from Class C	311,077	9,580,124	—	—
Net increase	836,911	$25,713,763	380,822	$11,604,433

Class C
Shares sold	355,676	$11,047,013	236,651	$7,394,031
Reinvestment of distributions	74,007	2,218,170	130,517	4,007,059
Shares redeemed	(367,152)	(11,365,290)	(411,123)	(12,871,452)
Converted to Class A	(321,943)	(9,580,124)	—	—
Net decrease	(259,412)	($7,680,231)	(43,955)	($1,470,362)

Class I
Shares sold	1,642,045	$54,737,017	906,024	$29,804,889
Reinvestment of distributions	151,627	4,849,789	186,459	6,023,778
Shares redeemed	(720,682)	(23,668,848)	(538,534)	(17,823,980)
Converted from Class Y	—	—	931,356	31,845,199
Net increase	1,072,990	$35,917,958	1,485,305	$49,849,886

Class R6 (1)
Shares sold	6,583	$228,286	—	$—
Reinvestment of distributions	27	939	—	—
Shares redeemed	(21)	(737)	—	—
Net increase	6,589	$228,488	—	$—

Class Y (2)
Shares sold	—	$—	107,268	$3,579,531
Shares redeemed	—	—	(64,654)	(2,159,025)
Converted to Class I	—	—	(939,567)	(31,845,199)
Net decrease	—	$—	(896,953)	($30,424,693)

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

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BOND	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,276,946	$84,824,770	3,010,446	$47,919,869
Reinvestment of distributions	402,903	6,487,626	355,776	5,646,223
Shares redeemed	(4,620,300)	(74,031,503)	(4,766,798)	(75,706,683)
Converted from Class C	352,472	5,586,284	—	—
Net increase (decrease)	1,412,021	$22,867,177	(1,400,576)	($22,140,591)

Class C
Shares sold	167,759	$2,686,003	159,666	$2,527,749
Reinvestment of distributions	17,161	273,126	21,681	341,665
Shares redeemed	(310,875)	(4,914,120)	(434,491)	(6,852,230)
Converted to Class A	(355,133)	(5,586,284)	—	—
Net decrease	(481,088)	($7,541,275)	(253,144)	($3,982,816)

Class I
Shares sold	43,020,418	$690,624,502	21,588,320	$343,116,106
Reinvestment of distributions	1,452,017	23,497,972	860,189	13,652,209
Shares redeemed	(19,995,464)	(322,601,114)	(18,809,506)	(301,537,775)
Converted from Class Y	—	—	9,451,082	152,730,431
Net increase	24,476,971	$391,521,360	13,090,085	$207,960,971

Class R6
Shares sold	13,695,226	$222,608,619	9,592,682(1)	$154,573,829(1)
Reinvestment of distributions	211,903	3,412,318	196,074(1)	3,109,189(1)
Shares redeemed	(7,283,233)	(116,331,668)	(1,296,057)(1)	(20,569,906)(1)
Net increase	6,623,896	$109,689,269	8,492,699	$137,113,112

Class Y (2)
Shares sold	—	$—	909,077	$14,783,784
Reinvestment of distributions	—	—	33,027	535,470
Shares redeemed	—	—	(266,596)	(4,333,894)
Converted to Class I	—	—	(9,394,113)	(152,730,431)
Net decrease	—	$—	(8,718,605)	($141,745,071)

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

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EQUITY	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,520,124	$317,815,646	1,791,118	$81,264,058
Reinvestment of distributions	2,005,932	88,943,024	2,029,346	87,647,447
Shares redeemed	(6,446,073)	(317,884,466)	(5,734,299)	(259,977,751)
Converted from Class C	1,283,886	56,593,514	—	—
Net increase (decrease)	3,363,869	$145,467,718	(1,913,835)	($91,066,246)

Class C
Shares sold	747,684	$20,389,255	380,163	$10,186,970
Reinvestment of distributions	695,257	17,068,549	666,260	16,949,642
Shares redeemed	(1,137,627)	(30,540,399)	(1,334,221)	(35,897,758)
Converted to Class A	(2,322,116)	(56,593,514)	—	—
Net decrease	(2,016,802)	($49,676,109)	(287,798)	($8,761,146)

Class I
Shares sold	13,952,047	$812,619,838	6,856,641	$356,188,895
Reinvestment of distributions	1,020,585	52,651,989	974,140	48,356,291
Shares redeemed	(7,476,858)	(421,374,510)	(6,112,228)	(321,026,489)
Converted from Class Y	—	—	4,152,351	218,358,843
Net increase	7,495,774	$443,897,317	5,870,904	$301,877,540

Class R6
Shares sold	946,201	$56,727,582	15,220(1)	$809,551(1)
Reinvestment of distributions	1,431	73,704	15(1)	739(1)
Shares redeemed	(38,368)	(2,338,585)	(360)(1)	(20,328)(1)
Net increase	909,264	$54,462,701	14,875	$789,962

Class Y (2)
Shares sold	—	$—	199,290	$9,214,232
Shares redeemed	—	—	(343,197)	(15,774,929)
Converted to Class I	—	—	(4,598,451)	(218,358,843)
Net decrease	—	$—	(4,742,358)	($224,919,540)

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
NOTE 10 — CAPITAL COMMITMENTS
In connection with certain venture capital and/or limited partnership investments, Balanced and Equity are committed to future capital calls, which will increase each Fund’s investment in these securities. The aggregate amount of the future capital commitments totaled $77,288 and $1,376,212 for Balanced and Equity, respectively, at September 30, 2019. Balanced and Equity had sufficient cash and/or securities to cover these commitments.

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Balanced’s unfunded capital commitments by investment at September 30, 2019 were as follows:

Name of Investment	Unfunded Commitment at 9/30/19
First Analysis Private Equity Fund IV LP	$60,000
Learn Capital Venture Partners III LP	$17,288
Total	$77,288

Equity’s unfunded capital commitments by investment at September 30, 2019 were as follows:

Name of Investment	Unfunded Commitment at 9/30/19
Accion Frontier Inclusion Fund LP	$214,781
Adobe Capital Social Mezzanine Fund I LP	$36,333
Africa Renewable Energy Fund LP	$8,437
Arborview Capital Partners LP	$73,623
Blackstone Clean Technology Partners LP	$3,170
Bridges Ventures US Sustainable Growth Fund LP	$261,174
China Environment Fund III LP	$1,205
Core Innovations Capital I LP	$51,766
Cross Culture Ventures I LP	$82,584
DBL Partners III LP	$288,360
First Analysis Private Equity Fund V LP	$18,302
Impact Ventures II LP	$9,632
LeapFrog Financial Inclusion Fund	$78,436
New Markets Education Partners LP	$64,500
New Markets Venture Partners II LP	$25,000
Owl Ventures LP	$55,000
Westly Capital Partners Fund II LP	$103,909
Total	$1,376,212

88 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
Calvert Social Investment Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Calvert Balanced Fund, Calvert Bond Fund and Calvert Equity Fund (collectively, the Funds), each a series of Calvert Social Investment Fund, including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

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FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, dividends received deduction for corporations and capital gains dividends.
Qualified Business Income. For the fiscal year ended September 30, 2019, Balanced designates $332,778, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.
Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Funds designate the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:

Balanced Fund	$6,288,502
Equity Fund	$22,422,119
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For each Fund’s fiscal 2019 ordinary income dividends, the following qualifies for the corporate dividends received deduction:

Balanced Fund	39.97%
Equity Fund	100.00%
Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2019, the following amounts or, if subsequently determined to be different, the net capital gain of such year:

Balanced Fund	$21,792,703
Bond Fund	$9,384,264
Equity Fund	$127,544,143

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MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of Calvert Social Investment Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Trustee	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Trustee	1982
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Trustee	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Trustee	1990	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Trustee	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

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Principal Officers who are not Trustees
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Funds because of his positions with the Funds’ adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

92 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT SOCIAL INVESTMENT FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Calvert Equity Fund - Investment Sub-Adviser Atlanta Capital Management Company, LLC 1075 Peachtree Street, Suite 2100 Atlanta, GA 30309	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24203 9.30.19

Calvert Asset Allocation Funds Conservative Allocation Fund • Moderate Allocation Fund Growth Allocation Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Funds electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE OF CONTENTS

2	Management’s Discussion of Fund Performance
Performance and Fund Profile
4	Conservative Allocation Fund
6	Moderate Allocation Fund
8	Growth Allocation Fund
10	Endnotes and Additional Disclosures
11	Fund Expenses
13	Financial Statements
50	Report of Independent Registered Public Accounting Firm
51	Federal Tax Information
52	Management and Organization
54	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
In the midst of a yearlong U.S.-China trade war and slowing economic growth worldwide, U.S. stocks delivered mixed returns during the 12-month period ended September 30, 2019.
U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S. With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the job market was robust during the period with the U.S. unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.
The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
For the period, the blue-chip Dow Jones Industrial Average®2 returned 4.21%; while the S&P 500® Index, representing the broader U.S. equity market, returned 4.25%. The Nasdaq Composite Index returned 0.52% during the period.
Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed small-caps, as measured by the Russell 2000® Index. Value stocks outpaced growth stocks during the period, as measured by the Russell growth and value indexes.
On the fixed-income side, investors witnessed a dramatic turnaround in bond markets. The rising interest-rate environment at the beginning of the period gave way to a falling interest-rate climate against the backdrop of multiple domestic and international uncertainties.
As 2018 came to a close, investors became increasingly concerned about the growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December

2018 rate hike, the Fed lowered its number of projected interest-rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.
Overall, U.S. bond markets performed well, with the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returning 10.30% during the period. U.S. investment-grade corporate bonds were among the best-performing bond asset classes during the period, with the Bloomberg Barclays U.S. Corporate Bond Index returning 13.00%.
Worries about slowing global growth, however, weighed on the high yield sector, one of the weaker fixed-income areas, with the ICE BofAML U.S. High Yield Index returning 6.30% during the period.
Fund Performance - Calvert Conservative Allocation Fund
For the 12-month period ended September 30, 2019, Calvert Conservative Allocation Fund (the Fund) returned 6.57% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, (the Index), which returned 10.30%; and underperforming its blended benchmark, which returned 7.59%.
The Conservative Allocation Blended Benchmark is an internally constructed benchmark comprising a blend of 25% Russell 3000® Index, 10% MSCI ACWI ex USA Investable Market Index, and 65% Bloomberg Barclays U.S. Aggregate Bond Index.
The Fund is a “fund-of-funds” that seeks to achieve its investment objectives by primarily allocating its assets among underlying Calvert fixed-income and equity funds. The Fund typically invests 50%-80% of its net assets in funds that invest primarily in fixed-income securities, and 20%-50% of its net assets in funds that invest primarily in equity securities. The Fund may also invest up to 10% of its net assets in cash and short-term money market instruments.
The Fund’s allocations to equities overall detracted from performance relative to the Index as equity markets generally underperformed the U.S. bond market during the period. However, the Fund’s allocations to U.S. large-cap stocks contributed to performance relative to the Index.
The Fund’s fixed-income allocations detracted from performance relative to the Index during the period. The Fund’s allocation to the Calvert Bond Fund lagged the Index, in part, because of that underlying fund’s relatively short duration.5

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE - continued

The Fund’s overweight exposure to Treasury Inflation Protected Securities (TIPS) detracted from performance relative to the Index as TIPS had weaker returns than similar duration U.S. Treasury issues.
The Fund’s use of derivatives, primarily its holdings of U.S. Treasury futures that provided exposure to declining interest rates, had a meaningful positive impact on performance.
Fund Performance - Calvert Moderate Allocation Fund
For the 12-month period ended September 30, 2019, Calvert Moderate Allocation Fund (the Fund) returned 4.44% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the Russell 3000® Index, (the Index), which returned 2.92%; and underperforming its blended benchmark, which returned 4.89%.
The Moderate Allocation Blended Benchmark is an internally constructed benchmark comprising a blend of 45% Russell 3000® Index, 20% MSCI ACWI ex USA Investable Market Index, and 35% Bloomberg Barclays U.S. Aggregate Bond Index.
The Fund is a “fund-of-funds” that seeks to achieve its investment objectives by primarily allocating its assets among underlying Calvert fixed-income and equity funds. The Fund typically invests 50%-80% of its net assets in funds that invest primarily in equity securities, and 20%-50% of its net assets in funds that invest primarily in fixed-income securities. The Fund may also invest up to 10% of its net assets in cash and short-term money market instruments.
The Fund’s allocation to fixed-income assets contributed to the Fund’s performance relative to the Index as interest rates declined and bond markets generally outperformed the Index during the period.
The Fund’s overweight exposure to Treasury Inflation Protected Securities (TIPS) detracted from performance relative to the Index as TIPS had weaker returns than similar duration U.S. Treasury issues.
The Fund’s allocation to non-U.S. equities, both developed and emerging markets, detracted from performance relative to the Index as those markets underperformed the Index.
The Fund’s use of derivatives, primarily its holdings of U.S. Treasury futures that provided exposure to declining interest rates, contributed to performance relative to the Index.
Fund Performance - Calvert Growth Allocation Fund
For the 12-month period ended September 30, 2019, Calvert Growth Allocation Fund (the Fund) returned 2.56% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Russell 3000® Index (the Index), which returned 2.92%; and outperforming its blended benchmark, which returned 2.38%.

The Growth Allocation Blended Benchmark is an internally constructed benchmark comprising a blend of 60% Russell 3000® Index, 30% MSCI ACWI ex USA Investable Market Index, and 10% Bloomberg Barclays U.S. Aggregate Bond Index.
The Fund is a “fund-of-funds” that seeks to achieve its investment objective by primarily allocating its assets among underlying Calvert fixed-income and equity funds. The Fund typically invests 80%-100% of its net assets in funds that invest primarily in equity securities, and up to 20% of its net assets in funds that invest primarily in fixed-income securities. The Fund may also invest up to 10% of its net assets in cash and short-term money market instruments.
The Fund’s allocation to non-U.S. equities in both developed and emerging markets detracted from performance relative to the Index as those markets underperformed the Index.
The Fund’s overweight exposure to Treasury Inflation Protected Securities (TIPS) detracted from performance relative to the Index as TIPS had weaker returns than similar duration U.S. Treasury issues.
The Fund’s use of derivatives, primarily its holdings of U.S. Treasury futures that provided exposure to declining interest rates, detracted slightly from performance relative to the Index.
The Fund’s allocation to fixed-income assets contributed to the Fund’s performance relative to the Index as interest rates declined and bond markets generally outperformed the Index during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 3

CALVERT CONSERVATIVE ALLOCATION FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Dan R. Strelow, CFA, CIPM and Justin H. Bourgette, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/29/2005	04/29/2005	6.57%	5.16%	6.37%
Class A with 4.75% Maximum Sales Charge	—	—	1.51	4.14	5.86
Class C at NAV	04/29/2005	04/29/2005	5.77	4.32	5.37
Class C with 1% Maximum Sales Charge	—	—	4.77	4.32	5.37
Class I at NAV	05/20/2016	04/29/2005	6.89	5.40	6.49

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	10.30%	3.38%	3.75%
Conservative Allocation Blended Benchmark	—	—	7.59	5.28	6.35

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.96%	1.71%	0.71%

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$16,874	N.A.
Class I	$250,000	09/30/2009	$469,159	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

4 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

CALVERT CONSERVATIVE ALLOCATION FUND
FUND PROFILE

ASSET ALLOCATION (% of total investments)

Fixed-Income Funds	58.7%
Domestic Equity Funds	24.2%
International and Global Equity Funds	9.6%
U.S. Treasury Obligations	7.5%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 5

CALVERT MODERATE ALLOCATION FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Dan R. Strelow, CFA, CIPM and Justin H. Bourgette, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/29/2005	4/29/2005	4.44%	6.51%	7.84%
Class A with 4.75% Maximum Sales Charge	—	—	-0.55	5.48	7.31
Class C at NAV	04/29/2005	4/29/2005	3.68	5.72	7.03
Class C with 1% Maximum Sales Charge	—	—	2.70	5.72	7.03
Class I at NAV	05/20/2016	4/29/2005	4.69	6.75	7.96

Russell 3000® Index	—	—	2.92%	10.44%	13.07%
Moderate Allocation Blended Benchmark	—	—	4.89	6.66	8.32

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.91%	1.66%	0.66%

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$19,740	N.A.
Class I	$250,000	09/30/2009	$537,944	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

6 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

CALVERT MODERATE ALLOCATION FUND
FUND PROFILE

ASSET ALLOCATION (% of total investments)

Domestic Equity Funds	41.8%
Fixed-Income Funds	32.7%
International and Global Equity Funds	18.4%
U.S. Treasury Obligations	7.1%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 7

CALVERT GROWTH ALLOCATION FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Dan R. Strelow, CFA, CIPM and Justin H. Bourgette, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2005	06/30/2005	2.56%	7.58%	9.19%
Class A with 4.75% Maximum Sales Charge	—	—	-2.33	6.54	8.66
Class C at NAV	06/30/2005	06/30/2005	1.80	6.67	8.06
Class C with 1% Maximum Sales Charge	—	—	0.84	6.67	8.06
Class I at NAV	05/20/2016	06/30/2005	2.84	7.82	9.31

Russell 3000® Index	—	—	2.92%	10.44%	13.07%
Growth Allocation Blended Benchmark	—	—	2.38	7.60	9.70

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.98%	1.73%	0.73%
Net			0.89	1.64	0.64

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$21,709	N.A.
Class I	$250,000	09/30/2009	$608,932	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

8 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

CALVERT GROWTH ALLOCATION FUND
FUND PROFILE

ASSET ALLOCATION (% of total investments)

Domestic Equity Funds	60.3%
International and Global Equity Funds	30.0%
U.S. Treasury Obligations	4.9%
Fixed-Income Funds	4.8%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 9

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. MSCI ACWI ex USA Investable Market Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States, with comprehensive coverage of securities in those markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Conservative Allocation Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 25% Russell 3000® Index, 10% MSCI ACWI ex USA Investable Market Index and 65% Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly. The Moderate Allocation Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 45% Russell 3000® Index, 20% MSCI ACWI ex USA Investable Market Index and 35%

Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly. The Growth Allocation Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 3000® Index, 30% MSCI ACWI ex USA Investable Market Index and 10% Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement for Calvert Growth Allocation Fund that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]
Duration is a measure of the expected change in price of a bond - in percentage terms - given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profiles subject to change due to active management.

Important Notice to Shareholders
Effective June 24, 2019, the portfolio managers of each Fund are Dan R. Strelow and Justin H. Bourgette.
Effective August 2, 2019, the name of Calvert Growth Allocation Fund was changed from Calvert Aggressive Allocation Fund and the Fund’s blended benchmark was renamed Growth Allocation Blended Benchmark.

10 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

CALVERT CONSERVATIVE ALLOCATION FUND	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,045.50	$2.20	0.43%
Class C	$1,000.00	$1,041.60	$6.04	1.18%
Class I	$1,000.00	$1,046.80	$0.92	0.18%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.91	$2.18	0.43%
Class C	$1,000.00	$1,019.15	$5.97	1.18%
Class I	$1,000.00	$1,024.17	$0.91	0.18%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 11

CALVERT MODERATE ALLOCATION FUND	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,041.90	$2.10	0.41%
Class C	$1,000.00	$1,038.50	$5.93	1.16%
Class I	$1,000.00	$1,043.70	$0.82	0.16%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,023.01	$2.08	0.41%
Class C	$1,000.00	$1,019.25	$5.87	1.16%
Class I	$1,000.00	$1,024.27	$0.81	0.16%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

CALVERT GROWTH ALLOCATION FUND	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,042.50	$2.20**	0.43%
Class C	$1,000.00	$1,038.50	$6.03**	1.18%
Class I	$1,000.00	$1,043.80	$0.92**	0.18%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.91	$2.18**	0.43%
Class C	$1,000.00	$1,019.15	$5.97**	1.18%
Class I	$1,000.00	$1,024.17	$0.91**	0.18%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

12 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

CALVERT CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
MUTUAL FUNDS (1) - 92.5%
Equity Mutual Funds - 33.8%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6 (2)	120,417	3,311,467
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6 (2)	97,546	2,255,256
Calvert US Large-Cap Core Responsible Index Fund, Class R6	1,000,503	25,452,806
Calvert US Large-Cap Growth Responsible Index Fund, Class I	289,527	8,651,072
Calvert US Large-Cap Value Responsible Index Fund, Class I	530,313	12,478,256
Calvert US Mid-Cap Core Responsible Index Fund, Class I	39,949	1,080,209
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Equity Fund, Class R6	367,183	5,944,697
Calvert International Equity Fund, Class R6 (2)	312,613	6,077,200
Calvert International Opportunities Fund, Class R6 (2)	416,159	6,600,283
Calvert Mid-Cap Fund, Class I	39,437	1,626,757
		73,478,003

Fixed-Income Mutual Funds - 58.7%
Calvert Management Series:
Calvert Absolute Return Bond Fund, Class R6	1,230,616	18,508,464
Calvert Floating-Rate Advantage Fund, Class R6	1,513,024	14,706,589
Calvert Social Investment Fund:
Calvert Bond Fund, Class R6	3,939,788	65,755,067
The Calvert Fund:
Calvert Short Duration Income Fund, Class R6	401,384	6,518,473
Calvert Ultra-Short Duration Income Fund, Class R6	2,205,532	22,011,207
		127,499,800

Total Mutual Funds (Cost $191,324,823)		200,977,803

U.S. TREASURY OBLIGATIONS - 7.5%	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Inflation-Protected Bonds:
0.625%, 4/15/23 (3)	3,349,597	3,379,433
0.75%, 2/15/45 (3)	3,176,982	3,346,591
0.875%, 1/15/29 (3)(4)	5,409,503	5,753,453
U.S. Treasury Note, 2.375%, 3/15/21	3,837,000	3,871,623

Total U.S. Treasury Obligations (Cost $15,831,319)		16,351,100

TOTAL INVESTMENTS (Cost $207,156,142) - 100.0%		217,328,903
Other assets and liabilities, net - (0.0%) (5)		(25,224)
NET ASSETS - 100.0%		217,303,679

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 13

NOTES TO SCHEDULE OF INVESTMENTS
(1) Affiliated company.
(2) Non-income producing security.
(3) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(4) Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(5) Amount is less than (0.05)%.

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE/UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 2-Year Treasury Note	129	12/31/19	$27,799,500	($69,992)
U.S. 5-Year Treasury Note	73	12/31/19	8,697,836	(50,781)
U.S. 10-Year Treasury Note	81	12/19/19	10,555,313	(62,156)
U.S. Ultra 10-Year Treasury Note	38	12/19/19	5,411,438	10,026
U.S. Ultra-Long Treasury Bond	22	12/19/19	4,221,938	(86,162)
Total Long				($259,065)

See notes to financial statements.

14 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
MUTUAL FUNDS (1) - 92.9%
Equity Mutual Funds - 60.2%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6 (2)	295,886	8,136,866
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6 (2)	324,902	7,511,725
Calvert US Large-Cap Core Responsible Index Fund, Class R6	2,668,942	67,897,893
Calvert US Large-Cap Growth Responsible Index Fund, Class I	711,929	21,272,431
Calvert US Large-Cap Value Responsible Index Fund, Class I	1,357,751	31,947,872
Calvert US Mid-Cap Core Responsible Index Fund, Class I	150,609	4,072,471
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Equity Fund, Class R6	1,061,584	17,187,042
Calvert International Equity Fund, Class R6 (2)	802,040	15,591,660
Calvert International Opportunities Fund, Class R6 (2)	1,243,111	19,715,738
Calvert Mid-Cap Fund, Class I	79,383	3,274,531
		196,608,229

Fixed-Income Mutual Funds - 32.7%
Calvert Management Series:
Calvert Absolute Return Bond Fund, Class R6	1,366,454	20,551,473
Calvert Floating-Rate Advantage Fund, Class R6	1,354,132	13,162,164
Calvert Social Investment Fund:
Calvert Bond Fund, Class R6	2,221,533	37,077,389
The Calvert Fund:
Calvert Short Duration Income Fund, Class R6	558,727	9,073,724
Calvert Ultra-Short Duration Income Fund, Class R6	2,687,981	26,826,055
		106,690,805

Total Mutual Funds (Cost $280,993,696)		303,299,034

U.S. TREASURY OBLIGATIONS - 7.1%	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Inflation-Protected Bonds:
0.625%, 4/15/23 (3)	4,541,529	4,581,982
0.75%, 2/15/45 (3)	5,006,253	5,273,521
0.875%, 1/15/29 (3)(4)	6,913,272	7,352,835
U.S. Treasury Note, 2.375%, 3/15/21	6,076,000	6,130,826

Total U.S. Treasury Obligations (Cost $22,590,388)		23,339,164

TOTAL INVESTMENTS (Cost $303,584,084) - 100.0%		326,638,198
Other assets and liabilities, net - (0.0%) (5)		(143,327)
NET ASSETS - 100.0%		326,494,871

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 15

NOTES TO SCHEDULE OF INVESTMENTS
(1) Affiliated company.
(2) Non-income producing security.
(3) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(4) Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(5) Amount is less than (0.05)%.

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE/UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 2-Year Treasury Note	160	12/31/19	$34,480,000	($86,812)
U.S. 10-Year Treasury Note	111	12/19/19	14,464,688	(57,319)
U.S. Ultra 10-Year Treasury Note	15	12/19/19	2,136,094	3,958
Total Long				($140,173)
Short:
U.S. 5-Year Treasury Note	(9)	12/31/19	($1,072,336)	$6,248

See notes to financial statements.

16 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
MUTUAL FUNDS (1) - 95.2%
Equity Mutual Funds - 90.4%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6 (2)	221,356	6,087,303
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6 (2)	248,574	5,747,021
Calvert US Large-Cap Core Responsible Index Fund, Class R6	2,037,469	51,833,203
Calvert US Large-Cap Growth Responsible Index Fund, Class I	490,915	14,668,535
Calvert US Large-Cap Value Responsible Index Fund, Class I	885,915	20,845,592
Calvert US Mid-Cap Core Responsible Index Fund, Class I	90,170	2,438,184
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Equity Fund, Class R6	854,793	13,839,097
Calvert International Equity Fund, Class R6 (2)	716,195	13,922,830
Calvert International Opportunities Fund, Class R6 (2)	980,397	15,549,091
Calvert Mid-Cap Fund, Class I	69,342	2,860,367
		147,791,223

Fixed-Income Mutual Funds - 4.8%
Calvert Management Series:
Calvert Floating-Rate Advantage Fund, Class R6	337,824	3,283,653
Calvert Social Investment Fund:
Calvert Bond Fund, Class R6	270,631	4,516,834
The Calvert Fund:
Calvert Short Duration Income Fund, Class R6	458	7,435
		7,807,922

Total Mutual Funds (Cost $141,018,387)		155,599,145

U.S. TREASURY OBLIGATIONS - 4.9%	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Inflation-Protected Bonds:
0.625%, 4/15/23 (3)	1,481,136	1,494,329
0.75%, 2/15/45 (3)	2,524,372	2,659,140
0.875%, 1/15/29 (3)(4)	3,638,511	3,869,856

Total U.S. Treasury Obligations (Cost $7,691,365)		8,023,325

TOTAL INVESTMENTS (Cost $148,709,752) - 100.1%		163,622,470
Other assets and liabilities, net - (0.1%)		(95,254)
NET ASSETS - 100.0%		163,527,216

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 17

NOTES TO SCHEDULE OF INVESTMENTS
(1) Affiliated company.
(2) Non-income producing security.
(3) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(4) Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE/UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 2-Year Treasury Note	61	12/31/19	$13,145,500	($33,097)
U.S. 10-Year Treasury Note	30	12/19/19	3,909,375	2,900
U.S. Ultra 10-Year Treasury Note	19	12/19/19	2,705,719	5,013
Total Long				($25,184)
Short:
U.S. 5-Year Treasury Note	(47)	12/31/19	($5,599,977)	$32,632
U.S. Ultra-Long Treasury Bond	(24)	12/19/19	(4,605,750)	93,287
Total Short				$125,919

See notes to financial statements.

18 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT CONSERVATIVE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $15,831,319)	$16,351,100
Investments in securities of affiliated issuers, at value (identified cost $191,324,823)	200,977,803
Cash	39,002
Receivable for capital shares sold	251,196
Interest receivable	26,748
Dividends receivable - affiliated	294,594
Trustees’ deferred compensation plan	108,041
Other assets	9,148
Total assets	218,057,632

LIABILITIES
Payable for variation margin on open futures contracts	14,223
Payable for investments purchased	422,322
Payable for capital shares redeemed	60,446
Payable to affiliates:
Distribution and service fees	56,863
Sub-transfer agency fee	7,201
Trustees’ deferred compensation plan	108,041
Other	964
Accrued expenses	83,893
Total liabilities	753,953
NET ASSETS	$217,303,679

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$202,544,885
Distributable earnings	14,758,794
Total	$217,303,679

NET ASSET VALUE PER SHARE
Class A (based on net assets of $159,188,349 and 9,061,088 shares outstanding)	$17.57
Class C (based on net assets of $29,827,535 and 1,718,372 shares outstanding)	$17.36
Class I (based on net assets of $28,287,795 and 1,609,223 shares outstanding)	$17.58

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$18.45
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 19

CALVERT MODERATE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $22,590,388)	$23,339,164
Investments in securities of affiliated issuers, at value (identified cost $280,993,696)	303,299,034
Cash	27,434
Receivable for investments sold	687,736
Receivable for capital shares sold	129,452
Interest receivable	37,066
Dividends receivable - affiliated	254,564
Receivable from affiliate	1,877
Trustees’ deferred compensation plan	158,857
Other assets	13,617
Total assets	327,948,801

LIABILITIES
Payable for variation margin on open futures contracts	15,419
Payable for investments purchased	254,535
Payable for capital shares redeemed	833,925
Payable to affiliates:
Distribution and service fees	81,437
Sub-transfer agency fee	14,959
Trustees’ deferred compensation plan	158,857
Accrued expenses	94,798
Total liabilities	1,453,930
NET ASSETS	$326,494,871

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$294,395,457
Distributable earnings	32,099,414
Total	$326,494,871

NET ASSET VALUE PER SHARE
Class A (based on net assets of $247,372,316 and 12,689,201 shares outstanding)	$19.49
Class C (based on net assets of $36,678,777 and 1,980,609 shares outstanding)	$18.52
Class I (based on net assets of $42,443,778 and 2,175,395 shares outstanding)	$19.51

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$20.46
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

20 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT GROWTH ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $7,691,365)	$8,023,325
Investments in securities of affiliated issuers, at value (identified cost $141,018,387)	155,599,145
Cash	7,350
Receivable for capital shares sold	111,328
Interest receivable	13,441
Dividends receivable - affiliated	26,403
Receivable from affiliate	9,679
Trustees’ deferred compensation plan	84,023
Other assets	6,995
Total assets	163,881,689

LIABILITIES
Payable for variation margin on open futures contracts	6,153
Payable for investments purchased	83,398
Payable for capital shares redeemed	49,052
Payable to affiliates:
Distribution and service fees	40,595
Sub-transfer agency fee	13,140
Trustees’ deferred compensation plan	84,023
Accrued expenses	78,112
Total liabilities	354,473
NET ASSETS	$163,527,216

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$144,584,346
Distributable earnings	18,942,870
Total	$163,527,216

NET ASSET VALUE PER SHARE
Class A (based on net assets of $136,473,936 and 6,696,236 shares outstanding)	$20.38
Class C (based on net assets of $15,188,845 and 879,981 shares outstanding)	$17.26
Class I (based on net assets of $11,864,435 and 579,339 shares outstanding)	$20.48

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$21.40
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 21

CALVERT ALLOCATION FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Dividend income - affiliated issuers	$4,882,936	$5,965,956	$2,158,159
Interest income	313,111	427,513	150,337
Securities lending income, net	54	68	10
Total investment income	5,196,101	6,393,537	2,308,506

EXPENSES
Distribution and service fees:
Class A	362,893	585,020	322,194
Class C	304,947	392,549	162,280
Trustees’ fees and expenses	11,793	18,241	9,212
Custodian fees	30,419	32,893	28,887
Transfer agency fees and expenses	195,368	311,404	237,366
Accounting fees	17,545	16,503	17,545
Professional fees	30,987	38,413	29,936
Registration fees	55,700	58,047	56,020
Reports to shareholders	20,682	25,038	17,742
Miscellaneous	19,684	18,543	20,429
Total expenses	1,050,018	1,496,651	901,611
Waiver and/or reimbursement of expenses by affiliate	(14,031)	(7,605)	(135,523)
Reimbursement of expenses-other	(4,884)	(7,544)	(3,826)
Net expenses	1,031,103	1,481,502	762,262
Net investment income	4,164,998	4,912,035	1,546,244

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	24,868	(114,140)	(137,599)
Investment securities - affiliated issuers	2,907,484	7,261,413	4,026,319
Futures contracts	2,157,193	956,635	(1,020,831)
Written options	144,559	308,272	212,655
Capital gains distributions from affiliated issuers	1,782,763	4,934,877	3,606,009
	7,016,867	13,347,057	6,686,553

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	584,414	829,758	371,919
Investment securities - affiliated issuers	724,989	(5,580,861)	(4,636,096)
Futures contracts	89,202	95,461	63,149
Foreign currency	(7,448)	(17,981)	(20,892)
	1,391,157	(4,673,623)	(4,221,920)

Net realized and unrealized gain	8,408,024	8,673,434	2,464,633

Net increase in net assets resulting from operations	$12,573,022	$13,585,469	$4,010,877
See notes to financial statements.

22 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT CONSERVATIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$4,164,998	$3,636,508
Net realized gain	7,016,867	5,376,815
Net change in unrealized appreciation (depreciation)	1,391,157	(1,383,784)
Net increase in net assets resulting from operations	12,573,022	7,629,539

Distributions to shareholders:
Class A shares	(6,238,683)	(5,934,409)
Class C shares	(1,176,903)	(1,105,663)
Class I shares	(1,019,445)	(641,915)
Total distributions to shareholders	(8,435,031)	(7,681,987)

Capital share transactions:
Class A shares	5,782,398	11,824,560
Class C shares	(4,452,570)	191,751
Class I shares	8,150,298	16,669,375
Class Y shares (1)	—	(10,313,306)
Net increase in net assets from capital share transactions	9,480,126	18,372,380

TOTAL INCREASE IN NET ASSETS	13,618,117	18,319,932

NET ASSETS
Beginning of year	203,685,562	185,365,630
End of year	$217,303,679	$203,685,562

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 23

CALVERT MODERATE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$4,912,035	$3,919,691
Net realized gain	13,347,057	13,369,601
Net change in unrealized appreciation (depreciation)	(4,673,623)	3,356,442
Net increase in net assets resulting from operations	13,585,469	20,645,734

Distributions to shareholders:
Class A shares	(11,972,228)	(10,925,948)
Class C shares	(2,132,802)	(1,785,549)
Class I shares	(1,685,209)	(906,196)
Total distributions to shareholders	(15,790,239)	(13,617,693)

Capital share transactions:
Class A shares	17,481,020	12,439,986
Class C shares	(8,052,463)	2,180,614
Class I shares	13,099,745	19,636,760
Class Y shares (1)	—	(3,786,643)
Net increase in net assets from capital share transactions	22,528,302	30,470,717

TOTAL INCREASE IN NET ASSETS	20,323,532	37,498,758

NET ASSETS
Beginning of year	306,171,339	268,672,581
End of year	$326,494,871	$306,171,339

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

24 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT GROWTH ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$1,546,244	$1,471,023
Net realized gain	6,686,553	9,254,546
Net change in unrealized appreciation (depreciation)	(4,221,920)	3,482,036
Net increase in net assets resulting from operations	4,010,877	14,207,605

Distributions to shareholders:
Class A shares	(6,918,489)	(6,331,795)
Class C shares	(1,055,466)	(1,027,180)
Class I shares	(582,950)	(362,126)
Total distributions to shareholders	(8,556,905)	(7,721,101)

Capital share transactions:
Class A shares	9,857,932	7,806,222
Class C shares	(3,170,414)	671,240
Class I shares	95,095	9,877,048
Class Y shares (1)	—	(1,230,496)
Net increase in net assets from capital share transactions	6,782,613	17,124,014

TOTAL INCREASE IN NET ASSETS	2,236,585	23,610,518

NET ASSETS
Beginning of year	161,290,631	137,680,113
End of year	$163,527,216	$161,290,631

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 25

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$17.25	$17.25	$16.48	$16.59	$17.22
Income from investment operations:
Net investment income (1)	0.37	0.33	0.30	0.31	0.30
Net realized and unrealized gain	0.70	0.36	0.96	0.55	0.05
Total from investment operations	1.07	0.69	1.26	0.86	0.35
Distributions from:
Net investment income	(0.41)	(0.42)	(0.33)	(0.30)	(0.29)
Net realized gain	(0.34)	(0.27)	(0.16)	(0.67)	(0.69)
Total distributions	(0.75)	(0.69)	(0.49)	(0.97)	(0.98)
Total increase (decrease) in net asset value	0.32	—	0.77	(0.11)	(0.63)
Net asset value, ending	$17.57	$17.25	$17.25	$16.48	$16.59
Total return (2)	6.57%	4.08%	7.84%	5.42%	2.01%
Ratios to average net assets: (3)
Total expenses (4)	0.44%	0.44%	0.51%	0.67%	0.69%
Net expenses (4)	0.44%	0.44%	0.44%	0.44%	0.44%
Net investment income	2.18%	1.93%	1.77%	1.90%	1.76%
Portfolio turnover	85%	94%	46%	61%	8%
Net assets, ending (in thousands)	$159,188	$150,237	$138,512	$131,576	$112,881

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
See notes to financial statements.

26 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$17.05	$17.06	$16.28	$16.40	$17.06
Income from investment operations:
Net investment income (1)	0.25	0.20	0.17	0.17	0.13
Net realized and unrealized gain	0.68	0.36	0.96	0.55	0.06
Total from investment operations	0.93	0.56	1.13	0.72	0.19
Distributions from:
Net investment income	(0.28)	(0.30)	(0.19)	(0.17)	(0.16)
Net realized gain	(0.34)	(0.27)	(0.16)	(0.67)	(0.69)
Total distributions	(0.62)	(0.57)	(0.35)	(0.84)	(0.85)
Total increase (decrease) in net asset value	0.31	(0.01)	0.78	(0.12)	(0.66)
Net asset value, ending	$17.36	$17.05	$17.06	$16.28	$16.40
Total return (2)	5.77%	3.30%	7.04%	4.57%	1.03%
Ratios to average net assets: (3)
Total expenses (4)	1.19%	1.19%	1.30%	1.46%	1.44%
Net expenses (4)	1.19%	1.19%	1.19%	1.27%	1.44%
Net investment income	1.47%	1.17%	1.03%	1.07%	0.76%
Portfolio turnover	85%	94%	46%	61%	8%
Net assets, ending (in thousands)	$29,828	$33,843	$33,661	$34,334	$29,932

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 27

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS I SHARES	2019	2018	2017	2016(1)
Net asset value, beginning	$17.25	$17.23	$16.48	$16.07
Income from investment operations:
Net investment income (2)	0.42	0.41	0.40	0.11
Net realized and unrealized gain	0.70	0.34	0.91	0.43
Total from investment operations	1.12	0.75	1.31	0.54
Distributions from:
Net investment income	(0.45)	(0.46)	(0.40)	(0.13)
Net realized gain	(0.34)	(0.27)	(0.16)	—
Total distributions	(0.79)	(0.73)	(0.56)	(0.13)
Total increase in net asset value	0.33	0.02	0.75	0.41
Net asset value, ending	$17.58	$17.25	$17.23	$16.48
Total return (3)	6.89%	4.40%	8.22%	3.40%	(4)
Ratios to average net assets: (5)
Total expenses (6)	0.19%	0.19%	1.43%	0.97%	(7)
Net expenses (6)	0.16%	0.09%	0.09%	0.09%	(7)
Net investment income	2.44%	2.36%	2.37%	1.93%	(7)
Portfolio turnover	85%	94%	46%	61%	(8)
Net assets, ending (in thousands)	$28,288	$19,605	$3,052	$1,034

(1) From May 20, 2016 inception.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
(7) Annualized.
(8) For the year ended September 30, 2016.
See notes to financial statements.

28 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$19.77	$19.32	$17.86	$18.84	$19.80
Income from investment operations:
Net investment income (1)	0.31	0.29	0.28	0.25	0.23
Net realized and unrealized gain (loss)	0.43	1.15	1.93	1.00	(0.04)
Total from investment operations	0.74	1.44	2.21	1.25	0.19
Distributions from:
Net investment income	(0.40)	(0.47)	(0.28)	(0.24)	(0.21)
Net realized gain	(0.62)	(0.52)	(0.47)	(1.99)	(0.94)
Total distributions	(1.02)	(0.99)	(0.75)	(2.23)	(1.15)
Total increase (decrease) in net asset value	(0.28)	0.45	1.46	(0.98)	(0.96)
Net asset value, ending	$19.49	$19.77	$19.32	$17.86	$18.84
Total return (2)	4.44%	7.62%	12.86%	7.16%	0.86%
Ratios to average net assets: (3)
Total expenses (4)	0.42%	0.43%	0.50%	0.73%	0.67%
Net expenses (4)	0.42%	0.43%	0.44%	0.56%	0.67%
Net investment income	1.65%	1.47%	1.52%	1.43%	1.14%
Portfolio turnover	89%	73%	45%	61%	8%
Net assets, ending (in thousands)	$247,372	$231,146	$213,343	$203,907	$189,372

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
See notes to financial statements.

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CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$18.84	$18.37	$17.11	$18.16	$19.19
Income from investment operations:
Net investment income (1)	0.19	0.13	0.14	0.11	0.07
Net realized and unrealized gain (loss)	0.38	1.10	1.84	0.97	(0.02)
Total from investment operations	0.57	1.23	1.98	1.08	0.05
Distributions from:
Net investment income	(0.27)	(0.24)	(0.25)	(0.14)	(0.14)
Net realized gain	(0.62)	(0.52)	(0.47)	(1.99)	(0.94)
Total distributions	(0.89)	(0.76)	(0.72)	(2.13)	(1.08)
Total increase (decrease) in net asset value	(0.32)	0.47	1.26	(1.05)	(1.03)
Net asset value, ending	$18.52	$18.84	$18.37	$17.11	$18.16
Total return (2)	3.68%	6.83%	12.02%	6.37%	0.09%
Ratios to average net assets: (3)
Total expenses (4)	1.17%	1.18%	1.29%	1.51%	1.42%
Net expenses (4)	1.17%	1.18%	1.19%	1.32%	1.42%
Net investment income	1.04%	0.72%	0.77%	0.68%	0.37%
Portfolio turnover	89%	73%	45%	61%	8%
Net assets, ending (in thousands)	$36,679	$45,880	$42,529	$42,695	$40,560

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
See notes to financial statements.

30 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS I SHARES	2019	2018	2017	2016(1)
Net asset value, beginning	$19.79	$19.36	$17.85	$17.10
Income from investment operations:
Net investment income (2)	0.35	0.33	0.26	0.07
Net realized and unrealized gain	0.44	1.19	2.02	0.76
Total from investment operations	0.79	1.52	2.28	0.83
Distributions from:
Net investment income	(0.45)	(0.57)	(0.30)	(0.08)
Net realized gain	(0.62)	(0.52)	(0.47)	—
Total distributions	(1.07)	(1.09)	(0.77)	(0.08)
Total increase (decrease) in net asset value	(0.28)	0.43	1.51	0.75
Net asset value, ending	$19.51	$19.79	$19.36	$17.85
Total return (3)	4.69%	8.04%	13.26%	4.86%	(4)
Ratios to average net assets: (5)
Total expenses (6)	0.17%	0.17%	0.55%	0.54%	(7)
Net expenses (6)	0.14%	0.09%	0.09%	0.09%	(7)
Net investment income	1.83%	1.70%	1.43%	1.06%	(7)
Portfolio turnover	89%	73%	45%	61%	(8)
Net assets, ending (in thousands)	$42,444	$29,145	$9,124	$1,049

(1) From May 20, 2016 inception.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
(7) Annualized.
(8) For the year ended September 30, 2016.
See notes to financial statements.

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CALVERT GROWTH ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$21.16	$20.27	$18.12	$19.32	$20.68
Income from investment operations:
Net investment income (1)	0.20	0.22	0.23	0.19	0.21
Net realized and unrealized gain (loss)	0.15	1.79	2.82	1.25	(0.08)
Total from investment operations	0.35	2.01	3.05	1.44	0.13
Distributions from:
Net investment income	(0.36)	(0.44)	(0.23)	(0.15)	(0.21)
Net realized gain	(0.77)	(0.68)	(0.67)	(2.49)	(1.28)
Total distributions	(1.13)	(1.12)	(0.90)	(2.64)	(1.49)
Total increase (decrease) in net asset value	(0.78)	0.89	2.15	(1.20)	(1.36)
Net asset value, ending	$20.38	$21.16	$20.27	$18.12	$19.32
Total return (2)	2.56%	10.19%	17.59%	8.03%	0.41%
Ratios to average net assets: (3)
Total expenses (4)	0.52%	0.52%	0.60%	0.78%	0.77%
Net expenses (4)	0.43%	0.43%	0.43%	0.43%	0.43%
Net investment income	1.04%	1.07%	1.24%	1.10%	1.04%
Portfolio turnover	92%	64%	55%	62%	10%
Net assets, ending (in thousands)	$136,474	$129,981	$116,680	$103,539	$93,928

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
See notes to financial statements.

32 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT GROWTH ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$18.10	$17.50	$15.85	$17.21	$18.71
Income from investment operations:
Net investment income (loss) (1)	0.08	0.06	0.08	0.03	(0.01)
Net realized and unrealized gain (loss)	0.08	1.53	2.45	1.10	(0.07)
Total from investment operations	0.16	1.59	2.53	1.13	(0.08)
Distributions from:
Net investment income	(0.23)	(0.31)	(0.21)	—	(0.14)
Net realized gain	(0.77)	(0.68)	(0.67)	(2.49)	(1.28)
Total distributions	(1.00)	(0.99)	(0.88)	(2.49)	(1.42)
Total increase (decrease) in net asset value	(0.84)	0.60	1.65	(1.36)	(1.50)
Net asset value, ending	$17.26	$18.10	$17.50	$15.85	$17.21
Total return (2)	1.80%	9.39%	16.72%	7.06%	(0.72%)
Ratios to average net assets: (3)
Total expenses (4)	1.27%	1.27%	1.42%	1.60%	1.55%
Net expenses (4)	1.18%	1.18%	1.18%	1.31%	1.55%
Net investment income (loss)	0.48%	0.33%	0.52%	0.20%	(0.05%)
Portfolio turnover	92%	64%	55%	62%	10%
Net assets, ending (in thousands)	$15,189	$19,372	$18,045	$17,578	$16,400

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
See notes to financial statements.

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CALVERT GROWTH ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS I SHARES	2019	2018	2017	2016(1)
Net asset value, beginning	$21.26	$20.35	$18.14	$17.17
Income from investment operations:
Net investment income (2)	0.24	0.25	0.36	0.01
Net realized and unrealized gain	0.16	1.84	2.77	0.96
Total from investment operations	0.40	2.09	3.13	0.97
Distributions from:
Net investment income	(0.41)	(0.50)	(0.25)	—
Net realized gain	(0.77)	(0.68)	(0.67)	—
Total distributions	(1.18)	(1.18)	(0.92)	—
Total increase (decrease) in net asset value	(0.78)	0.91	2.21	0.97
Net asset value, ending	$20.48	$21.26	$20.35	$18.14
Total return (3)	2.84%	10.57%	18.02%	5.65%	(4)
Ratios to average net assets: (5)
Total expenses (6)	0.27%	0.26%	1.76%	0.57%	(7)
Net expenses (6)	0.15%	0.08%	0.08%	0.08%	(7)
Net investment income	1.23%	1.20%	1.91%	0.19%	(7)
Portfolio turnover	92%	64%	55%	62%	(8)
Net assets, ending (in thousands)	$11,864	$11,938	$1,790	$1,056

(1) From May 20, 2016 inception.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
(7) Annualized.
(8) For the year ended September 30, 2016.
See notes to financial statements.

34 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Conservative Allocation Fund (Conservative), Calvert Moderate Allocation Fund (Moderate) and Calvert Growth Allocation Fund (Growth) (formerly, Calvert Aggressive Allocation Fund), (each a Fund and collectively, the Funds) are diversified series of Calvert Social Investment Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Conservative is to seek current income and capital appreciation, consistent with the preservation of capital. The investment objective of Moderate is to seek long-term capital appreciation and growth of income, with current income a secondary objective. The investment objective of Growth is to seek long-term capital appreciation. The Funds invest primarily in a combination of other Calvert equity and fixed-income funds (the Underlying Funds). The financial statements of the Underlying Funds are included in their shareholder reports, which are available free of charge at www.calvert.com.
Each Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Valuation methodologies and polices of the Underlying Funds are included in their financial statements, which are available upon request.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

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Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Funds’ adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following tables summarize the market value of each of the Funds’ holdings as of September 30, 2019, based on the inputs used to value them:
CONSERVATIVE

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$200,977,803	$—	$—	$200,977,803
U.S. Treasury Obligations	—	16,351,100	—	16,351,100
Total Investments	$200,977,803	$16,351,100	$—	$217,328,903
Futures Contracts	$10,026	$—	$—	$10,026
Total	$200,987,829	$16,351,100	$—	$217,338,929

Liabilities
Futures Contracts	$(269,091)	$—	$—	$(269,091)
MODERATE

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$303,299,034	$—	$—	$303,299,034
U.S. Treasury Obligations	—	23,339,164	—	23,339,164
Total Investments	$303,299,034	$23,339,164	$—	$326,638,198
Futures Contracts	$10,206	$—	$—	$10,206
Total	$303,309,240	$23,339,164	$—	$326,648,404

Liabilities
Futures Contracts	$(144,131)	$—	$—	$(144,131)
GROWTH

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$155,599,145	$—	$—	$155,599,145
U.S. Treasury Obligations	—	8,023,325	—	8,023,325
Total Investments	$155,599,145	$8,023,325	$—	$163,622,470
Futures Contracts	$133,832	$—	$—	$133,832
Total	$155,732,977	$8,023,325	$—	$163,756,302

Liabilities
Futures Contracts	$(33,097)	$—	$—	$(33,097)

36 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions received from the Underlying Funds are recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of each Fund. Expenses arising in connection with a specific class are charged directly to that class.
D. Foreign Currency Transactions: The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Futures Contracts: The Funds may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds’ ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
F. Options Contracts: Upon the purchase of a call or put option, the premium paid by the Funds is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Funds’ policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As purchasers of an index option, the Funds have the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
Upon the writing of a call or a put option, the premium received by the Funds is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Funds’ policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, each Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. The Funds, as writers of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bear the market risk of an unfavorable change in the price of the instrument underlying the written option. The Funds may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
G. Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are declared and paid quarterly for Conservative and Moderate and annually for Growth. Distributions

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from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
H. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
J. Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Each Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), provides investment advisory services to the Funds. The Funds do not pay advisory fees to CRM for performing investment advisory services. CRM, however, receives advisory fees for managing the Underlying Funds.
CRM has agreed to reimburse the Funds’ operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses, interest expense, taxes or litigation expenses) for Conservative, Moderate and Growth exceed 0.44%, 0.44% and 0.43%, respectively, for Class A shares; 1.19%, 1.19% and 1.18%, respectively, for Class C shares; and 0.19%, 0.19% and 0.18% (0.09%, 0.09% and 0.08% prior to February 1, 2019), respectively, for Class I shares of such class’ average daily net assets. The expense reimbursement agreements with CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $14,031, $7,605 and $135,523 of Conservative, Moderate and Growth, respectively. CRM serves as the administrator of the Funds, but receives no compensation.
The Funds have in effect distribution plans for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds’ principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Funds by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Funds also have in effect distribution plans for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees for Conservative, Moderate and Growth paid or accrued for the year ended September 30, 2019, amounted to $362,893, $585,020 and $322,194, respectively, for Class A shares and $304,947, $392,549 and $162,280, respectively, for Class C shares.
The Funds were informed that EVD received $40,071, $78,182 and $54,874 for Conservative, Moderate and Growth, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2019. The Funds were also informed that EVD received $2,275, $1,536 and $2,779 for Conservative, Moderate and Growth, respectively, of contingent deferred sales charges paid by each Fund’s shareholders for the same period.
EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to

38 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

$30,346, $61,372 and $53,743 for Conservative, Moderate and Growth, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
Each Trustee of the Funds who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Trustees. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds’ assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Funds who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, each Fund’s allocated portion of such expense and reimbursement was $4,884, $7,544 and $3,826 for Conservative, Moderate and Growth, respectively, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statements of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were as follows:

	CONSERVATIVE	MODERATE	GROWTH
Purchases
U.S. Government and Agency Securities	$19,510,284	$30,500,099	$14,714,646
Non-U.S. Government and Agency Securities	159,321,578	262,850,848	130,964,658
Total Purchases	$178,831,862	$293,350,947	$145,679,304
Sales
U.S. Government and Agency Securities	$9,819,605	$15,425,764	$10,185,731
Non-U.S. Government and Agency Securities	159,945,036	260,649,531	133,149,133
Total Sales	$169,764,641	$276,075,295	$143,334,864
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

Year Ended September 30, 2019
	CONSERVATIVE	MODERATE	GROWTH
Ordinary income	$5,100,581	$7,122,218	$3,348,578
Long-term capital gains	3,334,450	8,668,021	5,208,327

Year Ended September 30, 2018
	CONSERVATIVE	MODERATE	GROWTH
Ordinary income	$4,953,252	$6,357,229	$3,000,347
Long-term capital gains	2,728,735	7,260,464	4,720,754

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During the year ended September 30, 2019, the following amounts were reclassified due to the Funds’ use of equalization accounting. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.

	CONSERVATIVE	MODERATE	GROWTH
Change in:
Paid-in capital	$650,147	$778,462	$386,685
Distributable earnings	($650,147)	($778,462)	($386,685)
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	CONSERVATIVE	MODERATE	GROWTH
Undistributed ordinary income	$1,156,986	$2,236,309	$—
Undistributed long-term capital gains	$3,685,881	$7,378,297	$4,542,124
Late year ordinary losses	$—	$—	$(201,199)
Net unrealized appreciation (depreciation)	$9,915,927	$22,484,808	$14,601,945
At September 30, 2019, Growth had a late year ordinary loss of $201,199 related to certain specified losses realized after October 31, 2018 which it has elected to defer to the following taxable year pursuant to income tax regulations.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Funds at September 30, 2019, as determined on a federal income tax basis, were as follows:

	CONSERVATIVE	MODERATE	GROWTH
Aggregate cost	$207,405,479	$304,135,302	$148,999,530
Gross unrealized appreciation	$10,545,580	$23,618,594	$15,285,104
Gross unrealized depreciation	(622,156)	(1,115,698)	(662,164)
Net unrealized appreciation (depreciation)	$9,923,424	$22,502,896	$14,622,940
NOTE 5 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2019 is included in each Fund’s Schedule of Investments. During the year ended September 30, 2019, each Fund used futures contracts and purchased and written options contracts to facilitate the periodic rebalancing of its portfolio to maintain its target asset allocation and to make tactical asset allocations.
At September 30, 2019, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

CONSERVATIVE

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Futures contracts	Distributable earnings	$10,026	*	($269,091)	*

* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

40 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

MODERATE

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Futures contracts	Distributable earnings	$10,206	*	($144,131)	*

* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

GROWTH

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Futures contracts	Distributable earnings	$133,832	*	($33,097)	*

* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations by risk exposure for the year ended September 30, 2019 was as follows:

CONSERVATIVE
Statement of Operations Caption	Equity price	Interest rate	Total
Net realized gain (loss) on:
Investment securities – unaffiliated issuers*	($153,653)	$—	($153,653)
Futures contracts	(120,862)	2,278,055	2,157,193
Written options	144,559	—	144,559
Total	($129,956)	$2,278,055	$2,148,099
Net change in unrealized appreciation (depreciation) on:
Investment securities – unaffiliated issuers*	$3,450	$—	$3,450
Futures contracts	(8,136)	97,338	89,202
Total	($4,686)	$97,338	$92,652

* Relates to purchased options.

MODERATE
Statement of Operations Caption	Equity price	Interest rate	Total
Net realized gain (loss) on:
Investment securities – unaffiliated issuers*	($370,412)	$—	($370,412)
Futures contracts	(304,919)	1,261,554	956,635
Written options	308,272	—	308,272
Total	($367,059)	$1,261,554	$894,495
Net change in unrealized appreciation (depreciation) on:
Investment securities – unaffiliated issuers*	$7,392	$—	$7,392
Futures contracts	(4,585)	100,046	95,461
Total	$2,807	$100,046	$102,853

* Relates to purchased options.

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GROWTH
Statement of Operations Caption	Equity price	Interest rate	Total
Net realized gain (loss) on:
Investment securities – unaffiliated issuers*	($277,217)	$—	($277,217)
Futures contracts	(276,875)	(743,956)	(1,020,831)
Written options	212,655	—	212,655
Total	($341,437)	($743,956)	($1,085,393)
Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers*	$5,175	$—	$5,175
Futures contracts	1,388	61,761	63,149
Total	$6,563	$61,761	$68,324

* Relates to purchased options.
The average notional cost of futures contracts and the average number of purchased and written options contracts outstanding during the year ended September 30, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

	CONSERVATIVE	MODERATE	GROWTH
Futures contracts – long	$40,970,000	$32,459,000	$6,277,000
Futures contracts – short	$2,962,000	$4,991,000	$7,376,000
Purchased options	306	742	562
Written options	(114)	(290)	(233)
NOTE 6 — SECURITIES LENDING
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.
The Funds did not have any securities on loan at September 30, 2019.
NOTE 7 — LINE OF CREDIT
The Funds participate with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. Moderate and Growth had no borrowings pursuant to this line of credit during the year ended September 30, 2019. Conservative had no borrowings

42 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT outstanding pursuant to this line of credit at September 30, 2019 and did not have any significant borrowings or allocated fees during the year then ended.
Effective at the close of business on October 28, 2019, the Funds and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Funds participate with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.
NOTE 8 — AFFILIATED COMPANIES
At September 30, 2019, the value of each Fund’s investment in affiliated funds was $200,977,803, $303,299,034 and $155,599,145 for Conservative, Moderate and Growth, respectively, which represents 92.5%, 92.9% and 95.2% of net assets for Conservative, Moderate and Growth, respectively. Transactions in affiliated funds by the Funds for the year ended September 30, 2019 were as follows:
CONSERVATIVE

Name of Calvert Fund	Value, beginning of period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of period	Dividend Income	Capital Gains Distributions Received	Shares, end of period
Absolute Return Bond Fund, Class I	$26,307,191	$848,086	($27,335,595)	$177,082	$3,236	$—	$515,952	$—	—
Absolute Return Bond Fund, Class R6	—	20,438,423	(1,984,425)	5,375	49,091	18,508,464	279,235	—	1,230,616
Bond Fund, Class R6	74,062,493	13,890,733	(25,957,112)	(501,624)	4,260,577	65,755,067	1,860,443	—	3,939,788
Emerging Markets Equity Fund, Class I	6,055,431	3,076,736	(9,779,263)	1,273,799	(626,703)	—	48,095	—	—
Emerging Markets Equity Fund, Class R6	—	9,275,031	(3,008,880)	(184,372)	(137,082)	5,944,697	—	—	367,183
Floating-Rate Advantage Fund, Class R6	27,434,474	1,111,899	(13,252,681)	(304,535)	(282,568)	14,706,589	892,970	—	1,513,024
High Yield Bond Fund, Class I	—	3,770,286	(3,819,714)	49,428	—	—	36,291	—	—
International Equity Fund, Class I	—	2,772,815	(2,968,110)	195,295	—	—	25,673	—	—
International Equity Fund, Class R6	—	5,802,356	—	—	274,844	6,077,200	—	—	312,613
International Opportunities Fund, Class I	6,014,777	1,032,996	(6,288,651)	32,034	(791,156)	—	95,789	390,195	—
International Opportunities Fund, Class R6	—	6,698,702	—	—	(98,419)	6,600,283	—	—	416,159
International Responsible Index Fund, Class I	9,006,844	465,204	(8,953,927)	83,736	(601,857)	—	172,611	—	—
International Responsible Index Fund, Class R6	—	5,245,812	(2,992,204)	(21,590)	23,238	2,255,256	—	—	97,546
Long-Term Income Fund, Class I	45	—	(44)	(2)	1	—	—	—	—
Mid-Cap Fund, Class I	2,173,350	236,993	(803,796)	49,571	(29,361)	1,626,757	7,806	100,051	39,437
Short Duration Income Fund, Class R6	—	6,517,885	—	—	588	6,518,473	3,885	—	401,384

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Name of Calvert Fund	Value, beginning of period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of period	Dividend Income	Capital Gains Distributions Received	Shares, end of period
Small-Cap Fund, Class I	$3,105,469	$366,312	($3,272,348)	$130,362	($329,795)	$—	$6,536	$139,745	—
Small-Cap Fund, Class R6	—	3,269,991	—	—	41,476	3,311,467	—	—	120,417
Ultra-Short Duration Income Fund, Class R6	2,816,869	60,137,316	(40,998,032)	1,345,387	(1,290,333)	22,011,207	404,128	—	2,205,532
US Large-Cap Core Responsible Index Fund, Class R6	15,608,955	11,253,676	(2,475,616)	127,948	937,843	25,452,806	207,955	442,547	1,000,503
US Large-Cap Growth Responsible Index Fund, Class I	9,481,800	943,558	(1,776,332)	243,759	(241,713)	8,651,072	79,040	364,692	289,527
US Large-Cap Value Responsible Index Fund, Class I	11,757,764	1,714,634	(958,909)	(26,813)	(8,420)	12,478,256	200,106	280,989	530,313
US Mid-Cap Core Responsible Index Fund, Class I	4,143,326	452,134	(3,319,397)	232,644	(428,498)	1,080,209	46,421	64,544	39,949
TOTALS				$2,907,484	$724,989	$200,977,803	$4,882,936	$1,782,763

MODERATE

Name of Calvert Fund	Value, beginning of period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of period	Dividend Income	Capital Gains Distributions Received	Shares, end of period
Absolute Return Bond Fund, Class I	$35,079,521	$1,880,047	($37,082,342)	$69,894	$52,880	$—	$648,027	$—	—
Absolute Return Bond Fund, Class R6	—	25,391,912	(4,909,140)	14,195	54,506	20,551,473	333,294	—	1,366,454
Bond Fund, Class R6	45,335,019	22,767,816	(33,184,064)	(540,469)	2,699,087	37,077,389	1,107,532	—	2,221,533
Emerging Markets Equity Fund, Class I	15,044,626	7,546,069	(24,368,596)	2,881,304	(1,103,403)	—	146,123	—	—
Emerging Markets Equity Fund, Class R6	—	25,507,632	(7,402,519)	(478,051)	(440,020)	17,187,042	—	—	1,061,584
Floating-Rate Advantage Fund, Class R6	21,457,165	703,745	(8,512,794)	(194,029)	(291,923)	13,162,164	790,646	—	1,354,132
High Yield Bond Fund, Class I	—	5,894,390	(5,971,559)	77,169	—	—	56,737	—	—
International Equity Fund, Class I	4,517,892	4,776,382	(9,452,312)	660,687	(502,649)	—	97,653	—	—
International Equity Fund, Class R6	—	14,777,215	—	—	814,445	15,591,660	—	—	802,040
International Opportunities Fund, Class I	18,885,834	2,988,445	(19,635,907)	837,179	(3,075,551)	—	291,003	1,185,396	—

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Name of Calvert Fund	Value, beginning of period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation	Value, end of period	Dividend Income	Capital Gains Distributions Received	Shares, end of period
International Opportunities Fund, Class R6	$—	$20,892,919	($841,096)	($27,983)	($308,102)	$19,715,738	$—	$—	1,243,111
International Responsible Index Fund, Class I	24,998,096	1,511,370	(25,318,319)	110,252	(1,301,399)	—	462,644	—	—
International Responsible Index Fund, Class R6	—	16,317,544	(8,764,548)	(101,836)	60,565	7,511,725	—	—	324,902
Mid-Cap Fund, Class I	4,543,306	553,980	(1,908,130)	123,796	(38,421)	3,274,531	18,151	232,643	79,383
Short Duration Income Fund, Class R6	—	9,071,787	—	—	1,937	9,073,724	11,787	—	558,727
Small-Cap Fund, Class I	8,215,557	1,344,761	(9,038,229)	746,291	(1,268,380)	—	18,201	389,158	—
Small-Cap Fund, Class R6	—	8,024,927	—	—	111,939	8,136,866	—	—	295,886
Ultra-Short Duration Income Fund, Class R6	6,398,689	58,488,528	(38,140,172)	1,801,807	(1,722,797)	26,826,055	512,967	—	2,687,981
US Large-Cap Core Responsible Index Fund, Class R6	52,791,952	26,098,292	(13,463,299)	625,531	1,845,417	67,897,893	641,212	1,364,559	2,668,942
US Large-Cap Growth Responsible Index Fund, Class I	21,587,458	2,468,599	(2,853,798)	245,105	(174,933)	21,272,431	186,804	861,918	711,929
US Large-Cap Value Responsible Index Fund, Class I	28,490,912	4,388,043	(897,609)	(80,278)	46,804	31,947,872	502,162	705,136	1,357,751
US Mid-Cap Core Responsible Index Fund, Class I	12,071,138	1,456,444	(8,905,097)	490,849	(1,040,863)	4,072,471	141,013	196,067	150,609
TOTALS				$7,261,413	($5,580,861)	$303,299,034	$5,965,956	$4,934,877

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GROWTH

Name of Calvert Fund	Value, beginning of period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of period	Dividend Income	Capital Gains Distributions Received	Shares, end of period
Absolute Return Bond Fund, Class I	$4,024,488	$34,142	($4,055,908)	($41,248)	$38,526	$—	$—	$—	—
Bond Fund, Class R6	11,480,185	29,080,934	(36,448,510)	150,521	253,704	4,516,834	188,213	—	270,631
Emerging Markets Equity Fund, Class I	10,280,264	7,037,621	(18,686,612)	2,517,994	(1,149,267)	—	110,334	—	—
Emerging Markets Equity Fund, Class R6	—	20,143,088	(5,556,080)	(340,455)	(407,456)	13,839,097	—	—	854,793
Floating-Rate Advantage Fund, Class R6	3,248,364	3,314,498	(3,247,713)	(24,089)	(7,407)	3,283,653	101,415	—	337,824
International Equity Fund, Class I	9,202,194	2,036,023	(11,025,896)	890,933	(1,103,254)	—	134,101	—	—
International Equity Fund, Class R6	—	13,026,891	—	—	895,939	13,922,830	—	—	716,195
International Opportunities Fund, Class I	13,682,259	1,709,396	(13,704,294)	610,140	(2,297,501)	—	210,148	856,034	—
International Opportunities Fund, Class R6	—	15,784,597	—	—	(235,506)	15,549,091	—	—	980,397
International Responsible Index Fund, Class I	13,996,237	830,071	(13,831,316)	(230,014)	(764,978)	—	276,700	—	—
International Responsible Index Fund, Class R6	—	7,717,495	(2,014,000)	8,726	34,800	5,747,021	—	—	248,574
Mid-Cap Fund, Class I	3,648,036	1,696,013	(2,625,581)	34,272	107,627	2,860,367	13,950	178,804	69,342
Short Duration Income Fund, Class R6	—	2,546,879	(2,541,000)	1,555	1	7,435	8,879	—	458
Small-Cap Fund, Class I	5,218,999	1,510,141	(6,427,591)	482,118	(783,667)	—	10,734	229,503	—
Small-Cap Fund, Class R6	—	6,004,422	—	—	82,881	6,087,303	—	—	221,356
US Large-Cap Core Responsible Index Fund, Class R6	40,876,015	15,266,573	(5,564,181)	(144,667)	1,399,463	51,833,203	563,861	1,199,949	2,037,469
US Large-Cap Growth Responsible Index Fund, Class I	14,707,836	1,056,046	(1,148,894)	135,569	(82,022)	14,668,535	119,919	553,310	490,915
US Large-Cap Value Responsible Index Fund, Class I	19,928,259	1,847,149	(836,143)	(65,273)	(28,400)	20,845,592	331,304	465,217	885,915
US Mid-Cap Core Responsible Index Fund, Class I	8,100,261	322,679	(5,435,414)	40,237	(589,579)	2,438,184	88,601	123,192	90,170
TOTALS				$4,026,319	($4,636,096)	$155,599,145	$2,158,159	$3,606,009

46 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

NOTE 9 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

CONSERVATIVE	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,330,709	$39,792,979	2,180,976	$37,596,738
Reinvestment of distributions	363,931	5,887,096	327,801	5,609,954
Shares redeemed	(2,551,692)	(43,328,222)	(1,827,394)	(31,382,132)
Converted from Class C	206,350	3,430,545	—	—
Net increase	349,298	$5,782,398	681,383	$11,824,560

Class C
Shares sold	311,021	$5,212,563	318,703	$5,409,924
Reinvestment of distributions	69,316	1,095,859	59,877	1,013,444
Shares redeemed	(438,366)	(7,330,447)	(366,667)	(6,231,617)
Converted to Class A	(209,031)	(3,430,545)	—	—
Net increase (decrease)	(267,060)	($4,452,570)	11,913	$191,751

Class I
Shares sold	874,666	$14,901,899	773,598	$13,281,667
Reinvestment of distributions	62,564	1,017,615	36,804	629,265
Shares redeemed	(464,661)	(7,769,216)	(414,494)	(7,122,753)
Converted from Class Y	—	—	563,657	9,881,196
Net increase	472,569	$8,150,298	959,565	$16,669,375

Class Y (1)
Shares sold	—	$—	58,801	$1,022,522
Shares redeemed	—	—	(83,453)	(1,454,632)
Converted to Class I	—	—	(563,812)	(9,881,196)
Net decrease	—	$—	(588,464)	($10,313,306)

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 47

MODERATE	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,877,334	$35,308,247	1,972,821	$38,427,168
Reinvestment of distributions	671,564	11,604,554	548,409	10,512,164
Shares redeemed	(1,981,080)	(37,276,794)	(1,876,516)	(36,499,346)
Converted from Class C	432,322	7,845,013	—	—
Net increase	1,000,140	$17,481,020	644,714	$12,439,986

Class C
Shares sold	275,995	$4,896,010	516,056	$9,558,830
Reinvestment of distributions	125,901	2,044,774	92,257	1,686,140
Shares redeemed	(400,993)	(7,148,234)	(488,781)	(9,064,356)
Converted to Class A	(455,014)	(7,845,013)	—	—
Net increase (decrease)	(454,111)	($8,052,463)	119,532	$2,180,614

Class I
Shares sold	1,062,974	$20,062,004	963,236	$18,817,191
Reinvestment of distributions	94,949	1,654,149	45,170	866,944
Shares redeemed	(455,538)	(8,616,408)	(224,960)	(4,394,879)
Converted from Class Y	—	—	218,239	4,347,504
Net increase	702,385	$13,099,745	1,001,685	$19,636,760

Class Y (1)
Shares sold	—	$—	31,981	$630,011
Shares redeemed	—	—	(3,557)	(69,150)
Converted to Class I	—	—	(218,464)	(4,347,504)
Net decrease	—	$—	(190,040)	($3,786,643)

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

48 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

GROWTH	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	918,358	$18,029,054	1,019,658	$20,984,060
Reinvestment of distributions	386,141	6,684,103	300,628	6,057,659
Shares redeemed	(886,539)	(17,378,513)	(933,779)	(19,235,497)
Converted from Class C	135,009	2,523,288	—	—
Net increase	552,969	$9,857,932	386,507	$7,806,222

Class C
Shares sold	143,311	$2,397,390	198,663	$3,510,706
Reinvestment of distributions	70,530	1,039,612	57,534	997,061
Shares redeemed	(245,643)	(4,084,128)	(216,983)	(3,836,527)
Converted to Class A	(158,621)	(2,523,288)	—	—
Net increase (decrease)	(190,423)	($3,170,414)	39,214	$671,240

Class I
Shares sold	260,304	$5,023,142	443,339	$9,214,545
Reinvestment of distributions	32,112	557,467	17,836	360,106
Shares redeemed	(274,691)	(5,485,514)	(88,806)	(1,836,574)
Converted from Class Y	—	—	101,282	2,138,971
Net increase	17,725	$95,095	473,651	$9,877,048

Class Y (1)
Shares sold	—	$—	47,128	$973,817
Shares redeemed	—	—	(3,134)	(65,342)
Converted to Class I	—	—	(101,313)	(2,138,971)
Net decrease	—	$—	(57,319)	($1,230,496)

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

NOTE 10 — NAME CHANGE
Effective August 2, 2019, the name of Calvert Growth Allocation Fund was changed from Calvert Aggressive Allocation Fund.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
Calvert Social Investment Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Growth Allocation Fund (formerly Calvert Aggressive Allocation Fund) (collectively, the Funds), each a series of Calvert Social Investment Fund, including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, brokers and transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

50 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Funds designate the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:

Conservative Allocation Fund	$975,514
Moderate Allocation Fund	$2,736,480
Growth Allocation Fund	$2,034,295
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For each Fund’s fiscal 2019 ordinary income dividends, the following qualifies for the corporate dividends received deduction:

Conservative Allocation Fund	11.13%
Moderate Allocation Fund	21.74%
Growth Allocation Fund	48.42%
Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2019, the following amounts or, if subsequently determined to be different, the net capital gain of such year:

Conservative Allocation Fund	$4,181,220
Moderate Allocation Fund	$7,975,878
Growth Allocation Fund	$4,928,922

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 51

MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of Calvert Social Investment Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Trustee	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Trustee	1982
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Trustee	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Trustee	1990	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Trustee	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

52 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

Principal Officers who are not Trustees
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Funds because of his positions with the Funds’ adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited) 53

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

54 www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (Unaudited)

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CALVERT ASSET ALLOCATION FUNDS
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24205 9.30.19

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) - (d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2018 and September 30, 2019 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	9/30/18	%*	9/30/19	%*

Audit Fees	$190,478	4.3%	$199,707	3.9%

Audit-Related Fees(1)	$0	0%	$0	0%

Tax Fees(2)	$35,850	0%	$38,600	0%

All Other Fees(3)	$0	0%	$0	0%

Total	$226,328	3.6%	$238,307	3.2%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of committee’s requirement to pre-approve).

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f)	Not applicable.

(g)
Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/18		Fiscal Year ended 9/30/19
$	%*	$	%*

$35,850	0%	$38,600	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of committee’s requirement to pre-approve).

(h)
The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Please see schedule of investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes.

Item 11.  Controls and Procedures.

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)        Registrant’s Code of Ethics- Not applicable (please see Item 2)
(a)(2)(i)        President’s Section 302 certification.
(a)(2)(ii)        Treasurer’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:     /s/ John H. Streur
John H. Streur
President

Date: November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ John H. Streur
John H. Streur
President

Date:     November 21, 2019

By:    /s/ James F. Kirchner
    James F. Kirchner
Treasurer

Date:     November 21, 2019